                                                                    EXHIBIT 99.1


                   -------------------------------------------

                               EXCHANGE AGREEMENT

                          dated as of December 31, 2002

                                  by and among

                                   CORAM, INC.

                                       and

                            NOTEHOLDERS NAMED HEREIN

                   -------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE 1 DEFINITIONS.............................................................................................3

ARTICLE 2 THE EXCHANGE FOR THE DECEMBER 2002 PREFERRED STOCK.....................................................12

         2.1      Authorization of Issue.........................................................................12

         2.2      December 2002 Preferred Stock..................................................................12

         2.3      December 2002 Notes............................................................................12

         2.4      Closing........................................................................................13

ARTICLE 3 NOTEHOLDERS' REPRESENTATIONS...........................................................................13

         3.1      Investment Intention...........................................................................13

         3.2      Accredited Investor............................................................................13

         3.3      Corporate Existence............................................................................13

         3.4      Power; Authorization; Enforceable Obligations..................................................13

         3.5      Ownership of Exchange Notes....................................................................14

         3.6      Information....................................................................................14

         3.7      No General Solicitation........................................................................14

         3.8      California Blue Sky............................................................................14

         3.9      New York Blue Sky..............................................................................15

ARTICLE 4 COMPANY'S REPRESENTATIONS AND WARRANTIES...............................................................15

         4.1      Authorized and Outstanding Stock...............................................................15

         4.2      Authorization and Issuance of the December 2002 Preferred Stock................................15

         4.3      Securities Laws................................................................................15

         4.4      Corporate Existence; Compliance with Law.......................................................16

         4.5      Subsidiaries...................................................................................16

         4.6      Corporate Power; Authorization; Enforceable Obligations........................................16

         4.7      Financial Condition............................................................................17

         4.8      Properties.....................................................................................17

         4.9      Adverse Agreements, Etc........................................................................17

         4.10     Environmental Matters..........................................................................17

         4.11     Labor Matters..................................................................................18

         4.12     Holding Company and Investment Company Acts....................................................18

         4.13     Taxes..........................................................................................18

         4.14     Litigation.....................................................................................18

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE

         4.15     Brokers........................................................................................19

         4.16     Governmental Approvals.........................................................................19

         4.17     Patents, Trademarks, Copyrights and Licenses...................................................19

         4.18     Compliance with Laws, Etc......................................................................19

         4.19     ERISA..........................................................................................19

         4.20     Registration Under Exchange Act, Registration Rights...........................................20

         4.21     Full Disclosure................................................................................20

         4.22     Insurance......................................................................................20

         4.23     Joint Ventures.................................................................................21

         4.24     Permits, Etc...................................................................................21

ARTICLE 5 COVENANTS..............................................................................................21

         5.1      Affirmative and Financial Covenants............................................................21

         5.2      Negative Covenants.............................................................................25

         5.3      Certain Tax Matters............................................................................27

         5.4      Status of Dividends............................................................................28

ARTICLE 6 CONDITIONS PRECEDENT...................................................................................28

         6.1      Conditions Precedent...........................................................................28

         6.2      Additional Conditions..........................................................................29

ARTICLE 7 SECURITIES LAW MATTERS.................................................................................30

         7.1      Legends........................................................................................30

ARTICLE 8 INDEMNIFICATION........................................................................................30

ARTICLE 9 EXPENSES...............................................................................................30

ARTICLE 10 MISCELLANEOUS.........................................................................................31

         10.1     Notices........................................................................................31

         10.2     Binding Effect; Benefits.......................................................................32

         10.3     Amendment......................................................................................32

         10.4     Successors and Assigns; Assignability..........................................................33

         10.5     Remedies.......................................................................................33

         10.6     Section and Other Headings.....................................................................33

         10.7     Severability...................................................................................33

         10.8     Counterparts...................................................................................33

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE

         10.9     Publicity......................................................................................33

         10.10    Governing Law; Waiver of Jury Trial............................................................33

         10.11    Bankruptcy Court Subservience..................................................................34

         10.12    December 2000 Exchange Agreement; December 2001 Exchange
                  Agreement......................................................................................34

                                    SCHEDULES

Schedule 1.1(a)   December 2000 Notes
Schedule 1.1(b)   December 2001 Notes
Schedule 1.1(c)   December 2002 Notes
Schedule 4.1      Stockholders and Stock
Schedule 4.5      Subsidiaries
Schedule 4.6      Enforceable Obligations
Schedule 4.7      Financial Condition
Schedule 4.8      Properties
Schedule 4.13     Taxes
Schedule 4.14     Litigation
Schedule 4.16     Governmental Approvals
Schedule 4.17     Patents, Trademarks, Copyrights and Licenses
Schedule 4.22     Insurance
Schedule 4.23     Joint Ventures
Schedule 4.24     Permits
Schedule 5.2(a)   Existing Investments
Schedule 5.2(e)   Permitted Liens
Schedule 5.2(f)   Permitted Indebtedness

                                    EXHIBITS

Exhibit A         Amended and Restated Bylaws
Exhibit B         Amended and Restated Certificate of Designation
Exhibit C         Series B Cumulative Preferred Stock Certificate of Designation
Exhibit D         Opinion of Schnader Harrison Segal & Lewis, LLP
Exhibit E         Opinion of Allen J. Marabito, Esq.
Exhibit F         Bankruptcy Court Order

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (this "EXCHANGE AGREEMENT"), dated as of December 31, 2002, by and among CORAM, INC., a Delaware corporation (the "COMPANY"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), CERBERUS PARTNERS, L.P. ("CERBERUS") and FOOTHILL CAPITAL CORPORATION ("FOOTHILL") (GSCP, Cerberus and Foothill collectively referred to herein as "NOTEHOLDERS" and individually as a "NOTEHOLDER").

                                    Recitals

         WHEREAS, pursuant to a Securities Exchange Agreement, dated as of May 6, 1998, among the Company, Coram Healthcare Corporation, a Delaware corporation ("HOLDINGS"), and Noteholders, as amended (the "SECURITIES EXCHANGE AGREEMENT"), the Company was indebted to Noteholders, on or about August 7, 2000, in the aggregate principal amount of $251,007,471, of which principal amount, $158,923,372 is related to the Series A Notes (as defined below) held by Noteholders and of which principal amount, $92,084,099 is related to the Series B Notes (as defined below) held by Noteholders (such Notes being collectively referred to as the "MAY 1998 NOTES");

         WHEREAS, on August 8, 2000, the Company and Holdings commenced cases (the "CHAPTER 11 CASES") under Chapter 11 of Title 11 of the United States Code (the "BANKRUPTCY CODE") in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

         WHEREAS, pursuant to an Exchange Agreement, dated as of December 29, 2000, by and among the Company and Noteholders (the "DECEMBER 2000 EXCHANGE AGREEMENT"), Noteholders exchanged $97,715,434 aggregate principal amount of the Series A Notes and forgave $11,610,542 of accrued but unpaid interest on the May 1998 Notes for the period from July 16, 2000 to December 29, 2000 for their pro rata share of 905 shares (together with any shares issued or issuable as dividends thereon under Section 3 of the Amended and Restated Certificate of Designation prior to the Closing Date, the "DECEMBER 2000 PREFERRED STOCK") of the Series A Preferred Stock, $0.001 par value per share, of the Company, the terms of which are set forth in the Amended and Restated Certificate of Designation (the "SERIES A PREFERRED STOCK");

         WHEREAS, following the consummation of the transactions contemplated by the December 2000 Exchange Agreement, Noteholders held $61,207,938 aggregate principal amount of the Series A Notes and retained $92,084,099 principal amount the Series B Notes (such Notes being collectively referred to as the "DECEMBER 2000 NOTES");

         WHEREAS, pursuant to an Exchange Agreement, dated as of December 31, 2001, by and among the Company and Noteholders (the "DECEMBER 2001 EXCHANGE AGREEMENT"), Noteholders exchanged $21,000,000 aggregate principal amount of the Series A Notes and forgave $1,900,500 of accrued but unpaid interest on the December 2000 Notes for the period from December 30, 2000 to December 31, 2001 for their pro rata share of 189.5705 shares of Series A Preferred Stock (together with any shares issued or issuable as dividends thereon under

Section 3 of the Amended and Restated Certificate of Designation up to the Closing Date) (the "DECEMBER 2001 PREFERRED STOCK");

         WHEREAS, following the consummation of the transactions contemplated by the December 2001 Exchange Agreement, Noteholders held $40,207,938 aggregate principal amount of the Series A Notes and retained $92,084,099 principal amount of the Series B Notes (such notes being collectively referred to as the "DECEMBER 2001 NOTES");

         WHEREAS, Arlin M. Adams was appointed Chapter 11 Trustee for the Company and Holdings (the "Trustee") which appointment was approved by the Bankruptcy Court on March 7, 2002;

         WHEREAS, the Company has requested Noteholders to exchange $40,207,938 aggregate principal amount of Series A Notes, which constitutes all of the outstanding principal amount of said Notes, $83,084,099 aggregate principal amount of Series B Notes, and $23,878,717 of accrued but unpaid interest on the December 2001 Notes for the period from January 1, 2002 to December 31, 2002 (such December 2001 Notes being exchanged hereby being referred to as the "EXCHANGE NOTES") for their pro rata share of 1,218.28079 shares of Series B Cumulative Preferred Stock, $0.001 par value per share, of the Company (the "SERIES B PREFERRED STOCK"), the terms of which are set forth in the Series B Certificate of Designation (the "DECEMBER 2002 PREFERRED STOCK" and, together with the December 2001 Preferred Stock and the December 2000 Preferred Stock, the "PREFERRED STOCK");

         WHEREAS, following the consummation of the transactions contemplated by this Agreement, the total amount outstanding under the Series A Notes, including any accrued but unpaid interest thereon, will have been exchanged, and therefore, the Noteholders will no longer hold any Series A Notes;

         WHEREAS, following the consummation of the transactions contemplated by this Agreement, the Noteholders will hold $9,000,000 aggregate principal amount the Series B Notes (the "DECEMBER 2002 NOTES");

         WHEREAS, following the consummation of the transactions contemplated by this Agreement, Noteholders or their Affiliates will own the Preferred Stock, which shall constitute as of the Closing Date all of the issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock; and

         WHEREAS, the parties hereto acknowledge that the December 2000 Exchange Agreement, the December 2001 Exchange Agreement and this Agreement are irrevocable.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         "ACQUISITION THRESHOLD" shall mean 20% of the gross fixed assets of Holdings, as reflected on the most recent consolidated balance sheet provided to Noteholders pursuant to Section 5.1(b)(iii) of this Agreement.

         "AFFILIATE" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Noteholder be considered an "Affiliate" of the Company or any of its Subsidiaries.

         "AMENDED AND RESTATED BYLAWS" shall mean the Bylaws of the Company, as amended and restated on December 31, 2002, a copy of which is attached hereto as Exhibit A.

         "AMENDED AND RESTATED CERTIFICATE OF DESIGNATION" shall mean the Second Certificate of Amendment of Certificate of Designation of the Company governing the rights, privileges and preferences of the Series A Preferred Stock, filed with the Delaware Secretary of State on December 31, 2002, a copy of which is attached hereto as Exhibit B.

         "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" shall mean the Certificate of Amendment and Restatement of Certificate of Incorporation of the Company, filed with the Delaware Secretary of State on December 29, 2000.

         "BANKRUPTCY CODE" shall have the meaning set forth in the recitals hereof.

         "BANKRUPTCY COURT" shall have the meaning set forth in the recitals hereof.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

         "BUSINESS PLAN" means a schedule of projected cash receipts, cash disbursements and monthly cash flows of Holdings and its Subsidiaries, including the Company, prepared on an annual basis.

         "CAPITAL LEASE" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as a capital lease in a note to such balance sheet, other than, in the case of the Company or a Subsidiary of the Company, any such lease under which the Company or such Subsidiary is the lessor.

         "CAPITAL LEASE OBLIGATION" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

         "CASH EQUIVALENTS" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 90 days from the date of acquisition thereof; (ii) commercial paper, maturing not more than 90 days after the date of issue rated P-1 by Moody's Investors Service, Inc. and its successors ("MOODY'S") or A-1 by Standard & Poor's Ratings Service or any successor ("STANDARD & POOR'S"); (iii) certificates of deposit maturing not more than 90 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,000,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

         "CERBERUS" shall have the meaning set forth in the preamble hereof.

         "CHAPTER 11 CASES" shall have the meaning set forth in the recitals hereof.

         "CLOSING" shall have the meaning set forth in Section 2.4 hereof.

         "CLOSING DATE" shall have the meaning set forth in Section 2.4 hereof.

         "COMMON STOCK" shall mean the common stock, $1.00 par value per share, of the Company.

         "COMPANY" shall have the meaning set forth in the preamble hereof.

         "CONTEST" shall have the meaning set forth in Section 5.3(c) hereof.

         "DECEMBER 2000 EXCHANGE AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "DECEMBER 2000 NOTES" shall have the meaning set forth in the recitals hereof, which are more fully set forth in Schedule 1.1(a).

         "DECEMBER 2000 PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "DECEMBER 2001 EXCHANGE AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "DECEMBER 2001 NOTES" shall have the meaning set forth in the recitals hereof, which are more fully set forth in Schedule 1.1(b).

         "DECEMBER 2001 PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "DECEMBER 2002 NOTES" shall have the meaning set forth in the recitals hereof, which are more fully set forth in Schedule 1.1(c).

         "DECEMBER 2002 PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "DEFAULT" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

         "DIVIDENDS DEDUCTION LAWS" shall have the meaning set forth in Section
5.4 hereof.

         "DIVIDENDS-RECEIVED DEDUCTION" shall have the meaning set forth in
Section 5.3(a) hereof.

         "EMPLOYEE PLAN" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date hereof) for employees of the Company or any of its ERISA Affiliates.

         "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of the Company or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by the Company or any of its Subsidiaries or any predecessor in interest.

         "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 180 1, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

         "ERISA AFFILIATE" shall mean, with respect to the Company, any trade or business (whether or not incorporated) under common control with the Company and which, together with the Company, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC, excluding Noteholders and each other person which would not be an ERISA Affiliate if Noteholders did not own any issued and outstanding shares of Stock of the Company.

         "EVENT OF DEFAULT" shall mean (i) the occurrence of (A) any breach of any covenant set forth in Section 5.2 of this Agreement that remains uncured for a period of 15 days after receipt by the Company of written notice thereof by Noteholders, (B) the non-payment of any dividend when due, or (C) the commencement by the Company or any of its Subsidiaries of a voluntary case (other than the Chapter 11 Cases) or the consent to or entry of an order for relief by a court of competent jurisdiction against the Company or its Subsidiaries, appointing a custodian of the Company or for all or substantially all of its property, making a general assignment for the benefit of the Company's creditors, ordering the liquidation of the Company or its Subsidiaries or if the Company is generally not paying its debts as they become due, in which case of (A), (B) or (C), Noteholders, shall be entitled to exercise any available remedies under the Amended and Restated Certificate of Designation and the Series B Certificate of Designation (subject to the Stockholder Agreement), or (ii) the occurrence of any breach of any representation or warranty in any material respect, or of any other agreement of the Company or any covenant set forth in Section 5.1 of this Agreement, in each case which remains uncured for a period of 45 days after receipt by the Company of written notice thereof by Noteholders, in which case Noteholders shall be entitled to exercise all available remedies other than the election of additional directors to the board of directors of the Company under Section 5 of the Amended and Restated Certificate of Designation and Section 5 of the Series B Certificate of Designation.

         "EVENT OF DEFAULT DIVIDEND RATE" shall mean dividends on the Series A Preferred Stock at the compound annual rate of sixteen percent (16%).

         "EXCESS DISTRIBUTION" shall have the meaning set forth in Section 5.3(a) hereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

         "EXCHANGE AGREEMENT" shall have the meaning set forth in the preamble hereof.

         "EXCHANGE NOTES" shall have the meaning set forth in the recitals hereof.

         "FINAL DETERMINATION" shall have the meaning, set forth in Section 5.3(b).

         "FISCAL YEAR" shall mean the twelve-month period ending December 31. Subsequent changes of the fiscal year of the Company shall not change the term "Fiscal Year," unless Noteholders shall consent in writing to such changes.

         "FOOTHILL" shall have the meaning set forth in the preamble hereof.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROSS-UP PAYMENT" shall have the meaning set forth in Section 5.3(a) hereof.

         "GSCP" shall have the meaning set forth in the preamble hereof.

         "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof; provided, however, that Guaranteed Indebtedness shall not include guarantees by the Company or its Subsidiaries of Indebtedness or other obligations of the Company or its Subsidiaries.

         "HAZARDOUS MATERIALS" means (i) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (ii) petroleum and its refined products; (iii) polychlorinated biphenyls;
(iv) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (v) any raw materials, building components, including, but not limited to, asbestos-containing materials and manufactured products containing hazardous substances; provided, however, (x) in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (y) to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance", "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any federal Environmental Law, such broader meaning shall apply in the relevant state.

         "HOLDINGS" shall have the meaning set forth in the preamble hereof.

         "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations, (v) all Guaranteed Indebtedness, (vi) all Indebtedness referred to in clause (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness and (vii) all liabilities under Title IV of ERISA.

         "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

         "IRS" shall mean the Internal Revenue Service, or any successor thereto.

         "JOINT VENTURE" shall mean with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association, or other entity of which 50% or less of (A) the outstanding Stock having (in the absence of contingencies) ordinary voting power to vote in the election of one or more members of the board of directors of such corporation,
(B) the interest in the capital or profits of such partnership or limited liability company, or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

         "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest as to assets owned by the relevant Person under the Uniform Commercial Code or comparable law of any jurisdiction).

         "LOSSES" shall have the meaning set forth in Article 8 hereof.

         "MATERIAL ADVERSE EFFECT" shall mean material adverse effect on the business, assets, operations, prospects or financial or other condition of the Company and its Subsidiaries, if any, taken as a whole.

         "MAY 1998 NOTES" shall have the meaning set forth in the recitals hereof.

         "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which the Company, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make contributions on behalf of participants who are or were employed by any of them.

         "NOTEHOLDER" or "NOTEHOLDERS" shall have the meaning set forth in the preamble hereof. "NOTEHOLDERS" shall also include, for purposes of Article 3, any designee of a Noteholder that holds any or all of such Noteholder's shares of the December 2002 Preferred Stock.

         "PAYMENT DATE" shall have the meaning set forth in Section 5.3(b) hereof.

         "PERMITTED INDEBTEDNESS" shall mean, with respect to the Company, (a) any Indebtedness existing on the date hereof as set forth in Schedule 5.2(f) and any extensions, renewals, or replacements of such Indebtedness to the extent that (i) the aggregate principal amount of such Indebtedness is not at any time increased, (ii) no material terms applicable to such Indebtedness shall be more favorable to the extending, renewing or replacement lenders than the terms that are applicable to the holders of such Indebtedness on the date hereof, and (iii) the interest rate applicable to such Indebtedness shall be a market interest rate as of the time of such extension, renewal, or replacement; (b) Indebtedness secured by Liens permitted by clauses (f), (h) and (j) of the definition of the term Permitted Liens; (c) intercompany Indebtedness between (i) the Company and any wholly owned Subsidiary or (ii) any wholly owned Subsidiary and any other wholly owned Subsidiary; (d) any reimbursement obligations of the Company or its Subsidiaries in connection with letters of credit issued by financial institutions for the account of the Company; (e) any Capital Lease Obligation of the Company or its Subsidiaries, entered into in the ordinary course of business and consistent with past practices; and (f) Indebtedness owing by a Subsidiary existing at the time such Subsidiary was acquired (or assumed by the Company or such Subsidiary at the time assets of such Subsidiary were acquired) and any extensions, renewals, or replacements of such Indebtedness to the extent that
(i) the aggregate principal amount of such Indebtedness is not at any time increased, (ii) no material terms applicable to such Indebtedness shall be more favorable to the extending, renewing or replacement lenders than the terms that are applicable to the holders of such Indebtedness on the date hereof and (iii) the interest rate applicable to such Indebtedness shall be a market interest rate as of the time of such extension, renewal or replacement; provided, however, that, such Indebtedness was not incurred or created in connection with or in contemplation of such acquisition.

         "PERMITTED LIENS" shall mean (a) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 5.1(d) unless such taxes, assessments or charges are being contested by the Company in good faith; (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (c) Liens existing on December 31, 2001, as set forth on Schedule 5.2(e), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby; (d) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits,
(ii) the performance of bids, tenders, leases, contracts, including those for utilities (other than for the payment of money) and statutory obligations, or
(iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due; (e) easements, zoning restrictions, and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any of the Company or its Subsidiaries in the normal conduct of such Person's business; (f) Liens upon real or personal property acquired or held in the ordinary course of business at the time of acquisition or improvement of such property to secure the purchase price thereof or incurred solely to finance the acquisition or improvement of such property, provided that (A) such Liens do not cover property other than the property acquired or improved, and (B) the Indebtedness secured by, such Liens does not in any case exceed the lesser of the cost or fair market value of such property at the time of such acquisition; (g) Liens incurred in connection with the Capital Lease Obligations of the Company or its Subsidiaries, entered into in the ordinary course of business and consistent with past practices; (h) Liens to secure insurance cancellation premiums relating to insurance maintained by the Company for Noteholders in the ordinary course of business; (i) Liens on cash collateral pledged to support reimbursement obligations with respect to the letters of credit described in clause (e) of the definition of Permitted Indebtedness; and (j) Liens to secure Indebtedness incurred by the Company under, or in connection with, a revolving loan or other credit facility, which facility is (a) approved by an order of the Bankruptcy Court and (b) funded by one or more of the Noteholders or any of their Affiliates.

         "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, or department thereof) and shall include any successor (by merger or otherwise) of such entity.

         "PHYSICIAN SELF-REFERRAL LAW" shall mean certain provisions under the Medicare statute, commonly referred to as "Stark II," enacted as part of the Omnibus Budget Reconciliation Act of 1993, effective January 1, 1995, Pub. L. No. 103-66, Section 13562, codified at 42 U.S.C. Section 1395nn, and the regulations promulgated thereunder appearing at 42 C.F.R. Sections 411.350 et seq., which prohibit physicians from making referrals for certain designated health services to be paid by the Medicare program, to an entity in which they or their immediate family members have an ownership or investment interest.

         "PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping, or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

         "REMEDIAL ACTION" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

         "RESTRICTED PAYMENT" shall mean (i) the declaration of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of the Company's Stock or (ii) any payment on account of the purchase, redemption, or other retirement of the Company's Stock, or any other payment or distribution made in respect of any Stock of the Company, either directly or indirectly.

         "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

         "SECURITIES EXCHANGE AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "SERIES A NOTES" shall mean the Series A Senior Subordinated Notes issued by the Company to Noteholders in connection with the Securities Exchange Agreement, together with any notes issued in substitution therefor.

         "SERIES A PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "SERIES B PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

         "SERIES B CERTIFICATE OF DESIGNATION" shall mean the Certificate of Designation of the Company governing the rights, privileges and preferences of the Series B Preferred Stock, filed with the Delaware Secretary of State on December 31, 2002, a copy of which is attached as Exhibit C.

         "SERIES B NOTES" shall mean the Series B Senior Subordinated Convertible Notes issued by the Company to Noteholders in connection with the Securities Exchange Agreement, together with any notes issued in substitution therefor.

         "STOCK" shall mean all shares, options, warrants, general or limited partnership interests, limited liability company membership interest, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity whether voting or non-voting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

         "STOCKHOLDER AGREEMENT" shall mean the Stockholder Agreement, dated as of December 29, 2000, by and among the Company, Noteholders and each of the other stockholders party thereto, as amended on December 31, 2001 and the date hereof and as such agreement may be amended, supplemented or otherwise modified from time to time.

         "SUBSIDIARY" shall mean with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association, or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Stock having (in the absence of contingencies) ordinary voting power to vote in the election of one or more members of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company, or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

         "TRANSACTION DOCUMENTS" shall mean this Agreement, the Amended and Restated Certificate of Designation, the Series B Certificate of Designation, the Amended and Restated Bylaws, the Stockholder Agreement, Amendment No. 6 to the Securities Exchange Agreement, the December 2002 Notes and guarantees contemplated thereby.

         "WARN" shall have the meaning set forth in Section 4.19.

         References to this "AGREEMENT" shall mean this Exchange Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed as described herein. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                    ARTICLE 2

               THE EXCHANGE FOR THE DECEMBER 2002 PREFERRED STOCK

         2.1 Authorization of Issue. Prior to the Closing, the Company shall have duly authorized the delivery of the December 2002 Preferred Stock to the Noteholders in connection with the exchange set forth below.

         2.2 December 2002 Preferred Stock. Subject to the terms and conditions set forth in this Agreement, each of Noteholders exchanges its pro rata share of the Exchange Notes on the Closing Date for its pro rata share of the December 2002 Preferred Stock on the terms and subject to the conditions set forth herein and containing the terms, preferences and limitations set forth in the Series B Certificate of Designation, such December 2002 Preferred Stock to be issued and delivered to Noteholders by the Company as follows: (a) Cerberus to receive
436.09468 shares; (b) GSCP or its designee to receive 553.73479 shares; and (c) Foothill to receive 228.45132 shares.

         2.3 December 2002 Notes. Subject to the terms and conditions set forth in this Agreement, the Company shall execute and deliver to Noteholders the December 2002 Notes in substitution for the Exchange Notes on the terms and subject to the conditions set forth herein and containing the terms and limitations set forth in the December 2002 Notes, such Notes to be delivered to the Noteholders as follows: (a) Cerberus to receive a Series B Note in the aggregate principal amount of $3,221,632; (b) GSCP to receive a Series B Note in the aggregate principal amount of $4,090,693; and (c) Foothill to receive a Series B Note in the aggregate principal amount of $1,687,675.

         2.4 Closing. The closing of the exchange of the Exchange Notes for the issuance of the December 2002 Preferred Stock and the delivery of the December 2002 Notes (the "CLOSING") shall take place on December 31, 2002, or such date and time as shall be mutually agreed to by the parties hereto (the "CLOSING DATE"), but in any event no later than December 31, 2002, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or such other place as shall be mutually agreed to by the parties hereto. On the Closing Date, the Company will deliver to each Noteholder or its designee, in exchange for its pro rata share of the Exchange Notes, (a) certificates representing such Noteholder's pro rata share of the December 2002 Preferred Stock registered in such names and in such denominations as such Noteholder requests, and (b) notes representing such Noteholder's pro rata share of the December 2002 Notes.

                                    ARTICLE 3

                          NOTEHOLDERS' REPRESENTATIONS

         Each Noteholder, severally and not jointly, makes, with respect to itself, the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

         3.1 Investment Intention. Such Noteholder is acquiring the December 2002 Preferred Stock for its own account, for investment purposes and not with a view to the distribution thereof. Such Noteholder will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate, or otherwise dispose of any of the December 2002 Preferred Stock (or solicit any offers to buy, purchase, or otherwise acquire any of the December 2002 Preferred Stock), except in compliance with the Securities Act.

         3.2 Accredited Investor. Such Noteholder is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment. Such Noteholder's investment in the Company is reasonable in relation to such Noteholder's net worth and financial needs, and such Noteholder is able to bear the economic risk of losing its entire investment in the December 2002 Preferred Stock. Such Noteholder has adequate means of providing for such Noteholder's current needs and contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of such Noteholder's entire investment.

         3.3 Corporate Existence. Such Noteholder is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization.

         3.4 Power; Authorization; Enforceable Obligations. The execution, delivery, and performance by such Noteholder of this Agreement and the other Transaction Documents to be executed by it: (i) are within such Noteholder's corporate or partnership power, as the case may be; (ii) have been duly authorized by all necessary corporate or partnership action, as the case may be;
(iii) are not in contravention of any provision of such Noteholders' certificate of incorporation, by-laws, partnership agreement or other similar organizational document; and (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding on such Noteholder. This Agreement and the other Transaction Documents to which such Noteholder is a party have each been duly executed and delivered by such Noteholder and constitute the legal, valid, and binding obligations of such Noteholder, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         3.5 Ownership of Exchange Notes. Such Noteholder is the beneficial owner of, and has good and marketable title to, the Exchange Notes it will exchange pursuant to the terms of this Agreement and on the Closing Date will deliver for exchange its interests in such Exchange Notes free and clear of all Liens, options, purchase rights, contracts, equities claims, and demands. Such Noteholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Noteholder to sell, transfer or dispose of any of such Exchange Notes.

         3.6 Information. Such Noteholder is in a position regarding the Company, which, based upon its relationship or economic bargaining power, enabled and enables such Noteholder to obtain information from the Company in order to evaluate the merits and risks of such Noteholder's investment in the December 2002 Preferred Stock. The Company has made available to such Noteholder, at a reasonable time prior to its exchange for the December 2002 Preferred Stock, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any additional information relating to the Company, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to it or otherwise to make an informed investment decision. No statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the written information disclosed to such Noteholder.

         3.7 No General Solicitation. Such Noteholder has not been offered the December 2002 Preferred Stock by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         3.8 California Blue Sky. Foothill understands that the exchange for the December 2002 Preferred Stock that is the subject of this Agreement has not been qualified with the Commissioner of Corporation of the State of California and the issuance of the December 2002 Preferred Stock or the payment or receipt of any part of the consideration therefor prior to the qualification is unlawful, unless the exchange for the December 2002 Preferred Stock is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporations Code. Such Noteholder further understands that the rights of all parties to this Agreement are expressly conditioned upon the qualification being obtained, unless the exchange is so exempt.

         3.9 New York Blue Sky. Each of Cerberus and GSCP or its designee is a "financial institution" or "institutional buyer" as defined in Section 359-e of the New York General Business Law.

                                    ARTICLE 4

                    COMPANY'S REPRESENTATIONS AND WARRANTIES

         The Company makes the following representations and warranties to each Noteholder as of the date hereof, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

         4.1 Authorized and Outstanding Stock. After giving effect to the Closing, the authorized Stock of the Company consists of (a) 1,000,000 shares of Common Stock, of which 1,000 shares are issued and outstanding, and (b) 10,000 shares of preferred stock, $0.001 par value per share, of the Company, of which
(i) 2,500 shares are designated as the Series A Preferred Stock, of which 1,451.5909 shares are issued and outstanding, and (ii) 2,500 shares are designated as the Series B Preferred Stock, of which 1,218.28079 shares will be issued and outstanding after giving effect to the transactions contemplated by this Agreement. All of such issued and outstanding shares, including, without limitation, the December 2002 Preferred Stock, are validly issued, fully paid and non-assessable. Schedule 4.1 hereto contains a complete and correct list of all stockholders of the Company and the number of shares owned by each. Except as set forth on Schedule 4.1, (i) there is no existing option, warrant, call, commitment or other agreement to which the Company is a party requiring, and there are no convertible securities of the Company outstanding which upon conversion would require or permit, the issuance of any additional shares of Stock of the Company or other securities convertible into shares of equity securities of the Company, other than, under certain circumstances, the issuance in lieu of cash dividends of (a) Common Stock or Series A Preferred Stock on the Series A Preferred Stock, and (b) Common Stock or Series B Preferred Stock on the Series B Preferred Stock, and (ii) there are no agreements to which the Company is a party or, to the knowledge of the Company, to which any stockholder or warrant holder of the Company is a party, with respect to the voting or transfer of the Stock of the Company or with respect to any other aspect of the Company's affairs, other than the Stockholder Agreement. There are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of Stock by the Company, other than pursuant to the Transaction Documents.

         4.2 Authorization and Issuance of the December 2002 Preferred Stock. The issuance of the December 2002 Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company and, upon delivery to Noteholders of certificates therefor in exchange for the Exchange Notes in accordance with the terms hereof, the December 2002 Preferred Stock will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens, encumbrances, and preemptive rights, except as provided in the Stockholder Agreement.

         4.3 Securities Laws. In reliance on the investment representations contained in Article 3, the offer, issuance, exchange for, and delivery of the December 2002 Preferred Stock, as provided in this Agreement, are exempt from the registration requirements of the Securities

Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the December 2002 Preferred Stock under the Securities Act and the rules and regulations of the SEC thereunder) which might subject the offering, issuance or exchange for the December 2002 Preferred Stock to the registration requirements of Section 5 of the Securities Act.

         4.4 Corporate Existence; Compliance with Law. The Company and each of its Subsidiaries, if any, (i) is a corporation, limited liability company, limited partnership, or unincorporated joint venture duly organized, validly existing and in good standing under the laws of the state of its organization,
(ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver each Transaction Document to which it is a party and consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be qualified or in good standing is not reasonably likely to have a Material Adverse Effect.

         4.5 Subsidiaries. Schedule 4.5 is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Stock of all Subsidiaries of the Company in existence on the date hereof. All of the issued and outstanding shares of Stock of such Subsidiaries have been validly issued and are fully paid and non-assessable, and the holders thereof are not entitled to any preemptive, first refusal, or other similar rights. Except as indicated on such Schedule, all such Stock is owned by the Company directly or indirectly through one or more of its wholly-owned Subsidiaries, free and clear of all Liens (other than Permitted Liens), and there are no options, warrants, rights to purchase, or similar rights covering Stock for any such Subsidiary.

         4.6 Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and all instruments and documents to be delivered by the Company, the issuance and exchange for the December 2002 Preferred Stock and the consummation of the other transactions contemplated by any of the foregoing: (i) have been duly authorized by all necessary action,
(ii) except for such conflicts for which consents have been obtained, do not and will not contravene its charter or by-laws, its limited liability company, or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any material contractual restriction binding on or otherwise affecting its operations or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon, or with respect to, any of its properties, and (iv) except as set forth in Schedule 4.6, do not and will not result in any suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where such contravention, creation, suspension, revocation, impairment, forfeiture, or non-renewal is not reasonably likely to have a Material Adverse Effect. This Agreement and each of the other Transaction Documents being delivered on the date hereof have been duly executed and delivered by the Company and Subsidiaries named therein and will be the legal, valid and binding obligation of the Company and each Subsidiary that is a party thereto, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and to general principles of equity.

         4.7 Financial Condition.

                  (a) Except as set forth on Schedule 4.7, since December 31, 2001, no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect.

                  (b) The Company has heretofore furnished to Noteholders consolidated balance sheets and statements of operations and cash flows of Holdings, dated as of December 31, 2001, which have been audited by and accompanied by the opinion of independent public accountants. Such balance sheets and statements of operations and cash flows present fairly in all material respects the consolidated financial condition and results of operations of Holdings and its consolidated Subsidiaries as of the dates and for the periods indicated, and such audited balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Holdings and its consolidated Subsidiaries, as of the dates thereof.

         4.8 Properties. Except as disclosed on Schedule 4.8, (i) each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are in good working order and condition, ordinary wear and tear excepted. Schedule 4.8 sets forth a complete and accurate list of all real property owned or leased by each of the Company and its Subsidiaries, and (ii) each of the Company and its Subsidiaries has complied with all obligations under all leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect, except for any instances of noncompliance and such failures of such leases to be in full force and effect that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

         4.9 Adverse Agreements, Etc. Except (A) the Chapter 11 Cases and (B) as set forth on Schedule 4.14, none of the Company nor its Subsidiaries is subject to any charter, limited liability company agreement, partnership agreement, or other corporate, partnership, or limited liability company restriction or any judgment, order or ruling of a court or other Governmental Authority that is reasonably likely to have a Material Adverse Effect.

         4.10 Environmental Matters. Except where such noncompliance, Release, or Environmental Action is not reasonably likely to have a Material Adverse Effect, (i) the operations of each of the Company and its Subsidiaries are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any of the Company and its Subsidiaries or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any of the Company and its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any of the Company and its Subsidiaries or any predecessor in interest nor does any of the Company and its Subsidiaries have knowledge or notice of any threatened or pending Environmental Action against any of the Company and its Subsidiaries or any predecessor in interest which could have a Material

Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any of the Company and its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect.

         4.11 Labor Matters. There is (i) no unfair labor practice complaint pending or, to the best knowledge of any of the Company and its Subsidiaries, threatened against any of the Company and its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or, to the best knowledge of any of the Company and its Subsidiaries threatened against any of the Company and its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage, or similar action or grievance pending or, to the best knowledge of the Company and its Subsidiaries, threatened against any of the Company and its Subsidiaries, except employee grievances that are not reasonably likely to have a Material Adverse Effect, and (iii) to the best knowledge of the Company and any of its Subsidiaries, no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any of them.

         4.12 Holding Company and Investment Company Acts. None of the Company or any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or
(ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         4.13 Taxes. All Federal, state and local tax returns and other reports required by applicable law to be filed by the Company or its Subsidiaries have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Company or its Subsidiaries or any property of the Company or its Subsidiaries and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine, or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof, or (ii) where the failure to make such filing, extension or, payment is not reasonably likely to have a Material Adverse Effect. As of the date hereof, except as set forth on Schedule 4.13, no federal income tax returns of the Company or its Subsidiaries are being audited by the IRS and neither the Company nor its Subsidiaries has as of the date hereof requested or been granted any extension of time to file any federal, state, local, or foreign tax return. Except as set forth on Schedule 4.13, none of the Company nor its Subsidiaries is a party to or has any obligation under any tax sharing agreement.

         4.14 Litigation. Except as set forth in Schedule 4.14, there is no pending or, to the knowledge of the Company or any of its Subsidiaries, threatened action, suit or proceeding affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator that is reasonably likely to have a Material Adverse Effect or relates to any Transaction Document or any transaction contemplated hereby or thereby or that, if adversely determined, is reasonably likely to have a Material Adverse Effect.

         4.15 Brokers. No broker or finder acting on behalf of the Company or any of its Subsidiaries brought about the consummation of the transactions contemplated pursuant to this Agreement and neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees (or any similar obligation) in connection with the transactions contemplated by this Agreement. The Company is solely responsible for the payment of all such finder's or brokerage fees, if any.

         4.16 Governmental Approvals. No authorization or approval or other action by, and no notice to, or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any of the Company or its Subsidiaries of any Transaction Document to which it is or will be a party, except (i) as set forth in Schedule 4.16, (ii) notice filings that may be required by applicable state "blue sky" laws and Federal securities laws, and (iii) where the failure to obtain such authorization or approvals, or to provide such notice or filing, with any Governmental Authority is not reasonably likely to have a Material Adverse Effect.

         4.17 Patents, Trademarks, Copyrights and Licenses. Each of the Company and its Subsidiaries owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 4.17 hereto is a complete and accurate list as of the date hereof of all trademarks, trademark applications and tradenames, material licenses, permits, patents, patent applications, service marks, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of each of the Company and its Subsidiaries. No slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by the Company or its Subsidiaries infringes upon, or conflicts with, any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of each of the Company and its Subsidiaries, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or proposed, which, individually or in the aggregate, that is reasonably likely to have a Material Adverse Effect.

         4.18 Compliance with Laws, Etc. None of the Company nor its Subsidiaries is in violation of its organizational documents, any material law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its material property or assets, including, without limitation, the Physician Self-Referral Law, and no Default or Event of Default has occurred and is continuing.

         4.19 ERISA. Except where any violation is not reasonably likely to have a Material Adverse Effect, (i) each Employee Plan is in substantial compliance with ERISA and the IRC, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each

Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the IRS and delivered to Noteholders, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC at any time during the previous 60 months, and (v) no Lien imposed under the IRC or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the IRC at any time during the previous 60 months. None of the Company, its Subsidiaries, or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Company, its Subsidiaries, or any of their ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the IRC, none of the Company, its Subsidiaries, or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(l) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company, its Subsidiaries or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Company, its Subsidiaries or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

         4.20 Registration Under Exchange Act, Registration Rights. Neither the Company nor any of its Subsidiaries has registered any class of its securities pursuant to Section 12 of the Exchange Act and no such registration is required by the Exchange Act. Neither the Company nor any of its Subsidiaries is under any obligation to register, under the Securities Act, any of its presently outstanding securities or any securities which may hereafter be issued.

         4.21 Full Disclosure. Each of the Company and its Subsidiaries has disclosed to Noteholders all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that are reasonably likely to have a Material Adverse Effect. None of the other reports, financial statements, certificates, or other information taken as a whole furnished by or on behalf of any of the Company and its Subsidiaries to Noteholders in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided, however, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made.

         4.22 Insurance. Each of the Company and its Subsidiaries keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability Insurance, which shall include product liability insurance, in the amount customary with the Company in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by Noteholders. Schedule 4.22 sets forth a list of all insurance maintained by each of the Company and its Subsidiaries on the date hereof.

         4.23 Joint Ventures. The Company and its Subsidiaries do not own, directly or indirectly, any equity interest in any Person other than the Subsidiaries listed on Schedule 4.5 and the Joint Ventures listed on Schedule
4.23. Schedule 4.23 sets forth as of the date hereof a list of all Joint Ventures in which any of the Company and its Subsidiaries has an equity interest and the direct or indirect percentage ownership interest of such Person therein.

         4.24 Permits, Etc. Except as set forth on Schedule 4.24, (A) each of the Company and its Subsidiaries has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except where the failure to possess or noncompliance is not reasonably likely to have a Material Adverse Effect and (B) no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, or non-renewal of any such permit, license, authorization, approval, entitlement, or accreditation, and there is no claim that any thereof is not in full force and effect.

                                    ARTICLE 5

                                    COVENANTS

         5.1 Affirmative and Financial Covenants. The Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Noteholders have given their prior written consent) so long as any shares of the December 2002 Preferred Stock are outstanding:

                  (a) Books and Records. The Company shall, and shall cause its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP.

                  (b) Financial and Business Information.

                           (i) Monthly Information. Commencing with the month
ending December 31, 2002, the Company will deliver to Noteholders as soon as practicable after the end of each month, but in any event within 45 days of each month ending December 31, 2002, January 31, 2003 and February 28, 2003 and within 35 days of the end of each month thereafter: (A) an unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, at the end of such month and (B) unaudited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such month and for the portion of such year ending with such month;

                           (ii) Quarterly Information. The Company will deliver
to Noteholders as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of Holdings, but in any event within 45 days (or any shorter period prescribed by any law applicable to the Company) thereafter, (A) an unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, as at the end of such quarter, and
(B) unaudited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form the actual consolidated figures for the comparable period of the prior fiscal year. Such statements shall be (1) prepared in accordance with GAAP, (2) in reasonable detail and (3) certified by the principal financial or accounting officer of Holdings.

                           (iii) Annual Information. The Company will deliver to
Noteholders as soon as practicable after the end of each fiscal year of Holdings, but in any event within 90 days (or any shorter period prescribed by any law applicable to the Company) thereafter, (A) an audited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, as at the end of such year and (B) audited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such year setting forth in each case in comparative form the figures for the previous year. Such statements shall be (1) prepared in accordance with GAAP,
(2) in reasonable detail, and (3) opined upon by Ernst & Young, LLP or such other firm of independent certified public accountants of recognized national standing selected by Holdings and reasonably acceptable to Noteholders.

                           (iv) Filings. The Company will deliver to
Noteholders, promptly upon their becoming available, one copy of each report, notice, or proxy statement sent by Holdings and/or the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or other writing (other than transmittal letters) (including, without limitation, by electronic means) pursuant to the Securities Act filed by Holdings and/or the Company with (i) the SEC or (ii) any securities exchange on which shares of Common Stock of Holdings and/or the Company are listed.

                           (v) Projections. Subject to applicable securities
laws, commencing with the Fiscal Year ended December 31, 2003, the Company will deliver to Noteholders within 15 days after the beginning of each Fiscal Year:

                                    (1) projected consolidated balance sheets of
Holdings and its consolidated Subsidiaries, if any, for such Fiscal Year, on a monthly basis;

                                    (2) projected consolidated cash flow
statements of Holdings and its consolidated Subsidiaries, if any, including summary details of cash disbursements (including for capital expenditures), for such Fiscal Year, on a monthly basis; and

                                    (3) projected consolidated statements of
operations of Holdings and its consolidated Subsidiaries, if any, for such Fiscal Year, on a monthly basis; in each case, approved by the Board of Directors of the Company or the Chapter 11 Trustee for Holdings, as the case may be, together with appropriate supporting details.

                           (vi) Customer Complaints; Other Information. The
Company will promptly notify Noteholders of any material customer complaints concerning the Company's products and services. If requested by any Noteholder, the Company will deliver to such

Noteholder such other information respecting the Company's or any of its Subsidiaries' business, financial condition or prospects as such Noteholder may, from time to time, reasonably request.

                           (vii) Business Plan. Subject to applicable securities
laws, on or before January 30 of each calendar year the Company shall furnish to Noteholders a Business Plan through December 31 of that calendar year. The Business Plan will be prepared such that it is believed by Holdings at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Holdings, and have been based on assumptions believed by Holdings to be reasonable at the time made and upon the best information then reasonably available to Holdings, and such that Holdings was not aware of any facts or information that would lead it to believe that such projections, are incorrect or misleading in any material respect.

                  (c) Communication with Accountants. Subject to execution of a confidentiality agreement and applicable securities laws, the Company authorizes each Noteholder to communicate directly with its independent certified public accountants and tax advisors and authorizes those accountants to disclose to such Noteholder any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company and any of its Subsidiaries.

                  (d) Tax Compliance. The Company shall pay all transfer, excise, or similar taxes (not including income or franchise taxes) in connection with the issuance, exchange for, delivery, or transfer by the Company to Noteholders of the Series B Preferred Stock and any Common Stock or Series B Preferred Stock issued in lieu of cash dividends on the Series B Preferred Stock and shall indemnify and save each Noteholder harmless without limitation as to time against any and all liabilities with respect to such taxes. The Company shall not be responsible for any taxes in connection with the transfer of the Series B Preferred Stock or such Common Stock by the holder thereof. The obligations of the Company under this Section 5.1(d) shall survive the payment, prepayment, or redemption of the Series B Preferred Stock and the termination of this Agreement.

                  (e) Insurance. The Company shall, and shall cause each Subsidiary of the Company to, maintain insurance covering, without limitation, fire, theft, burglary, public liability, property damage, product liability, workers' compensation, directors' and officers' insurance, and insurance on all property and assets material to the operation of the business of the Company and its Subsidiaries (taken as a whole), all in amounts customary for the industry. The Company shall, and shall cause each of its Subsidiaries to, pay all insurance premiums payable by them.

                  (f) Compliance with Law. The Company shall, and shall cause each of its Subsidiaries to, comply with all laws, including Environmental Laws, applicable to it, except where the failure to comply would not be reasonably likely to result in a Material Adverse Effect.

                  (g) Maintenance of Existence and Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its rights and franchises;

(ii) except as permitted hereunder, at all times maintain, preserve and protect all of its patents, trademarks, and trade names, and preserve all the remainder of its material assets, in use or useful in the conduct of its business and keep the same in good repair, working order, and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices; and (iii) continue to conduct businesses related to the business that the Company is engaged in on the date hereof.

                  (h) Access. The Company shall permit representatives of Noteholders to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times, upon reasonable notice and as often as such Noteholder may reasonably request.

                  (i) Excess Cash. The Company shall invest all excess cash in cash and Cash Equivalents.

                  (j) Exchange of Stock Certificates. The Company will, at its expense, promptly upon surrender of any certificates representing shares of the December 2002 Preferred Stock at the office of the Company referred to in, or designated pursuant to, Section 10.1 hereof, execute and deliver to any Noteholder so surrendering such certificates a new certificate or certificates in denominations specified by such Noteholder for an aggregate number of shares of Series B Preferred Stock equal to the number of shares of such stock represented by the certificates surrendered.

                  (k) Lost, Stolen, Destroyed, or Mutilated Stock Certificates or Notes

                           (i) Upon receipt of evidence reasonably satisfactory
to the Company of the loss, theft, destruction, or mutilation of any certificate for shares of the December 2002 Preferred Stock and, in the case of loss, theft, or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (which may be an undertaking by a Noteholder to so indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of Series B Preferred Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

                           (ii) Upon receipt of evidence reasonably satisfactory
to the Company of the loss, theft, destruction, or mutilation of any note and, in the case of loss, theft, or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (which may be an undertaking by a Noteholder to so indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new note bearing the same face value and interest rate and accrual dates as the note lost, stolen, destroyed or mutilated.

                  (l) Further Assurances. Take such action and execute, acknowledge, and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge, and deliver, at their sole cost and expense, such agreements, instruments or other documents as

Noteholders may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Transaction Documents; (ii) to establish and maintain the validity and effectiveness of any of the Transaction Documents; and (iii) to better assure, convey, grant, assign, transfer, and confirm unto Noteholders the rights now or hereafter intended to be granted to Noteholders under this Agreement or any other Transaction Documents.

         5.2 Negative Covenants. The Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Noteholders have given their prior written consent) so long as any shares of the December 2002 Preferred Stock are outstanding:

                  (a) Permitted Acquisitions or Investments. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly enter into in any transaction or related series of transactions, acquire or invest in, whether for cash, debt, Stock, or other property or assets or by guaranty of any obligation, any assets or business of any Person other than (i) acquisitions by the Company or wholly-owned Subsidiaries of the Company from the Company or any such wholly-owned Subsidiary or investments therein; (ii) acquisitions in the ordinary course of business; (iii) acquisitions involving an aggregate purchase price of not more than the Acquisition Threshold, (iv) investments in Cash Equivalents, or (v) investments existing on the date hereof, as set forth on Schedule 5.2(a), but not any increase in the amount thereof as set forth on such Schedule or any other modification of the terms thereof; provided, however, that the Company may cumulatively make new loans or advances or issue Guaranteed Indebtedness in an aggregate amount of up to $1,000,000 and the Company may conduct such transactions as are required under agreements that are in existence on (and as constituted on) the Closing Date with respect to joint ventures, partnerships, non-wholly owned Subsidiaries, and Subsidiaries of Holdings organized under the laws of Canada. Except as provided in this paragraph (a), the Company shall not, and shall not permit any of its Subsidiaries to, Invest in any Person if, after giving effect thereto, such Person would be an Affiliate, but not a Subsidiary, of the Company.

                  (b) Sales of Assets; Liquidation. Except to the extent required by any Governmental Authority possessing jurisdiction over the business or operations of the Company or any of its Subsidiaries, the Company shall not, and shall not permit any Subsidiary of the Company to (i) sell, transfer, convey or otherwise dispose of any assets or properties, including accounts receivable or (ii) liquidate, dissolve or wind up the Company, or any of its Subsidiaries, except for transfers to the Company, whether voluntary or involuntary; provided, however, that the foregoing shall not prohibit (i) the sale of assets in the ordinary course of business, (ii) the sale of surplus or obsolete equipment and fixtures, or (iii) transfers resulting from any casualty or condemnation of assets or properties.

                  (c) Stock. Except with respect to shares of Series A Preferred Stock and Series B Preferred Stock issued in lieu of cash dividends in accordance with the Amended and Restated Certificate of Designation and the Series B Certificate of Designation, respectively, the Company shall not issue any additional senior or pari passu securities. The Company's authorized Stock shall not include any Stock senior to or pari passu with the Series A Preferred Stock or the Series B Preferred Stock.

                  (d) Transactions with Affiliates. The Company shall not and shall not permit any Subsidiary of the Company to enter into, or be a party to, any transaction with any Affiliate of the Company or such Subsidiary, except (i) transactions expressly permitted hereby, (ii) transactions in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are fully disclosed to Noteholders and are no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary, (iii) transactions between the Company and its wholly-owned Subsidiaries or its Joint Ventures or between such Subsidiaries and their Joint Ventures, (iv) transactions disclosed on Schedule 5.2(f), and (v) payment of compensation to employees and directors' fees.

                  (e) Liens, Etc. The Company shall not and shall not permit its Subsidiaries to create, incur, assume, or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names Company or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to the Company or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

                  (f) Indebtedness. The Company shall not and shall not permit any Subsidiary of the Company to incur or suffer to exist any Indebtedness except Permitted Indebtedness. The Company shall not and shall not permit any Subsidiary of the Company to directly or indirectly prepay, redeem, purchase, or retire any Indebtedness, other than Capital Lease Obligations, or to amend or otherwise modify any Indebtedness, other than Capital Lease Obligations, to the extent such amendment or modification would be adverse to Noteholders in any material respect.

                  (g) Restricted Payments. The Company shall not and shall not permit any Subsidiary of the Company to make any Restricted Payments nor shall the Company permit any Subsidiary to make such payments with respect to the Company's Stock; provided, however, that the Company may (a) declare and pay cash dividends on the Series A Preferred Stock and the Series B Preferred Stock and (b) redeem the Series A Preferred Stock and the Series B Preferred Stock in accordance with their respective terms.

                  (h) Sale and Leaseback Transactions. The Company shall not and shall not permit any Subsidiary to enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except that the Company or any Subsidiary may enter into any such arrangement so long as the aggregate amount of Indebtedness incurred in connection with such arrangements does not exceed $2,000,000 at any time outstanding.

         5.3 Certain Tax Matters.

                  (a) In the event (i) of a Final Determination (as defined below) that, due to any reason (including by reason of any of the terms of Series A Preferred Stock and Series B Preferred Stock) other than an act or failure to act of any Noteholder (including by reason of the application of IRC
Section 246(c) or IRC Section 246A) or any Noteholder being other than a corporation, dividends paid or accrued or deemed paid or accrued on the December 2002 Preferred Stock are not eligible for the dividends received deduction provided under the Dividends Deduction Laws (the "DIVIDENDS-RECEIVED DEDUCTION"), (ii) any Dividends Deduction Law or any similar or corresponding state or local law is amended to reduce or eliminate or otherwise limit the Dividends-Received Deduction available to any Noteholder or (iii) any dividend with respect to the December 2002 Preferred Stock does not constitute, in whole or in part, a dividend for federal income tax purposes or such dividend is subject to Section 1059 of the IRC (in either case, an "EXCESS DISTRIBUTION"), the Company shall pay to Noteholders with respect to each such dividend payment, no later than the Payment Date (as defined below), an additional payment (the "GROSS-UP PAYMENT") such that the net amount of such Gross-Up Payment received and retained by such Noteholder after payment by such Noteholder of any federal, state and local income tax payable with respect to such Gross-Up Payment shall equal, in the case of (i) or (ii) above, the difference between (x) the federal, state, and local income tax payable by such Noteholder with respect to such dividend in its taxable year in which the dividend was paid or deemed paid and
(y) the federal, state, and local income tax which would have been payable by such Noteholder in its taxable year in which the dividend was paid or deemed paid if the events described in (i) or (ii) had not occurred and in the case of
(iii) above, an amount which, when taken together with the aggregate distributions (whether treated as dividends or Excess Distributions for federal income tax purposes) paid or deemed paid to such Noteholder during any taxable year, would cause such Noteholders' net yield in dollars (after taking into effect the federal income tax consequences of treating the Excess Distributions received by such Noteholder as capital gain received upon the taxable sale or exchange of the December 2002 Preferred Stock) to be equal to the net yield in dollars which would have been received by such Noteholder had none of the distributions paid or deemed paid to such Noteholder during such taxable year constituted Excess Distributions, in all cases together with any interest or penalties actually payable by such Noteholder to the IRS or any other applicable taxing authority by reason of such events.

                  (b) A "FINAL DETERMINATION" shall mean (i) a decision, judgment, decree, or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final or (ii) a closing agreement entered into under Section 7121 (or any successor to such Section) of the IRC or any corresponding provision of state or local law, or any other settlement agreement entered into in connection with an administrative or judicial proceeding and consented to by a Noteholder or any member of its consolidated group. The "PAYMENT DATE" shall mean the date that is 90 days after the end of the relevant taxable year.

                  (c) If any Noteholder is notified formally or informally of any audit, examination, or proceeding by the IRS or any other taxing authority with respect to the availability of the Dividends-Received Deduction, such Noteholder shall promptly notify the Company of such audit, examination, or proceeding; provided, however, that such Noteholder's failure to give such notice or to keep the Company fully informed concerning a Contest (as defined below) shall not affect the Company's obligation to make Gross-Up Payments in accordance with this Section. Such Noteholder shall have exclusive control and responsibility to conduct any audit, examination, proceeding, or litigation (a "CONTEST") with respect to such issue.

                  (d) All subsequent holders of the December 2002 Preferred Stock shall be entitled to all of the benefits of this Section; provided that any such subsequent holders qualifies for the Dividends-Received Deduction under the then current Dividend Deductions Laws at the time of its acquisition of the December 2002 Preferred Stock.

         5.4 Status of Dividends. The Company will not (i) in any income tax return or claim for refund of income tax or other submission to the IRS or other taxing authority claim a deduction in respect of amounts paid or payable under the December 2002 Preferred Stock, whether as interest or pursuant to any other statutory provisions or regulation now in effect or hereafter enacted or adopted, except to the extent that any such deduction shall not, in the opinion of counsel satisfactory to Noteholders, operate to jeopardize the availability to any Noteholder of the dividends received deduction provided by Section 243(a)(l) of the IRC, or any successor provision or any similar or corresponding provision under state or local law (collectively, the "DIVIDENDS DEDUCTION LAWS"), (ii) in any Company report to stockholders, or to any governmental body having jurisdiction over the Company or otherwise treat the December 2002 Preferred Stock other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in the application of GAAP required as a result of an action by an authoritative accounting standards setting body, and (iii) except to the extent permitted in clause (i) above and other than as expressly permitted by this Agreement or the Amended and Restated Certificate of Incorporation take any action which would result in dividends paid by the Company on the December 2002 Preferred Stock out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by any Dividends Deduction Laws.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent. The obligation of each Noteholder to exchange its pro rata share of Exchange Notes for the December 2002 Preferred Stock and the December 2002 Notes pursuant to Section 2.2 hereof, is subject to the condition that such Noteholder shall have received, on the Closing Date, the following, each dated the Closing Date unless otherwise indicated, in form and substance satisfactory to Noteholders:

                  (a) Opinions of Schnader Harrison Segal & Lewis LLP, counsel to the Company, and Allen J. Marabito, interim general counsel of the Company, substantially in the forms attached hereto as Exhibit D and Exhibit E, respectively, it being understood that to the extent that such opinion of counsel to the Company shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance reasonably satisfactory to Noteholders and shall provide that Noteholders may rely thereon.

                  (b) True and correct copy of this Agreement, dated as of the Closing Date, duly executed by the parties hereto.

                  (c) True and correct copies of the resolutions of the Trustee and stockholder of the Company and the Trustee of Holdings, certified by the Secretary or Assistant Secretary of the Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by this Agreement and (ii) specific officers to execute and deliver this Agreement and each other Transaction Document to which it is a party.

                  (d) Governmental certificates, dated the most recent practicable date prior to the Closing Date, showing that the Company is organized and in good standing in the jurisdiction of its organization.

                  (e) True and correct copies, certified by the Secretary or Assistant Secretary of the Company, of the Amended and Restated Certificate of Designation and the Series B Certificate of Designation, and evidence of the filing of each of them with the Secretary of State of the State of Delaware.

                  (f) True and correct copies, certified by the Secretary or Assistant Secretary of the Company, of the Amended and Restated Bylaws of the Company and the Amended and Restated Certificate of Incorporation.

                  (g) Certificates of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, as to the incumbency and signatures of the officers of the Company executing this Agreement, the December 2002 Preferred Stock and each other Transaction Document to which it is a party and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (h) True and correct copies of Amendment No. 6 to Securities Exchange Agreement and Amendment No. 2 to the Stockholder Agreement, each dated as of the Closing Date, duly executed by the parties thereto.

                  (i) Stock certificates representing accrued but unpaid dividends on the Series A Preferred Stock at the Event of Default Dividend Rate.

         6.2 Additional Conditions. The obligation of each Noteholder to exchange its pro rata share of Exchange Notes for the December 2002 Preferred Stock and the December 2002 Notes pursuant to Section 2.2 is subject to the additional conditions precedent that:

                  (a) Except as disclosed pursuant to Article 4, there shall not have occurred any event or condition since December 31, 2001 which could have a Material Adverse Effect.

                  (b) All of the representations and warranties of the Company contained herein or in the other Transaction Documents shall be true and correct on and as of the Closing Date as if made on such date and no breach of any covenant contained in Article 5 shall have occurred or would result from the Closing hereunder.

                  (c) The Closing shall have occurred no later than December 31, 2002.

                  (d) The issuance of an order by the Bankruptcy Court in the form attached hereto as Exhibit F.

                                    ARTICLE 7

                             SECURITIES LAW MATTERS

         7.1 Legends. Each certificate representing the December 2002 Preferred Stock shall bear a legend substantially in the following form:

         "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT PURPOSES ONLY AND NOT FOR RESALE, TRANSFER OR DISTRIBUTION, HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE AND FEDERAL SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO EFFECTIVE REGISTRATION UNDER SUCH LAWS, OR IN TRANSACTIONS OTHERWISE IN COMPLIANCE WITH OR EXEMPT FROM SUCH LAWS, AND UPON EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH OR EXEMPTION FROM SUCH LAWS, AS TO WHICH THE COMPANY MAY RELY UPON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY."

                                    ARTICLE 8

                                 INDEMNIFICATION

         The Company agrees to indemnify and hold harmless each Noteholder and its Affiliates and their respective officers, directors and employees from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses, and disbursements of any kind ("LOSSES") which may be imposed upon, incurred by, or asserted against, such Noteholder or such other indemnified Persons in any manner relating to or arising out of any untrue representation, breach of warranty, or failure to perform any covenants or agreement by the Company contained herein or in any certificate or document delivered pursuant hereto or arising out of any Environmental Law applicable to the Company or its Subsidiaries or otherwise relating to or arising out of the transactions contemplated hereby.

                                    ARTICLE 9

                                    EXPENSES

         The Company shall pay all reasonable out-of-pocket expenses of (i) Noteholders in connection with the preparation of the Transaction Documents and the transactions contemplated thereby, including all legal expenses, and (ii) Noteholders in connection with (A) any amendment, modification or waiver, or consent with respect to, any of the Transaction Documents and (B) any attempt to enforce any rights of Noteholders against the Company, any Subsidiary of the Company or any other Person, that may be obligated to any Noteholder by virtue of any of the Transaction Documents (including the reasonable fees and expenses of all of its counsel and consultants retained in connection with the Transaction Documents and the transactions contemplated thereby).

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  (a) If to the Company at:

                               Coram, Inc.
                               1675 Broadway, Suite 900
                               Denver, Colorado 80202
                               Attn:  Scott Danitz
                               Telecopy Number:  (303) 298-0047

                      with a copy (which shall not constitute a notice) to:

                               Schnader Harrison Segal & Lewis LLP
                               1600 Market Street
                               Suite 3600
                               Philadelphia, PA  19103
                               Attn:  Joseph Devine, Esq.
                               Telecopy Number:  (215) 751-2205

                  (b) If to Noteholders:

                               Cerberus Partners, L.P.
                               450 Park Ave.
                               28th Floor
                               New York, NY 10022
                               Attn:  Steven Feinberg
                               Telecopy Number:  (212) 421-2947

                               Goldman Sachs Credit Partners L.P.
                               c/o Goldman, Sachs & Co.
                               85 Broad Street, 28th Floor
                               New York, NY 10004
                               Attn:  Kimberly Ziev Niehaus
                               Telecopy Number:  (212) 902-3757

                               Foothill Capital Corporation
                               2450 Colorado Avenue
                               Suite 3000 West
                               Santa Monica, CA 90404
                               Attn:  Ed Stearns
                               Telecopy Number:  (310) 453-7470

                      with a copy (which shall not constitute a notice) to:

                               Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, NY 10153
                               Attn:  Alan B. Miller, Esq.
                               Telecopy Number:  (212) 310-8007

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited with the United States mail.

         10.2 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy, or claim under or in respect of any agreement or any provision contained herein.

         10.3 Amendment. No amendment or waiver of any provision of this Agreement or any other Transaction Document nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and all of Noteholders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants, or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         10.4 Successors and Assigns; Assignability. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of all of Noteholders. Any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by Noteholders without the prior written consent of the Company, except the obligation of Noteholders to exchange for the December 2002 Preferred Stock at Closing. All covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.5 Remedies. Each Noteholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         10.6 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10.7 Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

         10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         10.9 Publicity. Neither Noteholders nor the Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the other party in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

         10.10 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the federal or state courts located in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with

Section 10.1 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

         10.11 Bankruptcy Court Subservience. Any other provision of this Agreement, the Stockholder Agreement, the December 2000 Exchange Agreement, the December 2001 Exchange Agreement, the organizational documents (including the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, the Amended and Restated Certificate of Designation and the Series B Certificate of Designation) of the Company or any other document or instrument to the contrary notwithstanding, to the extent the Company and Holdings remain subject to the jurisdiction of the Bankruptcy Court and its rulings (i) their ability to give effect to any provision in this Agreement or any other of such agreements, documents or instruments relating to:

                  (a) the voting rights of the holders of shares of December 2000 Preferred Stock; or

                  (b) the voting rights of the holders of shares of December 2001 Preferred Stock; or

                  (c) the number of members of the Board of Directors of the Company which the holders of Preferred Stock have the right to elect, is limited by, and subject to, such rulings, and (ii) the covenants and agreements contained in this Agreement and in such other agreements, documents and instruments are in all respects limited by and subject to the preceding clause
(i).

         10.12 December 2000 Exchange Agreement; December 2001 Exchange
Agreement.

                  (a) The Noteholders, as "Noteholders" under the December 2000 Exchange Agreement and the December 2001 Exchange Agreement, do hereby consent to (i) any and all transactions contemplated by this Agreement; and (ii) any and all transactions contemplated by the order by the Bankruptcy Court in the form attached hereto as Exhibit F.

                  (b) The Company and the Noteholders, as "Noteholders" under the December 2000 Exchange Agreement and the December 2001 Exchange Agreement, do hereby agree to amend the December 2000 Exchange Agreement and the December 2001 Exchange Agreement by revising all of the schedules applicable to, and referenced in, Article 5 of the December 2000 Exchange Agreement and the December 2001 Exchange Agreement to read in their entirety as set forth on the comparable schedules to this Agreement.

         IN WITNESS WHEREOF, the Company and each Noteholder has executed this Agreement as of the day and year first above written.

                           CORAM, INC.


                           By: /s/ SCOTT R. DANITZ
                              -------------------------------------------------
                           Name: Scott R. Danitz
                           Title: Senior Vice President, Chief Financial Officer & Treasurer


                           NOTEHOLDERS:

                           GOLDMAN SACHS CREDIT PARTNERS L.P.


                           By: /s/ EDMUND KEARNS
                              -------------------------------------------------
                           Name: Edmund Kearns
                           Title: Authorized Signatory

                           CERBERUS PARTNERS, L.P.
                           By: Cerberus Associates LLC
                           Its: General Partner


                           By: /s/ MARK A. NEPORENT
                              -------------------------------------------------
                           Name: Mark A. Neporent
                           Title: Managing Director

                           FOOTHILL CAPITAL CORPORATION


                           By: /s/ M. E. STEARNS
                              -------------------------------------------------
                           Name: M. E. Stearns
                           Title: Sr. VP

                                 SCHEDULE 1.1(a)

                               DECEMBER 2000 NOTES


               Principal Amount of Series A Senior
               Subordinated Unsecured Notes:                                            $61,207,938
               Principal Amount of Series B Senior
               Subordinated Unsecured Convertible Notes:                                $92,084,099

                                 SCHEDULE 1.1(b)

                               DECEMBER 2001 NOTES


               Principal Amount of Series A Senior
               Subordinated Unsecured Notes:                                            $40,207,938
               Principal Amount of Series B Senior
               Subordinated Unsecured Convertible Notes:                                $92,084,099

                                 SCHEDULE 1.1(c)

                               DECEMBER 2002 NOTES


                  Principal Amount of Series A Senior
                  Subordinated Unsecured Notes:                        $        0
                  Principal Amount of Series B Senior
                  Subordinated Unsecured Convertible Notes:            $9,000,000

                                  SCHEDULE 4.1

                             STOCKHOLDERS AND STOCK


        Stockholders                                      Shares

        Coram Healthcare Corporation                      1,000 shares of Common Stock

        Cerberus Partners, L.P.                           519.61 shares of Series A Preferred Stock (prior
                                                          to 2002 conversion)

        Goldman Sachs & Co.                               659.78 shares of Series A Preferred Stock (prior
                                                          to 2002 conversion)

        Foothill Capital Corporation                      272.20 shares of Series A Preferred Stock (prior
                                                          to 2002 conversion)

        Stock Equivalents and Other Information

        (i) None

        (ii) Irrevocable waiver of the Noteholders dated as of April 13, 2002

                                  SCHEDULE 4.5

                                  SUBSIDIARIES


                                                                            STOCK                   # OF        # OF
                                                DOMESTIC    CLASS OF     CERTIFICATE     PAR       SHARES      SHARES
                                                 STATE       STOCK         NUMBER       VALUE    AUTHORIZED    ISSUED
                                                --------    --------     -----------    -----    ----------    ------
CORAM, INC. SUBSIDIARIES
Coram Alternate Site Services, Inc.             Delaware      Common          3          $1.00        100        100
Coram Healthcare Corporation of Alabama         Delaware      Common          02         $ .01        500        100
Coram Healthcare Corporation of Florida         Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of Greater D.C.    Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of Greater
New York                                        New York      Common          03         $ .01        500        500
Coram Healthcare Corporation of Indiana         Delaware      Common          02         $ .01        500        100
Coram Healthcare Corporation of Kentucky        Kentucky      Common          02         $ .01        500        100
Coram Healthcare Corporation of Massachusetts   Delaware      Common          2          $.001       1,000       500
Coram Healthcare Corporation of Michigan        Delaware      Common          02         $ .01        500        100
Coram Healthcare Corporation of Mississippi     Delaware      Common          02         $ .01        500        100
Coram Healthcare Corporation of Nevada          Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of New York        New York      Common          3            No         200        100
Coram Healthcare Corporation of North Texas     Delaware      Common          3           $.10      100,000     1,000
Coram Healthcare Corporation of Northern
California                                      Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of Rhode Island    Delaware      Common          02         $ .01        500        500
Coram Healthcare Corporation of South
Carolina                                        Delaware      Common          02         $ .01        500        100
Coram Healthcare Corporation of Southern
California                                      Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of Southern
Florida                                         Delaware      Common          2          $ .01        500        500
Coram Healthcare Corporation of Utah            Delaware      Common          2          $.001       1,000       500
Coram Healthcare of Wyoming, L.L.C.             Delaware       N/A           N/A          N/A         N/A        N/A
Coram Homecare of Illinois, Inc.                Minnesota     Common          2          $ .01       1,000      1,000
(inactive)
Coram Homecare of Minnesota, Inc.               Delaware      Common          2          $ .01       1,000       500
Coram Homecare of Northern California, Inc.
(inactive)                                     California     Common         101           No      1,000,000    8,100
Coram Prescription Services, Inc.
(inactive)                                      Delaware      Common          1          $ .01        500        100
Coram Service Corporation                       Delaware      Common          12         $ .01       5,000      1,000
Coram Independent Practice Association, Inc.
(Chapter 11)                                    New York      Common          2            No         200        100
Coram Resource Network, Inc. (Chapter 11)       Delaware      Common          1          $ .01        500        100
CTI Network, Inc.                               Delaware      Common          1          $ .01        500        500
Curaflex Health Services, Inc.                  Delaware      Common          02         $ .01        500        100
                                                  South
Coram Healthcare/Carolina Home Therapeutics     Carolina       N/A           N/A          N/A         N/A        N/A

HealthInfusion, Inc.
(inactive)                                       Florida      Common        H12087       $1.00       1,000       100

H.M.S.S., Inc.
(inactive)                                      Delaware      Common          4           $.01      10,000      1,000


Home Care Hawaii, LLP                            Hawaii        N/A           N/A          N/A         N/A        N/A


SoluNet LLC                                     Delaware       N/A           N/A          N/A         N/A        N/A

T(2) Medical, Inc.                              Delaware      Common       TC17401       $1.00       1,000       100

PARTNERSHIPS AND JOINT VENTURES
ABC Infusion Therapy                                           N/A           N/A          N/A         N/A        N/A



Kern Home Health Resources dba Coram                           N/A           N/A          N/A         N/A        N/A
Healthcare


SSM Infusion Services, LLC                      Missouri       N/A           N/A          N/A         N/A        N/A


Wisconsin IV Affiliates, LLC                    Wisconsin      N/A           N/A          N/A         N/A        N/A



WIVA-Fox Valley, LLC*                           Wisconsin      N/A           N/A          N/A         N/A        N/A

                                                 % OF
                                                SHARES   RECORD OWNER AND BENEFICIAL
                                                ISSUED              OWNERS
                                                ------   ---------------------------
CORAM, INC. SUBSIDIARIES
Coram Alternate Site Services, Inc.              100%   Curaflex Health Services, Inc.
Coram Healthcare Corporation of Alabama          100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Florida          100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Greater D.C.     100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Greater
New York                                         100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Indiana          100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Kentucky         100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Massachusetts    100%   Curaflex Health Services, Inc.
Coram Healthcare Corporation of Michigan         100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Mississippi      100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Nevada           100%   T(2)Medical, Inc.
Coram Healthcare Corporation of New York         100%   Curaflex Health Services, Inc.
Coram Healthcare Corporation of North Texas      100%   Curaflex Health Services, Inc.
Coram Healthcare Corporation of Northern
California                                       100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Rhode Island     100%   T(2)Medical, Inc.
Coram Healthcare Corporation of South
Carolina                                         100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Southern
California                                       100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Southern
Florida                                          100%   T(2)Medical, Inc.
Coram Healthcare Corporation of Utah             100%   Curaflex Health Services, Inc.
Coram Healthcare of Wyoming, L.L.C.              100%   Curaflex Health Services, Inc.
Coram Homecare of Illinois, Inc.                 100%   Medisys, Inc. (dissolved
(inactive)                                              8/15/01)
Coram Homecare of Minnesota, Inc.                100%   T(2)Medical, Inc.
Coram Homecare of Northern California, Inc.
(inactive)                                       100%   T(2)Medical, Inc.
Coram Prescription Services, Inc.
(inactive)                                       100%   Coram, Inc.
Coram Service Corporation                        100%   T(2)Medical, Inc.
Coram Independent Practice Association, Inc.
(Chapter 11)                                     100%   Coram, Inc.
Coram Resource Network, Inc. (Chapter 11)        100%   Coram, Inc.
CTI Network, Inc.                                100%   Coram, Inc.
Curaflex Health Services, Inc.                   100%   T(2)Medical, Inc.
Coram Healthcare/Carolina Home Therapeutics       51%   Curaflex Health Services, Inc.
                                                  49%   Medcorp Health Systems, Inc.

HealthInfusion, Inc.
(inactive)                                       100%   Coram, Inc.

H.M.S.S., Inc.
(inactive)                                       100%   Coram, Inc.

Home Care Hawaii, LLP                             51%   Coram Services Corporation
                                                  49%   Curaflex Health Services, Inc.


SoluNet LLC                                      N/A    Curaflex Health Services, Inc.

T(2) Medical, Inc.                               100%   Coram, Inc.

PARTNERSHIPS AND JOINT VENTURES
ABC Infusion Therapy                              49%   Curaflex Health Services, Inc.
                                                   1%   Coram Alternate Site Services, Inc.
                                                  50%   Alexian Brothers Medical Center

Kern Home Health Resources dba Coram              50%   Curaflex Health Services, Inc.
Healthcare                                        50%   Bakersfield Memorial Hospital

SSM Infusion Services, LLC                        50%   Curaflex Health Services, Inc.
                                                  50%   SSM Diversified Corporation


Wisconsin IV Affiliates, LLC                      50%   Curaflex Health Services, Inc.
                                                  50%   Ministry Home Care, Inc.


WIVA-Fox Valley, LLC*                             50%   Wisconsin IV Affiliates, LLC
                                                  50%   Ministry Home Care, Inc.



*Wisconsin IV Affiliates, LLC has a 50% ownership interest in this entity; accordingly, Curaflex Health Services, Inc. has 25% indirect ownership interest in this entity.

                                  SCHEDULE 4.6

                             ENFORCEABLE OBLIGATIONS


         Holdings, through its wholly owned subsidiaries, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care service agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                  SCHEDULE 4.7

                               FINANCIAL CONDITION


1.       On March 7, 2002, the Bankruptcy Court ordered the appointment of Arlin
         M. Adams, Esq. as the Chapter 11 Trustee in the bankruptcy proceedings of the Company and Holdings. Under the Bankruptcy Code, a Chapter 11 Trustee assumes management functions of the debtors business. In the case of the Company, at this time the Chapter 11 Trustee has retained the existing management of the Company to oversee the Company's day-to-day operations while the Chapter 11 Trustee oversees the Company's management.

2. Daniel D. Crowley, Chairman, Chief Executive Officer and President of the Company and Holdings, has notified the Chapter 11 Trustee that he would not exercise a renewal of his employment contract. Mr. Crowley's contract was set to expire on its terms on November 29, 2002. However, such employment contract was extended through December 31, 2002 by the mutual agreement of the parties. Mr. Crowley and the Chapter 11 Trustee are now negotiating to determine what role, if any, Mr. Crowley will have with the Company and Holdings following such date.

                                  SCHEDULE 4.8

                                   PROPERTIES


Real Property Owned

None



Liens

None



Real Property Leased

See attached

                           ATTACHMENT TO SCHEDULE 4.8

                              REAL PROPERTY LEASED


LESSEE                                                     ADDRESS
------                                                     -------

Coram Alternate Site Services, Inc.                        7358 SW Durham Rd
                                                           Portland, OR 97224

Coram Alternate Site Services, Inc.                        423 Main Street Avenue
                                                           Moorhead, MN 56560

Coram Alternate Site Services, Inc.                        2150 Newmarket Pkwy, Suite 106
                                                           Marietta, GA 30067

Coram Alternate Site Services, Inc.                        3504 Vest Mill Road #5, 6 & 7
                                                           Winston-Salem, NC 27103

Coram Alternate Site Services, Inc.                        53 Circle Freeway Dr
                                                           Cincinnati, OH 45246

Coram Alternate Site Services, Inc.                        4915 Contec Drive
                                                           Lansing, MI 48910

Coram Alternate Site Services, Inc.                        431 Fernhill Ave
                                                           Fort Wayne, IN, 46805

Coram Alternate Site Services, Inc.                        4665 44th Street, Suite 190
                                                           Grand Rapids (Kentwood), MI 49512

Coram Alternate Site Services, Inc.                        7114 Lakeview Pkwy West Drive
                                                           Indianapolis, IN 46268

Coram Alternate Site Services, Inc.                        618 Grassmere Park Dr, Suite 7
                                                           Nashville, TN 37211

Coram Alternate Site Services, Inc.                        11 H Commerce Way
                                                           Totowa, NJ 07512

Coram Alternate Site Services, Inc.                        6 Spring Mill Drive
                                                           Malvern, PA 19355

Coram Alternate Site Services, Inc.                        2312 Trent Road
                                                           New Bern, NC 28562

Coram Alternate Site Services, Inc.                        204 Roxalana Business Park
                                                           Dunbar, WV 25064

Coram Alternate Site Services, Inc.                        1551 Mercantile Avenue N.E., Suite D
                                                           Albuquerque, NM 87125

Coram Alternate Site Services, Inc.                        9411 Parkfield Drive, 4400
                                                           Austin, TX 78758

Coram Alternate Site Services, Inc.                        1290 Arrowhead Court, Suite A
                                                           Crown Point, IN 46307

Coram Alternate Site Services, Inc.                        7365 Remcon Circle, Suites A-101, 102 & 103
                                                           El Paso, TX 79912

LESSEE                                                     ADDRESS
------                                                     -------

Coram Alternate Site Services, Inc.                        5521, 5523, 5467 Kendall St
                                                           Boise, ID 83706

Coram Alternate Site Services, Inc.                        8013 Flint
                                                           Lenexa, KS 66214

Coram Alternate Site Services, Inc.                        17012 W. Victor Road
                                                           New Berlin, WI 53151

Coram Alternate Site Services, Inc.                        West One, Suite 100
                                                           115 James Drive West
                                                           St. Rose, LA 70087

Coram Alternate Site Services, Inc.                        235 North MacArthur, Suite 100
                                                           Oklahoma City, OK 73127

Coram Alternate Site Services, Inc.                        2617-2621 S 156th Circle
                                                           Omaha, NE 68130

Coram Alternate Site Services, Inc.                        3513 Vine Court
                                                           Davenport, IA 52806

Coram Alternate Site Services, Inc.                        8804 Balboa Avenue
                                                           San Diego, CA 92123

Coram Alternate Site Services, Inc.                        13205 Lakefront
                                                           Earth City, MO 63045

Coram Alternate Site Services, Inc.                        7707 E. Osie #401
                                                           Wichita, KS 67207

Coram Alternate Site Services, Inc.                        45801 Mast Street
                                                           Plymouth, MI 48170

Coram Alternate Site Services, Inc.                        2 Hendersonville Road, Suite B-2
                                                           Asheville, NC 28803

Coram Alternate Site Services, Inc                         9401-J Southern Pine Blvd
                                                           Charlotte, NC 28273

Coram Alternate Site Services, Inc                         3390 North Campbell Avenue #130
                                                           Tucson, AZ 85719

Coram Healthcare Corporation and Coram, Inc.               1675 Broadway, 8th & 9th floor
                                                           Denver, CO 80202

Coram Healthcare Corporation of Alabama                    400 RiverHills Business Park, Suite 435
                                                           Birmingham, AL 35242

Coram Healthcare Corporation of Greater D.C.               7150 Columbia Gateway Dr, Suite C
                                                           Columbia MD 21046

Coram Healthcare Corporation of Greater D.C.               4115 Pleasant Valley Road, Suite 600
                                                           Chantilly, VA 20151

Coram Healthcare Corporation of Greater New York           2700 Bellevue Avenue
                                                           Syracuse, NY 13219

Coram Healthcare Corporation of Mississippi                2 Old River Place, Suites M&N
                                                           Jackson, MS 39202

Coram Healthcare Corporation of Nevada                     1380 Greg Street, Suites 216 & 217
                                                           Sparks, NV 89431

LESSEE                                                     ADDRESS
------                                                     -------

Coram Healthcare Corporation of Nevada                     101 N. Pecos Rd, Suite 107
                                                           Las Vegas, NV 89101

Coram Healthcare Corporation of New York                   375 North French Rd, Suite 108
                                                           Amherst, NY 14228

Coram Healthcare Corporation of North Texas                1944 Oak Lawn, Suite 545
                                                           Dallas, TX 75207

Coram Healthcare Corporation of Northern California        1803 Tribute Rd, Suite C
                                                           Sacramento, CA 95815

Coram Healthcare Corporation of Northern California        21353 Cabot Blvd
                                                           Hayward, CA 94545

Coram Healthcare Corporation of Rhode Island               110 Jefferson Blvd, Suite B
                                                           Warwick, RI 02888

Coram Healthcare Corporation of Southern California        6483 Calle Real, Units A-C
                                                           Goleta, CA 93117

Coram Healthcare Corporation of Southern California        4355 E Lowell St, Suite E
                                                           Ontario, CA 91761

Coram Healthcare Corporation of Southern California        3002 Dow Avenue, Suite 104
                                                           Tustin, CA 92680

Coram Healthcare Corporation of Southern Florida           10021 Pines Boulevard #102
                                                           Pembroke Pines, FL 33024

Coram Healthcare Corporation of Wyoming, L.L.C.            907 North Poplar Street, #155
                                                           Casper, WY 82601

Coram, Inc.                                                1 Charles Boulevard
                                                           Guilderland, NY 12084

Coram, Inc.                                                1941 Savage Rd, Suite 500AA
                                                           Charleston, SC 29407

Coram, Inc.                                                9143 Phillips Hwy, Suite 300
                                                           Jacksonville, FL 32256

Coram, Inc.                                                1904 Lark Street
                                                           Johnson City, TN 37604

Coram Healthcare Corporation of Greater New York           9745 Queens Blvd., Suite 908
                                                           Rego Park, NY  11374

Coram, Inc.                                                1100 Perimeter Park Dr, Suite 114
                                                           Morrisville, NC 27660

Coram, Inc.                                                3610 Willowbend Blvd, Suite 1010
                                                           Houston, TX 77054

Coram, Inc.                                                1049 Grand Central Ave
                                                           Glendale, CA 91201

Coram, Inc.                                                2345 Waters Drive
                                                           Mendota Heights, MN 55120

Coram, Inc.                                                1725 W. First St
                                                           Tempe, AZ 85281

LESSEE                                                     ADDRESS
------                                                     -------

Coram, Inc.                                                1807 Tribute Rd, Suite B
                                                           Sacramento, CA 95815

Coram, Inc.                                                131 West Parris #109, Office B
                                                           High Point, NC 27262

Coram, Inc.                                                1331 118th Avenue S. E.
                                                           Suite 100
                                                           Bellevue, WA

Home Care Hawaii L.L.P.                                    94-479 Ukee Street
                                                           Waipahu, HI 96797-4212

PARTNERSHIPS AND JOINT VENTURES

Coram Healthcare/Carolina Home Therapeutics                720 Gracern Rd, Suite 123, 124 & 126
                                                           Columbia, SC  29210

Coram Healthcare/Carolina Home Therapeutics                420 North Pleasantburg Dr, Suite F
                                                           Greenville, SC  29607

Kern Home Health Resources dba Coram Healthcare            3101 Sillect Avenue, #109
                                                           Bakersfield, CA  93308

Wisconsin IV Affiliates, LLC                               3716 Country Drive, Unit 5
                                                           Rhinelander, WI

Wisconsin IV Affiliates, LLC                               3000 East Enterprise Avenue, Unit C
                                                           Appleton, WI  54911

Wisconsin IV Affiliates, LLC                               5009 Coye Drive
                                                           Stevens Point, WI  54481

Wisconsin IV Affiliates, LLC                               216 E. Upham Street
Coram Healthcare Corporation                               Marshfield, WI 54449
St. Josephs Hospital

WIVA-Fox Valley, LLC                                       2725 Jackson Street
                                                           Oshkosh, WI  54901

                                  SCHEDULE 4.13

                                      TAXES


INTERNAL REVENUE SERVICE AUDITS - ONGOING


Entity                                          Tax Year(s)
Coram Healthcare Corporation & Subsidiaries     09/30/95
T(2) Medical, Inc. & Subs.                      09/30/87-91 relates to NOLs
                                                carried back from 9/30/95

EXTENSIONS OF TIME TO FILE TAX RETURNS

See Attached


TAX SHARING AGREEMENT

There are no tax sharing agreements

                           ATTACHMENT TO SCHEDULE 4.13

CORAM HEALTHCARE CORPORATION
RETURNS UNDER EXTENSION AS OF DECEMBER 31, 2002
TAX YEAR ENDED SEPTEMBER 30, 2002

         Jurisdiction                                           Entity                                          FEIN
         ------------                                           ------                                          ----

FEDERAL                                             Coram, Inc. & Subsidiaries                               84-1300129
FEDERAL                                             Coram Healthcare Corporation                             33-0615337
ALABAMA                                             CHC of Alabama                                           58-1813484
ALABAMA                                             Coram Alternate Site Services, Inc.                      76-0215922
CALIFORNIA                                          Coram, Inc. & Subsidiaries                               84-1300129
DISTRICT OF COLUMBIA                                CHC of Greater D.C.                                      58-2035129
DISTRICT OF COLUMBIA                                Curaflex Health Services, Inc.                           58-1813486
GEORGIA                                             Coram Alternate Site Services, Inc.                      76-0215922
GEORGIA                                             Curaflex Health Services, Inc.                           58-1813486
GEORGIA                                             T(2) Medical, Inc.                                       59-2405366
ILLINOIS                                            Coram, Inc. & Subsidiaries                               84-1300129
MARYLAND                                            CHC of Greater D.C.                                      58-2035129
MARYLAND                                            Coram Alternate Site Services, Inc.                      76-0215922
MARYLAND                                            Coram Resource Network, Inc.                             84-1436207
MARYLAND                                            Curaflex Health Services, Inc.                           58-1813486
MASSACHUSETTS                                       CHC of Massachusetts                                     33-0532814
MASSACHUSETTS                                       Coram Alternate Site Services, Inc.                      76-0215922
MASSACHUSETTS                                       Curaflex Health Services, Inc.                           58-1813486
MASSACHUSETTS                                       T(2) Medical, Inc.                                       59-2405366
MINNESOTA                                           Coram, Inc. & Subsidiaries                               84-1300129
MISSISSIPPI                                         Coram Healthcare Corporation                             33-0615337
MISSISSIPPI                                         CHC of Mississippi                                       84-1300129
MISSISSIPPI                                         Curaflex Health Services, Inc.                           58-1813486
MISSISSIPPI                                         T(2) Medical, Inc.                                       59-2045366
NEBRASKA                                            Coram, Inc. & Subsidiaries                               84-1300129
NEW HAMPSHIRE                                       CHC of Massachusetts                                     33-0532814
NEW MEXICO                                          Coram Alternate Site Services, Inc.                      76-0215922
NEW MEXICO                                          Curaflex Health Services, Inc.                           58-1813486
NEW YORK                                            Coram, Inc. & Subsidiaries                               84-1300129
NEW YORK CITY                                       Coram, Inc. & Subsidiaries                               84-1300129
NEW YORK METRO                                      Coram, Inc. & Subsidiaries                               84-1300129
NORTH CAROLINA                                      Coram Alternate Site Services, Inc.                      76-0215922
NORTH CAROLINA                                      Curaflex Health Services, Inc.                           58-1813486
OKLAHOMA                                            Coram Alternate Site Services, Inc.                      76-0215922
OKLAHOMA                                            Curaflex Health Services, Inc.                           58-1813486

                           ATTACHMENT TO SCHEDULE 4.13


         Jurisdiction                                           Entity                                          FEIN
         ------------                                           ------                                          ----

RHODE ISLAND                                        CHC of Massachusetts                                     33-0532814
RHODE ISLAND                                        CHC of Rhode Island                                      58-1844720
RHODE ISLAND                                        T(2) Medical, Inc.                                       59-2405366
SOUTH CAROLINA                                      CHC of South Carolina                                    58-1813494
SOUTH CAROLINA                                      Curaflex Health Services, Inc.                           58-1813486
SOUTH CAROLINA                                      T(2) Medical, Inc.                                       59-2405366
TEXAS                                               Coram Healthcare Corporation of Florida                  58-1949695
WEST VIRGINIA                                       Coram Alternate Site Services, Inc.                      76-0215922
WEST VIRGINIA                                       Curaflex Health Services, Inc.                           58-1813486
WISCONSIN                                           Coram Alternate Site Services, Inc.                      76-0215922
WISCONSIN                                           Curaflex Health Services, Inc.                           58-1813486

                                  SCHEDULE 4.14

                                   LITIGATION


         1. T(2) MEDICAL, INC. AND CORAM HEALTHCARE CORPORATION V. COMMISSIONER OF INTERNAL REVENUE SERVICE. In August of 1999, Holdings and T(2) Medical, Inc. ("T(2)") filed a petition in the Tax Court disputing a statutory notice of deficiency received from the Internal Revenue Service ("IRS") associated with the 1995 tax year and related tax refund. The IRS disputed several deductions taken by T(2) and is demanding the return of certain refunds received plus the payment of interest and penalties. Holdings and T(2) have entered into a Settlement Agreement with the IRS and the Joint Committee on Taxation of the United States Congress has approved such Settlement Agreement. If approved by the Chapter 11 Trustee and the Bankruptcy Court, this Settlement would result in a federal tax liability of approximately $9.9 million, plus interest of approximately $8.8 million as of November 15, 2002. The federal income tax adjustment would also give rise to additional state tax liabilities. If Holdings is not able to negotiate an installment payment plan on favorable terms with the IRS, or if the Bankruptcy Court or the Chapter 11 Trustee do not approve the proposed settlement, or any such installment payment plan, the financial position and liquidity of Holdings and the Company could be materially adversely affected.

         2. THE OFFICIAL COMMITTEE OF THE UNSECURED CREDITORS OF THE RESOURCE NETWORK SUBSIDIARIES V. CORAM HEALTHCARE CORPORATION, ET AL. On November 13, 2001, the Official Committee of the Unsecured Creditors of the Coram Resource Network, Inc. and Coram Independent Practice Association (collectively, the "Resource Network Subsidiaries"), filed a complaint, subsequently amended twice, naming Holdings, the Company, several current and former officers and directors of Holdings and the Company and the Company's Noteholders as defendants. The Second Amended Complaint includes RICO, fraud, fraudulent conveyance, preference, breach of fiduciary duty, conversion and other claims. The Second Amended Complaint demands compensatory damages in excess of $55 million, punitive damages and the disallowance of Holding's proof of claim in the Resource Network Subsidiaries' Chapter 11 case. The defendants, including Holdings and the Company have filed motions to dismiss, which are pending. Motions seeking the withdrawal of the reference of the case from the Bankruptcy Court to the District Court have been filed by certain of the defendants. These motions, which are opposed by Holdings and the Company, are pending. Meanwhile, discovery is proceeding under a case management order entered by the Bankruptcy Court. The Company notified its insurance carrier of the second amended complaint and intends to avail itself of any appropriate insurance coverage for its directors and officers, who are also vigorously contesting the allegations. Principally due to the early stages of the aforementioned Resource Network Subsidiaries' matters, the ultimate outcome thereof cannot be predicted with any degree of certainty, nor can management predict the scope and nature of any indemnification that the directors and officers may have with the Company's insurance carrier.

         3. THREATENED DERIVATIVE CLAIM OF THE OFFICIAL COMMITTEE OF THE EQUITY SECURITY HOLDERS. In February of 2001, the Equity Committee in the Company's Chapter 11 case filed a motion with the U.S. Bankruptcy Court for the District of Delaware seeking permission to bring a derivative lawsuit directly against Holdings' and the Company's Chief

Executive Officer, Daniel Crowley, Stephen Feinberg, a former board member of Holdings and Cerberus Partners, L.P. a party to the Company's Debtor in Possession Financing Agreement, Senior Credit Facility and Securities Exchange Agreement. The Equity Committee's proposed lawsuit alleges that the defendants conspired to devalue the Company for the benefit of the Company's creditors. On February 26, 2001, the Bankruptcy Court ruled that prosecution of the Equity Committee's complaint would not be productive at that time and, accordingly, the motion was denied without prejudice. In January 2002, the Equity Committee filed a substantially similar motion with the Bankruptcy Court, which named the Company's noteholders as prospective defendants. On February 12, 2002, in connection with the appointment of the Chapter 11 Trustee, the Bankruptcy Court again denied the renewed motion without prejudice. On or about December 19, 2002, the Equity Committee filed a disclosure statement and proposed plan of reorganization (see Docket Nos. 2115, 2119, 2021 and 2022). The plan, if confirmed, would permit the derivative claim to be prosecuted by a litigation trust. The Company cannot predict whether the plan will be confirmed nor can it predict the scope and nature of any indemnification obligations that the Company may have with regard to current and former directors and officers who may be named in such a derivative action. Moreover, the Company also cannot predict if any other actions taken by the Equity Committee will have consequences adverse to the Company.

         4. ARBITRATION DEMAND OF TBOB ENTERPRISES. INC. F/K/A MEDICAL MANAGEMENT SERVICES OF OMAHA, INC. AGAINST HOLDINGS. In July 2000, TBOB Enterprises, Inc. ("TBOB") filed an arbitration demand against Holdings claiming that Holdings breached its obligations under an agreement entered into by the parties in 1996 relating to a prior earn-out obligation of Holdings' affiliate, Curaflex Health Services, Inc. ("Curaflex"), that originated from Curaflex's acquisition of the claimant's prescription services business in 1993. Holdings and Curaflex operated the business under the name "Coram Prescription Services" ("CPS"), and the assets of the CPS business were sold on July 31, 2000. TBOB alleges, among other things, that Holdings has impaired the earn-out payments due TBOB by improperly charging certain expenses to the CPS business and failing to fulfill the Holdings' commitments to enhance the value of CPS by marketing its services. The TBOB demand claims damages of more than $898,000. Holdings has retained outside counsel on this matter and an answer was filed. This matter has been stayed pending the resolution of the Chapter 11 Cases.

         5. ALAN FURST ET AL. V. STEPHEN FEINBERG, ET AL. Alan Furst and Michael
S. Harrison, individually and on behalf of all persons similarly situated, filed a complaint in the United States District Court for the District of New Jersey on November 8, 2000 and an Amended Class Action Complaint was filed on November 15, 2000, alleging that certain current and former officers and directors of Holdings and the Company and the Company's principal lenders, Cerberus Partners, L.P., Foothill Capital Corporation and Goldman, Sachs & Co., implemented a scheme to perpetrate a fraud upon the stock market regarding the common stock of Holdings. A Second Amended Class Action Complaint (the "Second Amended Complaint") filed on March 21, 2001, removed as defendants all of the officers and directors of the Company as defendants, except for the Company's Chief Executive Officer and a former member of Holdings' Board of Directors. The plaintiffs' purported class action suit alleges that the defendants artificially depressed the trading price of the Company's publicly traded shares and created the false impression that stockholders' equity was decreasing in value and was ultimately worthless. The plaintiffs further allege that members of the class sustained total investment losses of $50 million or more. On June 14, 2001, a third Amended Class Action Complaint (the "Third Amended Complaint") was filed naming the same defendants as the Second Amended Complaint. The plaintiffs' allegations in the Third Amended Complaint were substantially similar to the allegations in the Second Amended Complaint; however, the Third Amended Complaint eliminated references to the corporate assets of Holdings and the Company. All defendants moved to dismiss the Third Amended Complaint for failure to state a claim upon which relief can be granted and, in connection therewith, and, on May 6, 2002 the District Court granted the defendants' motion to dismiss, with prejudice and also denied plaintiffs' request for leave to replead. The plaintiffs' appeal to the United States Court of Appeals for the Third Circuit was denied by an opinion filed on December 18, 2002. To date, the Holdings' and the Company's directors and officers liability insurance carrier has paid the costs of defense of the officers and directors who are defendants in this matter. The Company cannot predict whether the plaintiffs will seek further appellate review and management cannot predict the scope and nature of any indemnity obligation the insurance carrier may have.

         6. RITA F. OLIAI V. CORAM HEALTHCARE CORPORATION. Plaintiff, a former Vice President of Reimbursement of Holdings, filed suit against Holdings alleging she was wrongfully terminated in violation of federal and state anti-discrimination statutes. She further alleges that she was terminated as a result of discovering certain wrongful claims practices of Holdings. Holdings denied all allegations in the complaint. Holdings' Motion for Summary Judgment was granted on three out of Plaintiff's four claims. The only surviving claim is based on age discrimination. Plaintiff has filed a $5 million proof of claim in the Chapter 11 Cases of Holdings and the Company. Any liability of Holdings in this case should be covered by Holdings' insurance carrier. However, such carrier is now under an Order of Liquidation and it is unclear how such order may affect Holdings' exposure.

         7. LENEXA, KANSAS DME AUDIT. In August 2000, the Region D DMERC commenced an audit of certain claims submitted by the Lenexa, Kansas (Kansas
City) branch of Coram Alternate Site Services, Inc. for certain durable medical equipment ("DME") services rendered to certain Medicare patients in the years 1995, 1996 and 1997. Counsel has been retained, and such counsel retained a healthcare reimbursement consultant to review the claims submitted by the Kansas City branch. A review of the Company's DME policies, procedures, and claims submissions methods has been completed under the direction of outside counsel. The Company's potential liability exposure cannot be determined at this time.

                                  SCHEDULE 4.16

                             GOVERNMENTAL APPROVALS


         1. This Agreement and the Transaction Documents are subject to the approval of the Bankruptcy Court as set forth in Section 10.11.

         2. Holdings, through its affiliates, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care service agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                  SCHEDULE 4.17

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


TRADEMARKS:

                                                                           REGISTRATION
COMPANY                       COUNTRY                TRADEMARK                NUMBER        REGISTRATION DATE
-------                       -------                ---------             ------------     -----------------
Coram, Inc.                       USA        AMERICAN CARDIOLOGY CARE        1,766,369           4/20/93

Coram, Inc.                       USA            SOLUNET & DESIGN           Applied For

Coram, Inc.                       USA                 SOLUNET               Applied For

Coram, Inc.                       USA                  CORAM                Applied For

Coram, Inc.                       USA            CORAM HEALTHCARE           Applied For

Coram, Inc.                       USA       CELEBRATION OF LIFE CIRCLE      Applied For
                                                     & DESIGN

Coram, Inc.                       USA         CORAM HEALTHCARE ONE TO       Applied For
                                               ONE NUTRITION SUPPORT
                                               CONSUMER SATISFACTION
                                                 PROGRAM & DESIGN

Coram, Inc.                       USA        CORAM HEMOPHILIA SERVICES      Applied For
                                               HEMO-PHIL-A-SAURUS &
                                                     CHARACTER

Coram, Inc.                       USA        CORAM HEMOPHILIA SERVICES      Applied For
                                            VON-W-RAPTOR AND CHARACTER

Coram, Inc.                       USA         SOLUNET YOUR PARTNER IN       Applied For
                                            PHARMACY ADMIXING SERVICES
                                                    AND DESIGN

Coram, Inc.                       USA        AMERICAN CARDIOLOGY CARE        1,782,299           7/13/93

Coram, Inc.                       USA                BABYSTART               1,839,093           6/7/94

                                                                           REGISTRATION
COMPANY                       COUNTRY                TRADEMARK                NUMBER        REGISTRATION DATE
-------                       -------                ---------             ------------     -----------------
Coram, Inc.                       USA            CARING, TOGETHER            2,043,411           3/11/97

Coram, Inc                        USA               CATH-TRAIN               1,292,689           9/4/84

Coram, Inc.                       USA       THE CORAM RESOURCE NETWORK       2,152,708           4/21/98

Coram, Inc.                       USA          CRITICAL CARE AMERICA         1,744,060          12/29/92

Curaflex Health Services,         USA                CURAFLEX                1,487,963           5/10/88
Inc.

Coram, Inc.                       USA               DESIGN ONLY              1,209,221           9/14/92

Coram, Inc.                       USA             FIRST ACTIVITY             1,839,007           6/7/94

HealthInfusion, Inc.              USA              FIRST CIRCLE              1,820,119           2/8/94

HealthInfusion, Inc.              USA             HEALTHINFUSION             1,737,332           12/1/92

Coram, Inc.                       USA                HOME-NET                1,754,314           2/23/93

Coram, Inc.                       USA                 HOMEPRO                1,411,199           9/30/86

H.M.S.S., Inc.                    USA                IN TOUCH                1,766,876           4/20/93

Coram, Inc.                       USA          PEDIATRICARE AMERICA          1,772,624           5/18/93

HealthInfusion, Inc.              USA        THE REVOLUTION IN MANAGED       1,820,118           2/8/94
                                                       CARE

T2 Medical, Inc.                  USA                  SPARC                 1,894,283           5/16/95

Coram, Inc.                       USA        WE BRING KIDS' CARE HOME        1,773,883           5/25/93

Coram, Inc.                       USA                 PHARMIX              Unregistered

PATENTS:

COMPANY                      COUNTRY        TITLE                        PATENT NUMBER      ISSUE DATE
-------                      -------        -----                        -------------      ----------
Coram, Inc                   USA            Non-exclusive sublicense         4,857,555
                                            to practice United States
                                            Patent No. 4,857,555 to
                                            prescription compound,
                                            dispense and sell in
                                            accordance with written
                                            physician prescriptions
                                            pursuant to License
                                            Agreement dated November
                                            13, 1998.

COPYRIGHTS:

COMPANY                      COUNTRY        TITLE                        TYPE OF WORK       ISSUE DATE
-------                      -------        -----                        ------------       ----------
Coram, Inc. retains                         Clinical Policies and
copyrights for numerous                     Procedures
materials including but
not limited to the                          Operations Policies and
provided example list                       Procedures

                                            Marketing Materials

                                            Education Materials (in
                                            connection with Clinical
                                            Education Units)

TRADE NAMES:

Coram Healthcare

Coram

Coram Hemophilia
Services

Coram Anti-infective
Services

Coram Transplant
Services

Coram Nutrition
Services

Coram Chronic
Disorders

SERVICE MARKS:

Coram Healthcare                            NUTRITION
Corporation-Unregistered                    SUPPORT
Service Mark                                CONSUMER
                                            SATISFACTION
                                            PROGRAM

MATERIAL LICENSES & PERMITS
(see attached)

MATERIAL NAMES:

Coram Prescription Services, a registered fictitious name.

Coram Healthcare Pharmacy, a registered fictitious name.

Corameters, a common law service mark.

HealthQuest Infusion, a registered fictitious name.

The corporate names listed on Schedule 4.5 hereto and the rights associated therewith.

The parties also have various trade secrets, which are impractical to list.

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  DEA Certificate                            BC4347236
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  Federal Drug Administration                Distributor Only
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  Medicaid-Pharmacy                          Alabama 10002638
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  Medicare Part B-DMERC                      0467550001
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  Medicare Part B-Local                      051551045COR
Coram Healthcare Corporation of      Birmingham         AL  National Council for Prescription
 Alabama                                                    Drug Programs                              01-19455
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  State Controlled Substance License         CS-110472
Coram Healthcare Corporation of
 Alabama                             Birmingham         AL  State Pharmacy License                     110472
Coram Alternate Site Services, Inc.  Tempe              AZ  ACHC Accreditation                         513
Coram Alternate Site Services, Inc.  Tempe              AZ  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      03D0913879
Coram Alternate Site Services, Inc.  Tempe              AZ  DEA Certificate                            BC4612239
Coram Alternate Site Services, Inc.  Tempe              AZ  Medicaid-Pharmacy/DME                      Arizona- 328478
Coram Alternate Site Services, Inc.  Tempe              AZ  Medicare Part B-DMERC                      0976970065
Coram Alternate Site Services, Inc.  Tempe              AZ  Medicare Part B-Local                      Arizona- 66491
Coram Alternate Site Services, Inc.  Tempe              AZ  National Council for Prescription
                                                            Drug Programs                              0321579
Coram Alternate Site Services, Inc.  Tempe              AZ  Out-of-State Pharmacy License              California  NRP258
Coram Alternate Site Services, Inc.  Tempe              AZ  State Pharmacy License                     002749
Coram Alternate Site Services, Inc.  Tucson             AZ  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  ACHC Accreditation                         514
Coram Healthcare Corporation of      Glendale           CA  Clinical Laboratory Improvement
 Southern California                                        Certificate of Wavier                      05D0913813
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  DEA Certificate                            BC4821612
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Exemptee License                           California-EXC 13200
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Home Health Agency License                 980000724
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Medicaid-Pharmacy/DME                      California-PHA409360
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Medical Waste Generator Permit             LQG 117
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Medical Waste Hauler Permit                LQHE 488
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  Medicare Part B-DMERC                      0563500002
Coram Healthcare Corporation of      Glendale           CA  National Council for Prescription
 Southern California                                        Drug Programs                              05 22525
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  State Pharmacy License                     PHY 41494
Coram Healthcare Corporation of
 Southern California                 Glendale           CA  State Wholesale Pharmacy License           California-WLS 3136
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Goleta             CA  Clinical Laboratory Improvement
 Southern California                                        Certificate of Wavier                      05D0878452
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  DEA Certificate                            BC8064557
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  Home Health Agency License                 050000279
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  Medicaid-Pharmacy/DME                      PHA431730

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  Medical Waste Hauler Permit                LQHE 928
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  Medicare Part B-DMERC                      0563500005
Coram Healthcare Corporation of      Goleta             CA  National Council for Prescription
 Southern California                                        Drug Programs                              0577493
Coram Healthcare Corporation of
 Southern California                 Goleta             CA  State Pharmacy License                     PHY 46025
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Hayward            CA  Clinical Laboratory Improvement
 Northern California                                        Certificate of Wavier                      05D0913815
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  DEA Certificate                            BC4820519
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Home Health Agency License                 020000338
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Medicaid-Pharmacy/DME                      California   PHA409350
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Medical Waste Generator Permit             PT0200196
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Medical Waste Hauler Permit                PT0200197
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Medicare Part B-DMERC                      0327160005
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  Medicare Part B-Local                      California-PHA378581
Coram Healthcare Corporation of      Hayward            CA  National Council for Prescription
 Northern California                                        Drug Programs                              05 22385
Coram Healthcare Corporation of
 Northern California                 Hayward            CA  State Pharmacy License                     PHY 41468
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Ontario            CA  Clinical Laboratory Improvement
 Southern California                                        Certificate of Wavier                      05D0913814
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  DEA Certificate                            BC4508579
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  Home Health Agency License                 2400748
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  Medicaid-Pharmacy/DME                      California   PHA 408840
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  Medical Waste Generator Permit             9404187195
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  Medical Waste Hauler Permit                9506070748
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  Medicare Part B-DMERC                      0563500003
Coram Healthcare Corporation of      Ontario            CA  National Council for Prescription
 Southern California                                        Drug Programs                              0553708
Coram Healthcare Corporation of
 Southern California                 Ontario            CA  State Pharmacy License                     PHY 40884
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Sacramento         CA  Clinical Laboratory Improvement
 Northern California                                        Certificate of Wavier                      Pending
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  DEA Certificate                            BC4661597
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Home Health Agency License                 020000338 (Branch)
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Medicaid-Pharmacy/DME                      California   PHA406680
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Medical Waste Hauler Permit                FA0006477
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Medicare Part B-DMERC                      0327160004
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Medicare Part B-Local                      California-PHA378580
Coram Healthcare Corporation of      Sacramento         CA  National Council for Prescription
 Northern California                                        Drug Programs                              0526763
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  Out-of-State Pharmacy License              Alaska-Pending
Coram Healthcare Corporation of
 Northern California                 Sacramento         CA  State Pharmacy License                     PHY 40668

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  San Diego          CA  ACHC Accreditation                         425
Coram Alternate Site Services, Inc.  San Diego          CA  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      05D0861432
Coram Alternate Site Services, Inc.  San Diego          CA  DEA Certificate                            BC4458368
Coram Alternate Site Services, Inc.  San Diego          CA  Federal Drug Administration                2028384/LOS
Coram Alternate Site Services, Inc.  San Diego          CA  Home Health Agency License                 0800429
Coram Alternate Site Services, Inc.  San Diego          CA  Medicaid-Pharmacy/DME                      California   PHA409320
Coram Alternate Site Services, Inc.  San Diego          CA  Medical Device Retail License              California-101225
Coram Alternate Site Services, Inc.  San Diego          CA  Medical Waste Generator Permit             128748
Coram Alternate Site Services, Inc.  San Diego          CA  Medicare Part B-DMERC                      0976970055
Coram Alternate Site Services, Inc.  San Diego          CA  Medicare Part B-Local                      PHY 40932
Coram Alternate Site Services, Inc.  San Diego          CA  National Council for Prescription
                                                            Drug Programs                              0522311
Coram Alternate Site Services, Inc.  San Diego          CA  State Pharmacy License                     California-PHY 40932
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Tustin             CA  Clinical Laboratory Improvement
 Southern California                                        Certificate of Wavier                      Pending
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  DEA Certificate                            BC5603560
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  Home Health Agency License                 2400748-(Branch)
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  Medicaid-Pharmacy/DME                      California PHA 431730
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  Medical Waste Generator Permit             Pending
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  Medical Waste Hauler Permit                HSO#162072
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  Medicare Part B-DMERC                      0563500004
Coram Healthcare Corporation of      Tustin             CA  National Council for Prescription
 Southern California                                        Drug Programs                              0577443
Coram Healthcare Corporation of
 Southern California                 Tustin             CA  State Pharmacy License                     PHY 45425
Coram Alternate Site Services, Inc.  Centennial         CO  ACHC Accreditation                         449-A
Coram Alternate Site Services, Inc.  Centennial         CO  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      06D0938159
Coram Alternate Site Services, Inc.  Centennial         CO  DEA Certificate                            BC4547824
Coram Alternate Site Services, Inc.  Centennial         CO  Medicaid-Pharmacy/DME                      Colorado   03002565
Coram Alternate Site Services, Inc.  Centennial         CO  Medicare Part B-DMERC                      0976970044
Coram Alternate Site Services, Inc.  Centennial         CO  Medicare Part B-Local                      31163
Coram Alternate Site Services, Inc.  Centennial         CO  National Council for Prescription
                                                            Drug Programs                              06 14380
Coram Alternate Site Services, Inc.  Centennial         CO  Out-of-State Controlled Substance
                                                            License                                    Wyoming-06-14380-CS
Coram Alternate Site Services, Inc.  Centennial         CO  Out-of-State Pharmacy License              Nebraska-   76
Coram Alternate Site Services, Inc.  Centennial         CO  Out-of-State Pharmacy License              Wyoming-06-14380
Coram Alternate Site Services, Inc.  Centennial         CO  State Pharmacy License                     370000024
Coram Alternate Site Services, Inc.  Wallingford        CT  ACHC Accreditation                         426
Coram Alternate Site Services, Inc.  Wallingford        CT  DEA Certificate                            BC4419900
Coram Alternate Site Services, Inc.  Wallingford        CT  Medicaid-DME                               Connecticut- 004138972

                           Attachment to Schedule 4.17



NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Wallingford        CT  Medicaid-Pharmacy                          Connecticut-   004143145
Coram Alternate Site Services, Inc.  Wallingford        CT  Medicare Part B-DMERC                      0976970031
Coram Alternate Site Services, Inc.  Wallingford        CT  Medicare Part B-Local                      Connecticut-870000749
Coram Alternate Site Services, Inc.  Wallingford        CT  National Council for Prescription
                                                            Drug Programs                              0716425
Coram Alternate Site Services, Inc.  Wallingford        CT  State Pharmacy License                     01335
Coram Alternate Site Services, Inc.  Jacksonville       FL  ACHC Accreditation                         449-C
Coram Alternate Site Services, Inc.  Jacksonville       FL  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      10D0999257
Coram Alternate Site Services, Inc.  Jacksonville       FL  DEA Certificate                            BC4512059
Coram Alternate Site Services, Inc.  Jacksonville       FL  Home Health Agency License                 Florida-HHA20222096
Coram Alternate Site Services, Inc.  Jacksonville       FL  Medicaid-DME                               Florida-  105458901
Coram Alternate Site Services, Inc.  Jacksonville       FL  Medicaid-Pharmacy                          Florida-  105458900
Coram Alternate Site Services, Inc.  Jacksonville       FL  Medical Waste Generator Permit             166403113
Coram Alternate Site Services, Inc.  Jacksonville       FL  Medicare Part B-DMERC                      0976970006
Coram Alternate Site Services, Inc.  Jacksonville       FL  National Council for Prescription
                                                            Drug Programs                              10 76149
Coram Alternate Site Services, Inc.  Jacksonville       FL  State Laboratory License                   Florida-Pending
Coram Alternate Site Services, Inc.  Jacksonville       FL  State Occupational License                 006617-0000-9
Coram Alternate Site Services, Inc.  Jacksonville       FL  State Pharmacy License                     PH0013472
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Pembroke Pines     FL  Clinical Laboratory Improvement
 Southern Florida                                           Certificate of Wavier                      10D0983445
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  Home Health Agency License                 HHA20290096
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  Medicaid-Home Health                       Rhode Island-CH26526
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  Medical Waste Generator Permit             06-64-02764
Coram Healthcare Corporation of      Pembroke Pines     FL  National Council for Prescription
 Southern Florida                                           Drug Programs                              10 76137
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  State Laboratory License                   L800006569
Coram Healthcare Corporation of
 Southern Florida                    Pembroke Pines     FL  State Occupational License                 98000071001
Coram Healthcare Corporation of
 Florida                             Tampa              FL  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Tampa              FL  Clinical Laboratory Improvement
 Florida                                                    Certificate of Wavier                      10D0926885
Coram Healthcare Corporation of
 Florida                             Tampa              FL  DEA Certificate                            BC4856261
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Home Health Agency License                 HHA202960961
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-DME                               Florida-  103594101
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-DME                               Texas- 143850901
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-DME                               Texas- 145471201
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-DME                               Kentucky Pending
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-Home Health                       Florida-  103594102
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-Pharmacy                          Florida-  103594100
Coram Healthcare Corporation of
 Florida                             Tampa              FL  Medicaid-Pharmacy                          Texas- 599286

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
=================================================================================================================================
Coram Healthcare Corporation of
 Florida                             Tampa            FL  Medicaid-Pharmacy                          Kentucky Pending
Coram Healthcare Corporation of
 Florida                             Tampa            FL  Medical Waste Generator Permit             29-64-00393
Coram Healthcare Corporation of
 Florida                             Tampa            FL  Medicare Part B-DMERC                      0596870002
Coram Healthcare Corporation of
 Florida                             Tampa            FL  Medicare Part B-Local                      Florida-Pending
Coram Healthcare Corporation of      Tampa            FL  National Council for Prescription
 Florida                                                  Drug Programs                              1075349
Coram Healthcare Corporation of
 Florida                             Tampa            FL  Out-of-State Pharmacy License              New Hampshire-Pending
Coram Healthcare Corporation of
 Florida                             Tampa            FL  State Laboratory License                   800012061
Coram Healthcare Corporation of
 Florida                             Tampa            FL  State Occupational License                 14068/8564
Coram Healthcare Corporation of
 Florida                             Tampa            FL  State Pharmacy License                     PH0013951
Coram Alternate Site Services, Inc.  Marietta         GA  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Marietta         GA  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      11D0999377
Coram Alternate Site Services, Inc.  Marietta         GA  DEA Certificate                            BC4548054
Coram Alternate Site Services, Inc.  Marietta         GA  Medicaid-Pharmacy/DME                      Georgia-00676255A
Coram Alternate Site Services, Inc.  Marietta         GA  Medicare Part B-DMERC                      0976970070
Coram Alternate Site Services, Inc.  Marietta         GA  Medicare Part B-Local                      Georgia- 87BBBBF
Coram Alternate Site Services, Inc.  Marietta         GA  National Council for Prescription
                                                          Drug Programs                              11 41819
Coram Alternate Site Services, Inc.  Marietta         GA  Out-of-State Controlled Substance
                                                          License                                    Alabama  110596-CS
Coram Alternate Site Services, Inc.  Marietta         GA  Out-of-State Pharmacy License              Alabama  110596
Coram Alternate Site Services, Inc.  Marietta         GA  Out-of-State Pharmacy License              Florida-  PH 0015981
Coram Alternate Site Services, Inc.  Marietta         GA  Out-of-State Pharmacy License              Alabama 200361 - Mail Order--r
Coram Alternate Site Services, Inc.  Marietta         GA  State Pharmacy License                     006180
Home Care Hawaii L.L.P               Waipahu          HI  ACHC Accreditation                         Pending
Home Care Hawaii L.L.P               Waipahu          HI  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      12D0940811
Home Care Hawaii L.L.P               Waipahu          HI  DEA Certificate                            BH5680271
Home Care Hawaii L.L.P               Waipahu          HI  Medicaid-Pharmacy/DME                      Pending
Home Care Hawaii L.L.P               Waipahu          HI  Medicare Part B-DMERC                      1207750001
Home Care Hawaii L.L.P               Waipahu          HI  National Council for Prescription
                                                          Drug Programs                              1203722
Home Care Hawaii L.L.P               Waipahu          HI  State Controlled Substance License         E02878
Home Care Hawaii L.L.P               Waipahu          HI  State Pharmacy License                     PHY-592
Coram Alternate Site Services, Inc.  Davenport        IA  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Davenport        IA  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      16D0915297
Coram Alternate Site Services, Inc.  Davenport        IA  DEA Certificate                            BC4417639
Coram Alternate Site Services, Inc.  Davenport        IA  Medicaid-Pharmacy                          Kentucky  5400149000/6439
Coram Alternate Site Services, Inc.  Davenport        IA  Medicaid-Pharmacy/DME                      0121756
Coram Alternate Site Services, Inc.  Davenport        IA  Medicaid-Pharmacy/DME                      Illinois-760215922001
Coram Alternate Site Services, Inc.  Davenport        IA  Medicare Part B-DMERC                      0976970034

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Davenport        IA  Medicare Part B-Local                      Iowa-i7538
Coram Alternate Site Services, Inc.  Davenport        IA  National Council for Prescription
                                                          Drug Programs                              16 17921
Coram Alternate Site Services, Inc.  Davenport        IA  Out-of-State Controlled Substance
                                                          License                                    Illinois--032-005089
Coram Alternate Site Services, Inc.  Davenport        IA  Out-of-State Pharmacy License              Illinois--054-013054
Coram Alternate Site Services, Inc.  Davenport        IA  Out-of-State Pharmacy License              Missouri-   PS 006052
Coram Alternate Site Services, Inc.  Davenport        IA  State Controlled Substance License         1107312
Coram Alternate Site Services, Inc.  Davenport        IA  State Pharmacy License                     216
Coram Alternate Site Services, Inc.  Boise            ID  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Boise            ID  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      13D0989080
Coram Alternate Site Services, Inc.  Boise            ID  DEA Certificate                            BC4565567
Coram Alternate Site Services, Inc.  Boise            ID  Medicaid-Pharmacy/DME                      Idaho-0130017
Coram Alternate Site Services, Inc.  Boise            ID  Medicaid-Supplies                          Idaho-V525203
Coram Alternate Site Services, Inc.  Boise            ID  Medicare Part B-DMERC                      0976970061
Coram Alternate Site Services, Inc.  Boise            ID  Medicare Part B-Local                      1910873
Coram Alternate Site Services, Inc.  Boise            ID  National Council for Prescription
                                                          Drug Programs                              13 05906
Coram Alternate Site Services, Inc.  Boise            ID  Out-of-State Pharmacy License              Oregon-001566
Coram Alternate Site Services, Inc.  Boise            ID  State Laboratory License                   P789
Coram Alternate Site Services, Inc.  Boise            ID  State Pharmacy License                     1677LS
Coram Alternate Site Services, Inc.  Boise            ID  State Pharmacy License                     1014PA
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      14D0862753
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  DEA Certificate                            BC4577384
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Home Health Agency License                 1010093
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Medicaid-DME                               Illinois-760215922003
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Medicaid-Home Health                       IL Pending
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Medicaid-Pharmacy                          Illinois-760215922005
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Medicare Part B-DMERC                      0976970005
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  National Council for Prescription
                                                          Drug Programs                              1466146
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  Out-of-State Pharmacy License              Indiana-64000034A
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  State Controlled Substance License         0032-005096
Coram Alternate Site Services, Inc.  Mt. Prospect     IL  State Pharmacy License                     0054-013063
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Crown Point      IN  Clinical Laboratory Improvement
 Indiana                                                  Certificate of Wavier                      15D0913807
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  DEA Certificate                            BH2727456
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  Home Health Agency License                 005879
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  Medicaid-Pharmacy/DME                      Indiana 100299060A

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  Medicare Part B-DMERC                      0238580001
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  Medicare Part B-Local                      083910
Coram Healthcare Corporation of      Crown Point      IN  National Council for Prescription
 Indiana                                                  Drug Programs                              15 28770
Coram Healthcare Corporation of      Crown Point      IN  Out-of-State Controlled Substance
 Indiana                                                  License                                    Illinois-032-005256
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  Out-of-State Pharmacy License              Illinois-054-013299
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  State Controlled Substance License         60004457B
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  State Pharmacy License                     60004457
Coram Healthcare Corporation of
 Indiana                             Crown Point      IN  State Weights and Measures License         354
Coram Alternate Site Services, Inc.  Fort Wayne       IN  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      15D1000429
Coram Alternate Site Services, Inc.  Fort Wayne       IN  DEA Certificate                            BC4402652
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Home Health Agency License                 005875
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Medicaid-Pharmacy/DME                      Indiana 200026250
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Medicare Part B-DMERC                      0976970022
Coram Alternate Site Services, Inc.  Fort Wayne       IN  National Council for Prescription
                                                          Drug Programs                              15 31854
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Out-of-State Controlled Substance
                                                          License                                    Michigan-5315005373
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Out-of-State Pharmacy License              Ohio-   02-0959550
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Out-of-State Pharmacy License              Arkansas X-01455
Coram Alternate Site Services, Inc.  Fort Wayne       IN  Out-of-State Pharmacy License              Michigan- 5301007352
Coram Alternate Site Services, Inc.  Fort Wayne       IN  State Controlled Substance License         60004801B
Coram Alternate Site Services, Inc.  Fort Wayne       IN  State Pharmacy License                     60004801A
Coram Alternate Site Services, Inc.  Indianapolis     IN  ACHC Accreditation                         504
Coram Alternate Site Services, Inc.  Indianapolis     IN  DEA Certificate                            BC4402664
Coram Alternate Site Services, Inc.  Indianapolis     IN  Home Health Agency License                 005876
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicaid-DME                               Kentucky   Pending
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicaid-Pharmacy                          Kentucky   54031232
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicaid-Pharmacy/DME                      Illinois-760215922007
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicaid-Pharmacy/DME                      Indiana 200101510
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicaid-Pharmacy/DME                      Ohio-   0221138
Coram Alternate Site Services, Inc.  Indianapolis     IN  Medicare Part B-DMERC                      0976970016
Coram Alternate Site Services, Inc.  Indianapolis     IN  National Council for Prescription
                                                          Drug Programs                              15 31967
Coram Alternate Site Services, Inc.  Indianapolis     IN  Out-of-State Controlled Substance
                                                          License                                    Illinois--0032-005150
Coram Alternate Site Services, Inc.  Indianapolis     IN  Out-of-State Pharmacy License              Illinois-0054-013150
Coram Alternate Site Services, Inc.  Indianapolis     IN  State Controlled Substance License         60004802B
Coram Alternate Site Services, Inc.  Indianapolis     IN  State Pharmacy License                     60004802
Coram Alternate Site Services, Inc.  Lenexa           KS  ACHC Accreditation                         Pending

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Lenexa           KS  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      17D0913860
Coram Alternate Site Services, Inc.  Lenexa           KS  DEA Certificate                            BC4512465
Coram Alternate Site Services, Inc.  Lenexa           KS  Federal Drug Administration                KS21143
Coram Alternate Site Services, Inc.  Lenexa           KS  Home Health Agency License                 A-046-062
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicaid-DME                               Kansas   6218446502
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicaid-DME                               Missouri-   623176807
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicaid-Home Health                       Missouri-   589662808
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicaid-Pharmacy                          Kansas   6018446501
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicaid-Pharmacy                          Missouri-   603176801
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicare Part B-DMERC                      0976970068
Coram Alternate Site Services, Inc.  Lenexa           KS  Medicare Part B-Local                      Kansas-9004180
Coram Alternate Site Services, Inc.  Lenexa           KS  National Council for Prescription
                                                          Drug Programs                              17 15361
Coram Alternate Site Services, Inc.  Lenexa           KS  Out-of-State Pharmacy License              Missouri-  PS005955
Coram Alternate Site Services, Inc.  Lenexa           KS  State Pharmacy License                     2-08486
Coram Alternate Site Services, Inc.  Wichita          KS  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Wichita          KS  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      17D0926788
Coram Alternate Site Services, Inc.  Wichita          KS  DEA Certificate                            BC4432922
Coram Alternate Site Services, Inc.  Wichita          KS  Home Health Agency License                 A-087-019
Coram Alternate Site Services, Inc.  Wichita          KS  Medicaid-DME                               Kansas   CO521275
Coram Alternate Site Services, Inc.  Wichita          KS  Medicaid-Home Health                       Kansas-CO575542
Coram Alternate Site Services, Inc.  Wichita          KS  Medicaid-Pharmacy                          Kansas   CO184465
Coram Alternate Site Services, Inc.  Wichita          KS  Medicare Part B-DMERC                      0976970027
Coram Alternate Site Services, Inc.  Wichita          KS  Medicare Part B-Local                      Kansas-048181
Coram Alternate Site Services, Inc.  Wichita          KS  National Council for Prescription
                                                          Drug Programs                              1715929
Coram Alternate Site Services, Inc.  Wichita          KS  Out-of-State Pharmacy License              Oklahoma-  99-99
Coram Alternate Site Services, Inc.  Wichita          KS  Out-of-State Pharmacy License              Missouri- Pending
Coram Alternate Site Services, Inc.  Wichita          KS  State Pharmacy License                     2-08638
Coram Alternate Site Services, Inc.  St. Rose         LA  ACHC Accreditation                         511
Coram Alternate Site Services, Inc.  St. Rose         LA  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      19D0931538
Coram Alternate Site Services, Inc.  St. Rose         LA  DEA Certificate                            BC4481646
Coram Alternate Site Services, Inc.  St. Rose         LA  Medicaid-Pharmacy/DME                      Louisiana-   1263133
Coram Alternate Site Services, Inc.  St. Rose         LA  Medicare Part B-DMERC                      0976970040
Coram Alternate Site Services, Inc.  St. Rose         LA  Medicare Part B-Local                      Louisiana-5CC58
Coram Alternate Site Services, Inc.  St. Rose         LA  National Council for Prescription
                                                          Drug Programs                              1926609
Coram Alternate Site Services, Inc.  St. Rose         LA  Out-of-State Controlled Substance
                                                          License                                    Alabama  110554-CS
Coram Alternate Site Services, Inc.  St. Rose         LA  Out-of-State Pharmacy License              Alabama  110554

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  St. Rose         LA  Out-of-State Pharmacy License              Alabama-200354 Mail Order
Coram Alternate Site Services, Inc.  St. Rose         LA  Out-of-State Pharmacy License              Mississippi-  03045/07.1
Coram Alternate Site Services, Inc.  St. Rose         LA  State Controlled Substance License         C003260-RC
Coram Alternate Site Services, Inc.  St. Rose         LA  State Controlled Substance License         C003261-PE
Coram Alternate Site Services, Inc.  St. Rose         LA  State Pharmacy License                     3260-RC
Coram Alternate Site Services, Inc.  St. Rose         LA  State Pharmacy License                     3261-PE
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Hopkinton        MA  Clinical Laboratory Improvement
 Massachusetts                                            Certificate of Wavier                      22D0939457
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  DEA Certificate                            BC4636049
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Medicaid-DME                               Rhode Island-6970052
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Medicaid-Pharmacy                          Rhode Island-CA09243
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Medicaid-Pharmacy                          New Hampshire-Pending
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Medicaid-Pharmacy/DME                      Massachusetts- 0444669
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Medicare Part B-DMERC                      1088740001
Coram Healthcare Corporation of      Hopkinton        MA  National Council for Prescription
 Massachusetts                                            Drug Programs                              22 35718
Coram Healthcare Corporation of      Hopkinton        MA  Out-of-State Home Health Agency
 Massachusetts                                            License                                    New Hampshire-  02728
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Out-of-State Pharmacy License              Maine-M040000134
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Out-of-State Pharmacy License              Rhode Island-PHN09106
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Out-of-State Pharmacy License              New Hampshire- NR0136
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  Out-of-State Pharmacy License              Connecticut-PCN.497
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  State Controlled Substance License         DS 2584-3
Coram Healthcare Corporation of
 Massachusetts                       Hopkinton        MA  State Pharmacy License                     DS 2584-1
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  ACHC Accreditation                         Pending
Coram Healthcare Corporation of      Columbia         MD  Clinical Laboratory Improvement
 Greater D.C.                                             Certificate of Wavier                      21D0928157
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  DEA Certificate                            BC4454776
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Medicaid-DME                               Maryland-   1385020 00
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Medicaid-DME                               District of Columbia-Pending
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Medicaid-Pharmacy                          Maryland-1385011 00
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Medicaid-Pharmacy                          District of Columbia-Pending
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Medicare Part B-DMERC                      0624590003
Coram Healthcare Corporation of      Columbia         MD  National Council for Prescription
 Greater D.C.                                             Drug Programs                              21 20323
Coram Healthcare Corporation of      Columbia         MD  Out-of-State Controlled Substance
 Greater D.C.                                             License                                    Delaware-   PH0401
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Out-of-State Pharmacy License              Delaware-   A90000131
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Out-of-State Pharmacy License              Virginia-  0214-000126
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  Residential Services Agency                1094
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  State Controlled Substance License         438633

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  State Laboratory License                   Exception 19-970051
Coram Healthcare Corporation of
 Greater D.C.                        Columbia         MD  State Pharmacy License                     PWO131
Coram Alternate Site Services, Inc.  Grand Rapids     MI  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Grand Rapids     MI  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      23D0914066
Coram Alternate Site Services, Inc.  Grand Rapids     MI  DEA Certificate                            BC4447480
Coram Alternate Site Services, Inc.  Grand Rapids     MI  Medicaid-DME                               Michigan-3146958
Coram Alternate Site Services, Inc.  Grand Rapids     MI  Medicaid-Pharmacy                          Michigan-3143160
Coram Alternate Site Services, Inc.  Grand Rapids     MI  Medicare Part B-DMERC                      0976970010
Coram Alternate Site Services, Inc.  Grand Rapids     MI  Medicare Part B-Local                      Michigan-ON55610
Coram Alternate Site Services, Inc.  Grand Rapids     MI  National Council for Prescription
                                                          Drug Programs                              23 54619
Coram Alternate Site Services, Inc.  Grand Rapids     MI  State Controlled Substance License         5301006259-CS
Coram Alternate Site Services, Inc.  Grand Rapids     MI  State Pharmacy License                     5301006259
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  DEA Certificate                            BC4371922
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  Medicaid-DME                               MI   3128163
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  Medicaid-Pharmacy                          Michigan-3128154
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  Medicare Part B-DMERC                      0571460002
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  National Council for Prescription
                                                          Drug Programs                              23 54544
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  Out-of-State Pharmacy License              Indiana-64000071A
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  State Controlled Substance License         5301006149-CS
Coram Healthcare Corporation of
 Michigan                            Lansing          MI  State Pharmacy License                     5301006149
Coram Alternate Site Services, Inc.  Plymouth         MI  ACHC Accreditation                         427
Coram Alternate Site Services, Inc.  Plymouth         MI  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      23D0882798
Coram Alternate Site Services, Inc.  Plymouth         MI  DEA Certificate                            BC4419924
Coram Alternate Site Services, Inc.  Plymouth         MI  Federal Drug Administration                1836052
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicaid-DME                               Michigan-3148228
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicaid-Home Health                       Michigan-3182506
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicaid-Pharmacy                          Michigan- 3143188
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicaid-Pharmacy/DME                      Ohio-   0148781
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicare Part B-DMERC                      0976970030
Coram Alternate Site Services, Inc.  Plymouth         MI  Medicare Part B-Local                      OM24830
Coram Alternate Site Services, Inc.  Plymouth         MI  National Council for Prescription
                                                          Drug Programs                              2356548
Coram Alternate Site Services, Inc.  Plymouth         MI  Out-of-State Pharmacy License              Florida-  PH0016415
Coram Alternate Site Services, Inc.  Plymouth         MI  Out-of-State Pharmacy License              Indiana 64000070
Coram Alternate Site Services, Inc.  Plymouth         MI  Out-of-State Pharmacy License              Ohio- 02-0964350
Coram Alternate Site Services, Inc.  Plymouth         MI  State Controlled Substance License         5301006255-CS

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Plymouth           MI  State Pharmacy License                     5301006255
Coram Alternate Site Services, Inc.  Mendota Heights    MN  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Mendota Heights    MN  DEA Certificate                            BC4434192
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-DME                               Rhode Island-CA27708
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-DME                               North Dakota-   56208
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-DME                               South Dakota   9161600
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Home Health                       Minnesota-   673555000
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Pharmacy                          North Dakota-   21189
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Pharmacy                          South Dakota   8531050
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Pharmacy                          Pennsylvania- Pending
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Pharmacy/DME                      Minnesota-   807322800
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicaid-Pharmacy/DME                      Wisconsin-   33204700
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicare Part B-DMERC                      0976970018
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Medicare Part B-Local                      870000755
Coram Alternate Site Services, Inc.  Mendota Heights    MN  National Council for Prescription
                                                            Drug Programs                              24 21662
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Michigan-530100638-CS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Alabama  111092-CS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Illinois--032-005006
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Oregon-001558-CS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Utah-  99-367213-9939
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Wyoming-  24-21662-CS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Controlled
                                                            Substance License                          Montana-  112-CS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Alabama   111092
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Alabama   200507-Mail
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              California   NRP 257
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Colorado   5046
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Florida-  PH0015495
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Iowa-   3011
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Idaho-1264MS
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Illinois--054-012063
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Indiana 64000056
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Kansas-22-01519
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Kentucky-MN274
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Michigan-5301006638
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Missouri- PS006596
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Mississippi-   04004/07.1

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Montana-   112
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              North Dakota-  242
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Nebraska--74
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Ohio-02-1109450
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Oklahoma-99-286
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Oregon-001558
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Rhode Island-PHN09177
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              South Dakota   400-0013
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Texas-18213
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Utah-  99-367213-1708
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Washington---   FM00056011
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Wyoming-24-21662
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Alaska 203
Coram Alternate Site Services, Inc.  Mendota Heights    MN  Out-of-State Pharmacy License              Arizona- Y03383
Coram Alternate Site Services, Inc.  Mendota Heights    MN  State Pharmacy License                     Minnesota-261268-7
Coram Alternate Site Services, Inc.  Mendota Heights    MN  State Wholesale Pharmacy License           Minnesota-360564-8
Coram Homecare of Minnesota, Inc.    Mendota Heights    MN  ACHC Accreditation                         Pending
Coram Homecare of Minnesota, Inc.    Mendota Heights    MN  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      24D0907416
Coram Homecare of Minnesota, Inc.    Mendota Heights    MN  Home Health Agency License                 0034824
Coram Homecare of Minnesota, Inc.    Mendota Heights    MN  Medicaid-Home Health                       Minnesota-673555000
Coram Homecare of Minnesota, Inc.    Mendota Heights    MN  Medicare-Part A                            24-7247
Coram Alternate Site Services, Inc.  Moorhead           MN  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Moorhead           MN  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      24D0957100
Coram Alternate Site Services, Inc.  Moorhead           MN  DEA Certificate                            BC5699484
Coram Alternate Site Services, Inc.  Moorhead           MN  Home Health Agency License                 Sequential
Coram Alternate Site Services, Inc.  Moorhead           MN  Medicaid-Pharmacy/DME                      South Dakota 8530780
Coram Alternate Site Services, Inc.  Moorhead           MN  Medicare Part B-DMERC                      0976970072
Coram Alternate Site Services, Inc.  Moorhead           MN  National Council for Prescription
                                                            Drug Programs                              24 24745
Coram Alternate Site Services, Inc.  Moorhead           MN  Out-of-State Pharmacy License              North Dakota-243
Coram Alternate Site Services, Inc.  Moorhead           MN  Out-of-State Pharmacy License              South Dakota  400-0125
Coram Alternate Site Services, Inc.  Moorhead           MN  State Pharmacy License                     Minnesota-261497-3
Coram Alternate Site Services, Inc.  Moorhead           MN  State Wholesale Pharmacy License           Minnesota-360769-1
Coram Alternate Site Services, Inc.  Earth City         MO  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Earth City         MO  Clinical Laboratory Improvement
                                                            Certificate of Wavier                      26D0913848
Coram Alternate Site Services, Inc.  Earth City         MO  DEA Certificate                            BC4613899
Coram Alternate Site Services, Inc.  Earth City         MO  Medicaid-DME                               Missouri-   622199008

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Earth City       MO  Medicaid-Home Health                       Kansas 5818446501
Coram Alternate Site Services, Inc.  Earth City       MO  Medicaid-Pharmacy                          Missouri-   602199002
Coram Alternate Site Services, Inc.  Earth City       MO  Medicaid-Pharmacy                          ???
Coram Alternate Site Services, Inc.  Earth City       MO  Medicaid-Pharmacy                          Kansas 6018446501
Coram Alternate Site Services, Inc.  Earth City       MO  Medicaid-Pharmacy/DME                      Illinois-760215922006
Coram Alternate Site Services, Inc.  Earth City       MO  Medicare Part B-DMERC                      0976970069
Coram Alternate Site Services, Inc.  Earth City       MO  National Council for Prescription
                                                          Drug Programs                              2630134
Coram Alternate Site Services, Inc.  Earth City       MO  Out-of-State Controlled Substance
                                                          License                                    Illinois-0032-005192
Coram Alternate Site Services, Inc.  Earth City       MO  Out-of-State Pharmacy License              Arkansas  X-01315
Coram Alternate Site Services, Inc.  Earth City       MO  Out-of-State Pharmacy License              Illinois-054-013207
Coram Alternate Site Services, Inc.  Earth City       MO  Out-of-State Pharmacy License              Arizona- Y03382
Coram Alternate Site Services, Inc.  Earth City       MO  State Controlled Substance
                                                          License                                    08891805
Coram Alternate Site Services, Inc.  Earth City       MO  State Pharmacy License                     PS 005866
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      25D0317982
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  DEA Certificate                            BC4376287
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Medicaid-DME                               Mississippi-   0440420
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Medicaid-Pharmacy                          Mississippi-   0330295
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Medicare Part B-DMERC                      1131200001
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  National Council for Prescription
                                                          Drug Programs                              25 17538
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Out-of-State Controlled Substance
                                                          License                                    Alabama  110761-CS
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Out-of-State Pharmacy License              Alabama   110761
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Out-of-State Pharmacy License              Alabama   200436 Mail Order
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  Out-of-State Pharmacy License              Louisiana- 3465-OOSPE
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  State Controlled Substance License         CS 03041-02CJ
Coram Healthcare Corporation of
 Mississippi                         Jackson          MS  State Pharmacy License                     03041-02.0
Coram Alternate Site Services, Inc.  Asheville        NC  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Asheville        NC  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      34D0920551
Coram Alternate Site Services, Inc.  Asheville        NC  DEA Certificate                            BC4423555
Coram Alternate Site Services, Inc.  Asheville        NC  Home Health Agency License                 HC0089
Coram Alternate Site Services, Inc.  Asheville        NC  Medicaid-DME                               North Carolina-   7701570
Coram Alternate Site Services, Inc.  Asheville        NC  Medicaid-Home Care                         North Carolina-   6800313
Coram Alternate Site Services, Inc.  Asheville        NC  Medicaid-Pharmacy                          North Carolina-   0116475
Coram Alternate Site Services, Inc.  Asheville        NC  Medicare Part B-DMERC                      0976970035
Coram Alternate Site Services, Inc.  Asheville        NC  National Council for Prescription
                                                          Drug Programs                              34 31599
Coram Alternate Site Services, Inc.  Asheville        NC  Out-of-State Pharmacy License              South Carolina-60005553

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Asheville        NC  State Pharmacy License                     5936
Coram Alternate Site Services, Inc.  Charlotte        NC  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Charlotte        NC  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      34D0920552
Coram Alternate Site Services, Inc.  Charlotte        NC  DEA Certificate                            BC4470845
Coram Alternate Site Services, Inc.  Charlotte        NC  Home Health Agency License                 HC0091
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicaid-DME                               North Carolina-  7701507
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicaid-DME                               South Carolina-  DME889
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicaid-Home Care                         North Carolina-   6800300
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicaid-Pharmacy                          North Carolina-   0607994
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicaid-Pharmacy                          South Carolina-  7N5935
Coram Alternate Site Services, Inc.  Charlotte        NC  Medicare Part B-DMERC                      0976970026
Coram Alternate Site Services, Inc.  Charlotte        NC  National Council for Prescription
                                                          Drug Programs                              34 31602
Coram Alternate Site Services, Inc.  Charlotte        NC  Out-of-State Pharmacy License              South Carolina-  6003597
Coram Alternate Site Services, Inc.  Charlotte        NC  Out-of-State Pharmacy License              Virginia- 0214000485
Coram Alternate Site Services, Inc.  Charlotte        NC  State Pharmacy License                     5935
Coram Alternate Site Services, Inc.  Morrisville      NC  ACHC Accreditation                         505
Coram Alternate Site Services, Inc.  Morrisville      NC  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      34D0920338
Coram Alternate Site Services, Inc.  Morrisville      NC  DEA Certificate                            BC4420357
Coram Alternate Site Services, Inc.  Morrisville      NC  Home Health Agency License                 HC0237
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicaid-DME                               North Carolina-   7701741
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicaid-Home Care                         North Carolina-   6800293
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicaid-Pharmacy                          North Carolina-   0929026
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicaid-Pharmacy                          Pending
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicaid-Pharmacy                          South Carolina-  Pending
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicare Part B-DMERC                      0976970002
Coram Alternate Site Services, Inc.  Morrisville      NC  Medicare Part B-Local                      2779975
Coram Alternate Site Services, Inc.  Morrisville      NC  National Council for Prescription
                                                          Drug Programs                              3431474
Coram Alternate Site Services, Inc.  Morrisville      NC  Out-of-State Pharmacy License              Virginia-   0214000186
Coram Alternate Site Services, Inc.  Morrisville      NC  State Pharmacy License                     5938
Coram Alternate Site Services, Inc.  New Bern         NC  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  New Bern         NC  DEA Certificate                            BC6830093
Coram Alternate Site Services, Inc.  New Bern         NC  National Council for Prescription
                                                          Drug Programs                              34 38795
Coram Alternate Site Services, Inc.  New Bern         NC  State Pharmacy License                     07584
Coram Alternate Site Services, Inc.  Winston-Salem    NC  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Winston-Salem    NC  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      34D0919337
Coram Alternate Site Services, Inc.  Winston-Salem    NC  Home Health Agency License                 HC0461

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Winston-Salem    NC  Medicaid-Home Care                         North Carolina-   6800314
Coram Alternate Site Services, Inc.  Omaha            NE  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Omaha            NE  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      28D0956966
Coram Alternate Site Services, Inc.  Omaha            NE  DEA Certificate                            BC4430853
Coram Alternate Site Services, Inc.  Omaha            NE  Home Health Agency License                 261008
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Arkansas   129011716
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Colorado   00752111X
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Connecticut-   003101467
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Iowa-   0958025
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Kentucky   90012469
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Louisiana-   1548456
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Missouri-   628232506
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Montana-   0562068
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               North Dakota-   59877
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               New Jersey  7599811
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               New Mexico-   P5046
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Oklahoma-100815290C
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               South Dakota   9161250
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Texas-1391765-03
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Texas-0120248-01
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Washington---   9045097
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Kansas-6218446504
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               Indiana-806180800
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-DME                               South Carolina-Pending
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Care                         North Carolina-   6800359
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Colorado   00752078X
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Connecticut-   003101714
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Iowa-   0960351
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Kansas   58-184465-02
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Kentucky   34460014
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Minnesota-   3178277-00
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Montana-   0740010
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       North Carolina-  68130
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Nebraska-   76021592214
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Ohio-   0217358
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Oklahoma-   B7602159220

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Home Health                       Washington---   9044827
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Hyperalimentation                 Texas-1391765-11
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Colorado--93000894
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Arkansas   129010407
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Kansas  6018446504
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Kentucky   54032495
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Louisiana-   1263516
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Missouri-   608232500
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Montana-   212563
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          North Carolina-   0285172
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          New Jersey  7599803
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Oklahoma-100815290G
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          South Dakota   8531480
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Texas-Pending
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Washington---  6021216
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Pennsylvania- 01829446
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy                          Indiana-806167500
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      Arizona-687577
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      Minnesota-   1392204-00
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      Nebraska-   76021592200
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      New York--   0614502
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      Ohio-   0218624
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-Pharmacy/DME                      Michigan-873163716
Coram Alternate Site Services, Inc.  Omaha            NE  Medicaid-PharmacyIV                        Washington---   7331408
Coram Alternate Site Services, Inc.  Omaha            NE  Medicare Part B-DMERC                      0976970046
Coram Alternate Site Services, Inc.  Omaha            NE  Medicare Part B-Local                      098413
Coram Alternate Site Services, Inc.  Omaha            NE  National Council for Prescription
                                                          Drug Programs                              2814641
Coram Alternate Site Services, Inc.  Omaha            NE  Out-of-State Pharmacy License              Iowa-   3093
Coram Alternate Site Services, Inc.  Omaha            NE  Out-of-State Pharmacy License              Kansas   22-01501
Coram Alternate Site Services, Inc.  Omaha            NE  Out-of-State Pharmacy License              Missouri-   PS006051
Coram Alternate Site Services, Inc.  Omaha            NE  Out-of-State Pharmacy License              South Dakota   400-0005
Coram Alternate Site Services, Inc.  Omaha            NE  State Pharmacy License                     Nebraska-2245
Coram Alternate Site Services, Inc.  Totowa           NJ  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Totowa           NJ  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      31D0949459
Coram Alternate Site Services, Inc.  Totowa           NJ  DEA Certificate                            BC4810316
Coram Alternate Site Services, Inc.  Totowa           NJ  Healthcare Services facility               HP0218401

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Totowa           NJ  Medicaid-DME                               New Jersey-6860117
Coram Alternate Site Services, Inc.  Totowa           NJ  Medicaid-Pharmacy                          New Jersey-6860109
Coram Alternate Site Services, Inc.  Totowa           NJ  Medical Waste Generator Permit             0131474
Coram Alternate Site Services, Inc.  Totowa           NJ  Medicare Part B-DMERC                      0976970004
Coram Alternate Site Services, Inc.  Totowa           NJ  Medicare Part B-Local                      New Jersey-059517
Coram Alternate Site Services, Inc.  Totowa           NJ  National Council for Prescription
                                                          Drug Programs                              3137064
Coram Alternate Site Services, Inc.  Totowa           NJ  State Blood Bank License                   2702
Coram Alternate Site Services, Inc.  Totowa           NJ  State Controlled Substance License         D06976900
Coram Alternate Site Services, Inc.  Totowa           NJ  State Pharmacy License                     New Jersey-28RS00527400
Coram Alternate Site Services, Inc.  Totowa           NJ  State Weights and Measures License         17-029268-99
Coram Alternate Site Services, Inc.  Albuquerque      NM  ACHC Accreditation                         Pending
Coram Alternate Site Services, Inc.  Albuquerque      NM  DEA Certificate                            BC4487991
Coram Alternate Site Services, Inc.  Albuquerque      NM  Home Health Agency License                 2T6754
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicaid-Pharmacy                          Arizona- Pending
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicaid-Pharmacy                          Colorado Pending
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicaid-Pharmacy                          Idaho-Pending
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicaid-Pharmacy/DME                      New Mexico-  F4497
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicare Part B-DMERC                      0976970051
Coram Alternate Site Services, Inc.  Albuquerque      NM  Medicare Part B-Local                      New Mexico- 600521028
Coram Alternate Site Services, Inc.  Albuquerque      NM  National Council for Prescription
                                                          Drug Programs                              32 08976
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Texas-19314
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Washington---  FM00056589
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Colorado-5217
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Oregon-  001810
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Utah-  4551489-1708
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Nevada-   PH1508
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Hawaii-   PMP170
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Alaska 232
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Wyoming-  32-08976
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              California   NRP 370
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Idaho-1509MS
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Arizona- Y03381
Coram Alternate Site Services, Inc.  Albuquerque      NM  Out-of-State Pharmacy License              Minnesota-Pending
Coram Alternate Site Services, Inc.  Albuquerque      NM  State Controlled Substance License         CS-00017759
Coram Alternate Site Services, Inc.  Albuquerque      NM  State Pharmacy License                     PH-00001736
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  ACHC Accreditation                         Pending

                           Attachment to Schedule 4.17


NAME / DBA                           City             ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  DEA Certificate                            BC4540351
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Medicaid-DME                               Nevada-Pending ?
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Medicaid-Home Health                       Nevada-Pending ?
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Medicaid-Pharmacy                          Nevada-Pending?
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Medicare Part B-DMERC                      0614380001
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Medicare Part B-Local                      Nevada-V31428
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  National Council for Prescription
                                                          Drug Programs                              29 02852
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  Nursing Pool License                       722NSP-2
Coram Healthcare Corporation of
 Nevada                              Las Vegas        NV  State Pharmacy License                     PH0746
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  DEA Certificate                            BC6803135
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicaid-DME                               33-16876 - chg
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicaid-Home Health                       37-16876 - chg
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicaid-Pharmacy                          28-16876 - chg
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicaid-Pharmacy                          California   XPH000103 - chg
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicare Part B-DMERC                      0614380003
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Medicare Part B-Local                      Nevada- 34499
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  National Council for Prescription
                                                          Drug Programs                              2904008
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Nursing Pool License                       721NSP-4
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  Out-of-State Pharmacy License              California--NRP380
Coram Healthcare Corporation of
 Nevada                              Sparks           NV  State Pharmacy License                     PH0715
Coram Healthcare Corporation of
 New York                            Amherst          NY  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 New York                            Amherst          NY  DEA Certificate                            BC4481583
Coram Healthcare Corporation of
 New York                            Amherst          NY  Home Health Agency License                 9694L002
Coram Healthcare Corporation of
 New York                            Amherst          NY  Medicaid-Pharmacy/DME                      New York--   01569117
Coram Healthcare Corporation of
 New York                            Amherst          NY  Medicare Part B-DMERC                      1009580002
Coram Healthcare Corporation of
 New York                            Amherst          NY  National Council for Prescription
                                                          Drug Programs                              33 05085
Coram Healthcare Corporation of
 New York                            Amherst          NY  State Pharmacy License                     022522
Coram Healthcare Corporation of
 New York                            Guilderland      NY  ACHC Accreditation                         Pending
Coram Healthcare Corporation of
 New York                            Guilderland      NY  Clinical Laboratory Improvement
                                                          Certificate of Wavier                      Pending
Coram Healthcare Corporation of
 New York                            Guilderland      NY  DEA Certificate                            BC4470326
Coram Healthcare Corporation of
 New York                            Guilderland      NY  Home Health Agency License                 9694L001
Coram Healthcare Corporation of
 New York                            Guilderland      NY  Medicaid-Pharmacy/DME                      New York--   01573555
Coram Healthcare Corporation of
 New York                            Guilderland      NY  Medicare Part B-DMERC                      1009580001
Coram Healthcare Corporation of
 New York                            Guilderland      NY  National Council for Prescription
                                                          Drug Programs                              33 05047
Coram Healthcare Corporation of
 New York                            Guilderland      NY  State Pharmacy License                     022519

                           Attachment to Schedule 4.17


NAME / DBA                           City                ST  Type of License                          License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  DEA Certificate                          BC4470314
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  Home Health Agency License               9073L001
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  Medicaid-Pharmacy/DME                    New York--   01569144
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  Medicare Part B-DMERC                    0714620002
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  Medicare Part B-Local                    New York-B5A501
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  National Council for Prescription
                                                             Drug Programs                            3305340
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  State Pharmacy License                   022510
Coram Healthcare Corporation of
 Greater New York                    Plainview           NY  State Wholesale Pharmacy License         New York-- Pending
Coram Healthcare Corporation of
 Greater New York                    Rego Park           NY  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Greater New York                    Rego Park           NY  Home Health Agency License               9073L002
Coram Healthcare Corporation of
 Greater New York                    Syracuse            NY  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Greater New York                    Syracuse            NY  Clinical Laboratory Improvement
                                                             Certificate of Wavier                    Pending
Coram Healthcare Corporation of
 Greater New York                    Syracuse            NY  Home Health Agency License               9694L003
Coram Alternate Site Services, Inc.  Cincinnati          OH  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Cincinnati          OH  Clinical Laboratory Improvement
                                                             Certificate of Wavier                    36D0940707
Coram Alternate Site Services, Inc.  Cincinnati          OH  DEA Certificate                          BC4432782
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medicaid-DME                             Kentucky 90272196
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medicaid-Pharmacy                        Kentucky 54030648
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medicaid-Pharmacy/DME                    Ohio-   0165904
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medical Waste Generator Permit           09-G-00799
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medicare Part B-DMERC                    0976970025
Coram Alternate Site Services, Inc.  Cincinnati          OH  Medicare Part B-Local                    Ohio-CO9327172
Coram Alternate Site Services, Inc.  Cincinnati          OH  National Council for Prescription
                                                             Drug Programs                            36 61495
Coram Alternate Site Services, Inc.  Cincinnati          OH  Out-of-State Pharmacy License            Indiana 64000130
Coram Alternate Site Services, Inc.  Cincinnati          OH  Out-of-State Pharmacy License            Kentucky   OH265
Coram Alternate Site Services, Inc.  Cincinnati          OH  State Pharmacy License                   02-842050
Coram Healthcare Corporation of
 Kentucky                            Cincinnati          OH  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Kentucky                            Cincinnati          OH  Clinical Laboratory Improvement
                                                             Certificate of Wavier                    Pending
Coram Healthcare Corporation of
 Kentucky                            Cincinnati          OH  Home Health Agency License               Kentucky-Mobile Health 720060
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  Clinical Laboratory Improvement
                                                             Certificate of Wavier                    36D0901059
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  DEA Certificate                          BC4419518
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  Medicaid-Pharmacy                        Kentucky-90272196
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  Medicaid-Pharmacy/DME                    Ohio-   0139746
Coram Alternate Site Services, Inc.  Warrensville Heigh  OH  Medical Waste Generator Permit           18-G-00971

                           Attachment to Schedule 4.17


NAME / DBA                           City                 ST  Type of License                          License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Medicare Part B-DMERC                    0976970024
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Medicare Part B-Local                    Ohio-CO9327171
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  National Council for Prescription
                                                              Drug Programs                            3661508
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Out-of-State Controlled
Coram Alternate Site Services, Inc.  Warrensville Heigh       Substance License                        Michigan-5301006914-CS
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Out-of-State Pharmacy License            Florida- PH0014113
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Out-of-State Pharmacy License            Indiana-64000131
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Out-of-State Pharmacy License            Michigan-5301006914
Coram Alternate Site Services, Inc.  Warrensville Heigh   OH  Out-of-State Pharmacy License            West Virginia-  MO0559365
Coram Alternate Site Services, Inc.  Oklahoma City        OH  State Pharmacy License                   02-843750
Coram Alternate Site Services, Inc.  Oklahoma City        OH  State Wholesale Pharmacy License         Ohio-01-844350
                                                          OK  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Oklahoma City        OK  Clinical Laboratory Improvement
Coram Alternate Site Services, Inc.  Oklahoma City            Certificate of Wavier                    37D0926220
Coram Alternate Site Services, Inc.  Oklahoma City        OK  DEA Certificate                          BC4445020
Coram Alternate Site Services, Inc.  Oklahoma City        OK  Home Health Agency License               7308
Coram Alternate Site Services, Inc.  Oklahoma City        OK  Medicaid-DME                             Oklahoma-   S1602159220
Coram Alternate Site Services, Inc.  Oklahoma City        OK  Medicaid-Pharmacy                        Oklahoma-   90003927712
                                                          OK  Medicare Part B-DMERC                    0976970020
Coram Alternate Site Services, Inc.  Oklahoma City        OK  National Council for Prescription
Coram Alternate Site Services, Inc.  Oklahoma City            Drug Programs                            3720023
Coram Pharmacy Limited               North York           OK  State Controlled Substance License       15530
Coram Alternate Site Services, Inc.  Portland             OK  State Pharmacy License                   1-3937
Coram Alternate Site Services, Inc.  Portland             ON  State Pharmacy License                   036116
Coram Alternate Site Services, Inc.  Portland             OR  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Portland             OR  DEA Certificate                          BC4436805
Coram Alternate Site Services, Inc.  Portland             OR  Medicaid-Pharmacy/DME                    Oregon-   132915
Coram Alternate Site Services, Inc.  Portland             OR  Medicare Part B-DMERC                    0976970048
                                                          OR  Medicare Part B-Local                    Oregon-R109065
Coram Alternate Site Services, Inc.  Portland             OR  National Council for Prescription
Coram Alternate Site Services, Inc.  Portland                 Drug Programs                            3812080
Coram Alternate Site Services, Inc.  Portland             OR  Out-of-State Home Health Agency License  Washington---  HHA-178/00234
Coram Alternate Site Services, Inc.  Portland             OR  Out-of-State Pharmacy License            California   NRP 192
Coram Alternate Site Services, Inc.  Portland             OR  Out-of-State Pharmacy License            Washington---  FM00005206
Coram Alternate Site Services, Inc.  Portland             OR  Out-of-State Pharmacy License            Idaho-1498MS
Coram Alternate Site Services, Inc.  Portland             OR  Out-of-State Pharmacy License            West Virginia--Pending
Coram Alternate Site Services, Inc.  Portland             OR  State Controlled Substance License       001433-CS
Coram Alternate Site Services, Inc.  Portland             OR  State Pharmacy License                   001433
Coram Alternate Site Services, Inc.  Cranberry Township   PA  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Cranberry Township   PA  DEA Certificate                          BC4430310

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Cranberry Township PA  Medicaid-Pharmacy/DME                    Pennsylvania-   1517556
Coram Alternate Site Services, Inc.  Cranberry Township PA  Medicare Part B-DMERC                    0976970038
Coram Alternate Site Services, Inc.  Cranberry Township PA  Medicare Part B-Local                    Pennsylvania-061922
Coram Alternate Site Services, Inc.  Cranberry Township PA  Medicare-Railroad                        870023310
Coram Alternate Site Services, Inc.  Cranberry Township PA  National Council for Prescription
                                                            Drug Programs                            39 69954
Coram Alternate Site Services, Inc.  Cranberry Township PA  Out-of-State Pharmacy License            Ohio-   02-0963200
Coram Alternate Site Services, Inc.  Cranberry Township PA  Out-of-State Pharmacy License            West Virginia-   MO0559159
Coram Alternate Site Services, Inc.  Cranberry Township PA  State Pharmacy License                   PP-411589-L
Coram Alternate Site Services, Inc.  Malvern            PA  ACHC Accreditation                       449-B
Coram Alternate Site Services, Inc.  Malvern            PA  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    39D0914138
Coram Alternate Site Services, Inc.  Malvern            PA  DEA Certificate                          BC4442365
Coram Alternate Site Services, Inc.  Malvern            PA  Federal Drug Administration              Distributor Only
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-DME                             Delaware-   000633816
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-DME                             New Jersey-8428212
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-DME                             District of Columbia-Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Delaware-   000637707
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Maryland-   989740200
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        IL 760215922011
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Indiana-200264320
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Minnesota- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Wisconsin- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        New York-- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Iowa- 0535542
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Kentucky 90001702
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Maryland- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Ohio- 2209729
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        North Dakota- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        New York-- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Oklahoma-100815290H
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        Nebraska- Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        New Jersey-8428204
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy                        District of Columbia-Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Medicaid-Pharmacy/DME                    Pennsylvania-   1521254
Coram Alternate Site Services, Inc.  Malvern            PA  Medicare Part B-DMERC                    0976970037
Coram Alternate Site Services, Inc.  Malvern            PA  Medicare Part B-Local                    Pennsylvania-060089
Coram Alternate Site Services, Inc.  Malvern            PA  National Council for Prescription
                                                            Drug Programs                            39 70274

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Controlled
                                                            Substance License                        Alabama  111626-CS
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Health Care
                                                            Services Facility                        New Jersey HP0218402
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Delaware-   A9 0000085
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Maryland- P02110
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Virginia-  0214000377
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Alabama  111626
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            South Carolina- 60005005
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Kansas-22-01938
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            West Virginia-  MO0559373
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Missouri-  2000143657
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            North Carolina-  07527
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            North Dakota-Pending
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Mississippi-  04774/07.1
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Connecticut-  PCN.295
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Oklahoma-  99-372
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Indiana-64000208
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Florida- PH17070
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Ohio-  02-1183400
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Kentucky-PA635
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            IL  054-014243
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Texas-  20079
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Iowa-  3284
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Nebraska-  215
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            South Dakota  400-0140
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Maine-M040000260
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Alabama  200705 Mail Order
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Rhode Island-PHN09245
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            Louisiana-4399-00S
Coram Alternate Site Services, Inc.  Malvern            PA  Out-of-State Pharmacy License            New Hampshire-NR0110
Coram Alternate Site Services, Inc.  Malvern            PA  State Controlled Substance License       Pennsylvania-306455
Coram Alternate Site Services, Inc.  Malvern            PA  State Pharmacy License                   PP-412548-L
Coram Alternate Site Services, Inc.  Malvern            PA  State Wholesale Pharmacy License         Pennsylvania-800373
Coram Healthcare Corporation of
 Massachusetts                       Warwick            RI  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Massachusetts                       Warwick            RI  Home Health Agency License               2263
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  DEA Certificate                          BC4595003

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  Home Health Agency License                 2263
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  Medicaid-DME                               Rhode Island-6970052
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  Medicaid-Pharmacy                          Rhode Island-CA09243
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  Medicare Part B-DMERC                      0556580002
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  National Council for
                                                            Prescription Drug Programs                 4105501
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  State Controlled Substance License         71-CS
Coram Healthcare Corporation of
 Rhode Island                        Warwick            RI  State Pharmacy License                   71
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  DEA Certificate                          BC4392560
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  Medicaid-DME                             South Carolina-  DME151
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  Medicaid-Pharmacy                        South Carolina-  731608
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  Medical Waste Generator Permit           South Carolina-10-1242G
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  Medicare Part B-DMERC                    0313710002
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  Medicare Part B-Local                    South Carolina-Q330600001
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  National Council for Prescription
                                                            Drug Programs                            42 19350
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  State Controlled Substance License       10-3160
Coram Healthcare Corporation of
 South Carolina                      Charleston         SC  State Pharmacy License                   5003160
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  ACHC Accreditation                       506
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  DEA Certificate                          BC1766217
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-DME                             South Carolina-  DME145
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-DME                             Texas-   008718
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        Florida-  905615700
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        Louisiana-   Pending
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        Mississippi-   Pending
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        New Jersey  7170505
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        South Carolina-  748893
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        Texas-   15708801202
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicaid-Pharmacy                        Louisiana- 1267139
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medical Waste Generator Permit           South Carolina--40-0001G
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicare Part B-DMERC                    0334970001
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  Medicare Part B-Local                    South Carolina-Q326740001
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  National Council for Prescription
                                                            Drug Programs                            42 19362
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  State Controlled Substance License       10-04889
Coram Healthcare/Carolina Home
 Therapeutics                        Columbia           SC  State Pharmacy License                   5003429
Coram Healthcare/Carolina Home
 Therapeutics                        Greenville         SC  ACHC Accreditation                       Pending
Coram Healthcare/Carolina Home
 Therapeutics                        Greenville         SC  DEA Certificate                          BC6695057

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare/Carolina Home
 Therapeutics                        Greenville         SC  Medicare Part B-DMERC                    0334970002
Coram Healthcare/Carolina Home
 Therapeutics                        Greenville         SC  State Controlled Substance License       10-05057
Coram Healthcare/Carolina Home
 Therapeutics                        Greenville         SC  State Pharmacy License                   50005057
Coram Alternate Site Services, Inc.  Johnson City       TN  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Johnson City       TN  DEA Certificate                          BC4478904
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-DME                             North Carolina-   7701520
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-DME                             Virginia-   9111158
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-Pharmacy                        North Carolina-   0445486
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-Pharmacy                        Virginia-   8506671
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-Pharmacy/DME                    Kentucky   Pending
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicaid-Pharmacy/DME                    Tennessee-1452076
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicare Part B-DMERC                    0976970013
Coram Alternate Site Services, Inc.  Johnson City       TN  Medicare Part B-Local                    Tennessee-3574176
Coram Alternate Site Services, Inc.  Johnson City       TN  National Council for Prescription
                                                            Drug Programs                            44 26892
Coram Alternate Site Services, Inc.  Johnson City       TN  Out-of-State Pharmacy License            North Carolina-   6104
Coram Alternate Site Services, Inc.  Johnson City       TN  Out-of-State Pharmacy License            Virginia-   0214 000182
Coram Alternate Site Services, Inc.  Johnson City       TN  State Pharmacy License                   0000001704
Coram Alternate Site Services, Inc.  Memphis            TN  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Memphis            TN  DEA Certificate                          BC4455247
Coram Alternate Site Services, Inc.  Memphis            TN  Medicaid-Pharmacy                        Mississippi-   Pending
Coram Alternate Site Services, Inc.  Memphis            TN  Medicaid-Pharmacy                        Missouri- Pending
Coram Alternate Site Services, Inc.  Memphis            TN  Medicaid-Pharmacy/DME                    Tennessee-1452078
Coram Alternate Site Services, Inc.  Memphis            TN  Medicare Part B-DMERC                    0976970045
Coram Alternate Site Services, Inc.  Memphis            TN  Medicare Part B-Local                    Tennessee-3574176
Coram Alternate Site Services, Inc.  Memphis            TN  National Council for Prescription
                                                            Drug Programs                            44 29420
Coram Alternate Site Services, Inc.  Memphis            TN  Out-of-State Pharmacy License            Arkansas  X-01171
Coram Alternate Site Services, Inc.  Memphis            TN  Out-of-State Pharmacy License            Mississippi- 02904/07.1
Coram Alternate Site Services, Inc.  Memphis            TN  State Pharmacy License                   0000002058
Coram Alternate Site Services, Inc.  Nashville          TN  ACHC Accreditation                       449-D
Coram Alternate Site Services, Inc.  Nashville          TN  DEA Certificate                          BC4437352
Coram Alternate Site Services, Inc.  Nashville          TN  Medicaid-DME                             Kentucky   90262890
Coram Alternate Site Services, Inc.  Nashville          TN  Medicaid-Pharmacy                        Kentucky   54030002
Coram Alternate Site Services, Inc.  Nashville          TN  Medicaid-Pharmacy/DME                    Tennessee-1452066
Coram Alternate Site Services, Inc.  Nashville          TN  Medicare Part B-DMERC                    0976970021
Coram Alternate Site Services, Inc.  Nashville          TN  Medicare Part B-Local                    Tennessee-3574175
Coram Alternate Site Services, Inc.  Nashville          TN  National Council for Prescription
                                                            Drug Programs                            4429608

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Nashville          TN  Out-of-State Pharmacy License            Kentucky  TN266
Coram Alternate Site Services, Inc.  Nashville          TN  State Pharmacy License                   0000002879
Coram Alternate Site Services, Inc.  Austin             TX  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Austin             TX  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    45D0923746
Coram Alternate Site Services, Inc.  Austin             TX  DEA Certificate                          BC4466745
Coram Alternate Site Services, Inc.  Austin             TX  Home Health Agency License               003655
Coram Alternate Site Services, Inc.  Austin             TX  Medicaid-DME                             DME00E276
Coram Alternate Site Services, Inc.  Austin             TX  Medicaid-DME                             DMEH03862
Coram Alternate Site Services, Inc.  Austin             TX  Medicaid-Hyperalimentation               HYP306652
Coram Alternate Site Services, Inc.  Austin             TX  Medicaid-Pharmacy                        145106
Coram Alternate Site Services, Inc.  Austin             TX  Medicaid-PharmacyCCA                     PCAL0034
Coram Alternate Site Services, Inc.  Austin             TX  Medicare Part B-DMERC                    0976970032
Coram Alternate Site Services, Inc.  Austin             TX  Medicare Part B-Local                    580039
Coram Alternate Site Services, Inc.  Austin             TX  National Council for Prescription
                                                            Drug Programs                            45 95279
Coram Alternate Site Services, Inc.  Austin             TX  RMDCSHCN                                 1391765-17
Coram Alternate Site Services, Inc.  Austin             TX  State Controlled Substance License       X0092627
Coram Alternate Site Services, Inc.  Austin             TX  State Pharmacy License                   Texas-16602
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    45D0929737
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  DEA Certificate                          BC3704144
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Home Health Agency License               004402
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-DME                             DMEH32761
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-DME                             DMEH42244
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-Hyperalimentation               HYP304498
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-Pharmacy                        320079
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-PharmacyIV                      VP3200795
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicaid-Supplies                        Texas- Z05002697
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Medicare Part B-DMERC                    0651320001
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  National Council for Prescription
                                                            Drug Programs                            45 92110
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Out-of-State Pharmacy License            Louisiana- 3603-OOSPE
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Out-of-State Pharmacy License            Louisiana- 3604-OOS
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Out-of-State Pharmacy License            Oklahoma- 99-138
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  Out-of-State Pharmacy License            Wyoming- 45-92110
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  State Controlled Substance License       90085977
Coram Healthcare Corporation of
 North Texas                         Dallas             TX  State Pharmacy License                   15532
Coram Alternate Site Services, Inc.  El Paso            TX  ACHC Accreditation                       507

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  El Paso            TX  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    45D0891795
Coram Alternate Site Services, Inc.  El Paso            TX  DEA Certificate                          BC4488119
Coram Alternate Site Services, Inc.  El Paso            TX  Home Health Agency License               003656
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-DME                             DME00E292
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-DME                             DMEH30007
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-Hyperalimentation               HYP306594
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-Pharmacy                        144324
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-Pharmacy/DME                    New Mexico-000H9136
Coram Alternate Site Services, Inc.  El Paso            TX  Medicaid-PharmacyIV                      VP1443243
Coram Alternate Site Services, Inc.  El Paso            TX  Medicare Part B-DMERC                    0976970008
Coram Alternate Site Services, Inc.  El Paso            TX  Medicare Part B-Local                    580038
Coram Alternate Site Services, Inc.  El Paso            TX  National Council for Prescription
                                                            Drug Programs                            45 95267
Coram Alternate Site Services, Inc.  El Paso            TX  Out-of-State Controlled
                                                            Substance License                        New Mexico- CS-00017883
Coram Alternate Site Services, Inc.  El Paso            TX  Out-of-State Pharmacy License            New Mexico- PH-00001748
Coram Alternate Site Services, Inc.  El Paso            TX  State Controlled Substance License       M0092694
Coram Alternate Site Services, Inc.  El Paso            TX  State Pharmacy License                   Texas-16628
Coram Alternate Site Services, Inc.  Houston            TX  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Houston            TX  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    45D0919745
Coram Alternate Site Services, Inc.  Houston            TX  DEA Certificate                          BC4464145
Coram Alternate Site Services, Inc.  Houston            TX  Home Health Agency License               003647
Coram Alternate Site Services, Inc.  Houston            TX  Medicaid-DME                             DME00H600
Coram Alternate Site Services, Inc.  Houston            TX  Medicaid-DME                             DMEH06840
Coram Alternate Site Services, Inc.  Houston            TX  Medicaid-Hyperalimentation               HYP306760
Coram Alternate Site Services, Inc.  Houston            TX  Medicaid-Pharmacy                        320155
Coram Alternate Site Services, Inc.  Houston            TX  Medicaid-PharmacyIV                      VP320155
Coram Alternate Site Services, Inc.  Houston            TX  Medicare Part B-DMERC                    0976970009
Coram Alternate Site Services, Inc.  Houston            TX  Medicare Part B-Local                    Texas-580038
Coram Alternate Site Services, Inc.  Houston            TX  National Council for Prescription
                                                            Drug Programs                            45 95356
Coram Alternate Site Services, Inc.  Houston            TX  Out-of-State Pharmacy License            Louisiana- 3322-OOSPE
Coram Alternate Site Services, Inc.  Houston            TX  State Controlled Substance License       00093915
Coram Alternate Site Services, Inc.  Houston            TX  State Pharmacy License                   16729
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    46D0928504
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  DEA Certificate                          BH2360357
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Home Health Agency License               2002-HHA-593
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicaid-DME                             Idaho-V605900

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicaid-Pharmacy                        Idaho-8050641
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicaid-Pharmacy                        Utah- 954446209001
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicaid-Pharmacy                        Wyoming- Pending
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicaid-Pharmacy                        Idaho-D423301
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicare Part B-DMERC                    0577870001
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Medicare Part B-Local                    000090576
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  National Council for Prescription
                                                            Drug Programs                            4608254
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Out-of-State Controlled
                                                            Substance License                        Wyoming- 46-84119-CS
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Out-of-State Pharmacy License            Idaho-997MS
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Out-of-State Pharmacy License            Nevada- PH1136
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  Out-of-State Pharmacy License            Wyoming- 46-84119
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  State Controlled Substance License       95-315625-9939
Coram Healthcare Corporation of
 Utah                                Salt Lake City     UT  State Pharmacy License                   95-315625-1704
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  ACHC Accreditation                       Pending
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    49D0914308
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  DEA Certificate                          BP0761432
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Home Health Agency License               03-176
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Medicaid-DME                             9110747
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Medicaid-DME                             District of Columbia-Pending
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Medicaid-Pharmacy                        8506507
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Medicaid-Pharmacy                        District of Columbia-Pending
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Medicare Part B-DMERC                    0624590002
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  National Council for Prescription
                                                            Drug Programs                            48 29846
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Out-of-State Pharmacy License            Maryland- PO2111
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Out-of-State Pharmacy License            West Virginia-MO0559275
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  Out-of-State Pharmacy License            North Carolina-  07508
Coram Healthcare Corporation of
 Greater D.C.                        Chantilly          VA  State Pharmacy License                   0201 002670
Coram Alternate Site Services, Inc.  Bellevue           WA  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Bellevue           WA  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    50D0882473
Coram Alternate Site Services, Inc.  Bellevue           WA  DEA Certificate                          BC4456592
Coram Alternate Site Services, Inc.  Bellevue           WA  Home Health Agency License               000293
Coram Alternate Site Services, Inc.  Bellevue           WA  Home Health Agency License               HHA-125
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicaid-DME                             Alaska-MS922WA
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicaid-DME                             Washington-9035767
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicaid-Pharmacy                        Alaska-PH323WA
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicaid-Pharmacy/DME                    Washington-6015473

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicaid-PharmacyIV                      Washington-7330822
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicare Part B-DMERC                    0976970047
Coram Alternate Site Services, Inc.  Bellevue           WA  Medicare Part B-Local                    Washington--- AB19947
Coram Alternate Site Services, Inc.  Bellevue           WA  National Council for Prescription
                                                            Drug Programs                            49 24418
Coram Alternate Site Services, Inc.  Bellevue           WA  Out-of-State Pharmacy License            Alaska  89
Coram Alternate Site Services, Inc.  Bellevue           WA  State Laboratory License                 MTS-2099
Coram Alternate Site Services, Inc.  Bellevue           WA  State Pharmacy License                   Washington-026202 CF00005203
Coram Alternate Site Services, Inc.  New Berlin         WI  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  New Berlin         WI  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    52D0875208
Coram Alternate Site Services, Inc.  New Berlin         WI  DEA Certificate                          BC4437225
Coram Alternate Site Services, Inc.  New Berlin         WI  Home Health Agency License               247
Coram Alternate Site Services, Inc.  New Berlin         WI  Medicaid-DME                             Illinois-Pending
Coram Alternate Site Services, Inc.  New Berlin         WI  Medicaid-Home Health                     Wisconsin-   41528000
Coram Alternate Site Services, Inc.  New Berlin         WI  Medicaid-Pharmacy                        Illinois-760215922012
Coram Alternate Site Services, Inc.  New Berlin         WI  Medicaid-Pharmacy/DME                    Wisconsin-   33204600
Coram Alternate Site Services, Inc.  New Berlin         WI  Medicare Part B-DMERC                    0976970019
Coram Alternate Site Services, Inc.  New Berlin         WI  National Council for Prescription
                                                            Drug Programs                            5122433
Coram Alternate Site Services, Inc.  New Berlin         WI  Out-of-State Controlled
                                                            Substance License                        Illinois- 032-006307
Coram Alternate Site Services, Inc.  New Berlin         WI  Out-of-State Controlled
                                                            Substance License                        Michigan-5301006617-CS
Coram Alternate Site Services, Inc.  New Berlin         WI  Out-of-State Pharmacy License            Illinois-054-013707
Coram Alternate Site Services, Inc.  New Berlin         WI  Out-of-State Pharmacy License            Michigan-5301006617
Coram Alternate Site Services, Inc.  New Berlin         WI  State Pharmacy License                   Wisconsin-0007451-042
Coram Alternate Site Services, Inc.  Dunbar             WV  ACHC Accreditation                       Pending
Coram Alternate Site Services, Inc.  Dunbar             WV  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    51D0929803
Coram Alternate Site Services, Inc.  Dunbar             WV  DEA Certificate                          BC4416269
Coram Alternate Site Services, Inc.  Dunbar             WV  Medicaid-Pharmacy/DME                    Kentucky   Pending
Coram Alternate Site Services, Inc.  Dunbar             WV  Medicaid-Pharmacy/DME                    West Virginia-   8508001
Coram Alternate Site Services, Inc.  Dunbar             WV  Medical Waste Generator Permit           IMW-9-99-M0012
Coram Alternate Site Services, Inc.  Dunbar             WV  Medicare Part B-DMERC                    0976970023
Coram Alternate Site Services, Inc.  Dunbar             WV  Medicare Part B-Local                    West Virginia-CO09327173
Coram Alternate Site Services, Inc.  Dunbar             WV  National Council for Prescription
                                                            Drug Programs                            50 10486
Coram Alternate Site Services, Inc.  Dunbar             WV  Out-of-State Pharmacy License            Kentucky   WV379
Coram Alternate Site Services, Inc.  Dunbar             WV  Out-of-State Pharmacy License            Ohio-   02-0984000
Coram Alternate Site Services, Inc.  Dunbar             WV  Out-of-State Pharmacy License            Virginia-   0214000236
Coram Alternate Site Services, Inc.  Dunbar             WV  State Controlled Substance License       SP551215
Coram Alternate Site Services, Inc.  Dunbar             WV  State Pharmacy License                   P/E SP551215

                           Attachment to Schedule 4.17


NAME / DBA                           City               ST  Type of License                            License Number
===================================================================================================================================
Coram Healthcare of Wyoming, LLC     Casper             WY  ACHC Accreditation                       Pending
Coram Healthcare of Wyoming, LLC     Casper             WY  Clinical Laboratory Improvement
                                                            Certificate of Wavier                    53D0960498
Coram Healthcare of Wyoming, LLC     Casper             WY  DEA Certificate                          BC5892802
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-DME                             113550301
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-DME                             Idaho-805194000
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-DME                             Montana-5601517
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-Pharmacy                        113550300
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-Pharmacy                        Idaho-805212500
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicaid-Pharmacy                        Montana-Pending
Coram Healthcare of Wyoming, LLC     Casper             WY  Medicare Part B-DMERC                    1221430001
Coram Healthcare of Wyoming, LLC     Casper             WY  National Council for Prescription
                                                            Drug Programs                            52 03310
Coram Healthcare of Wyoming, LLC     Casper             WY  Out-of-State Pharmacy License            Idaho-1357MS
Coram Healthcare of Wyoming, LLC     Casper             WY  Out-of-State Pharmacy License            Nebraska- 177
Coram Healthcare of Wyoming, LLC     Casper             WY  Out-of-State Pharmacy License            Montana-1246
Coram Healthcare of Wyoming, LLC     Casper             WY  State Controlled Substance License       52-03310-CS
Coram Healthcare of Wyoming, LLC     Casper             WY  State Pharmacy License                   52-03310

                                 SCHEDULE 4.22

                                    INSURANCE




                                                                                                      EFFECTIVE
POLICY                   COMPANY              COVERAGES                             LIMITS            DATE
------                   -------              ---------                             ------            ---------
PROPERTY                 Travelers            Catastrophic Blanket Limit            $85,264,268       4/15/02 -
                                              Sub-limits                                              4/15/03
                                              Real Property                         $250,000
                                              Business Income/Extra                 $2,000,000
                                              Expense                               $100,000
                                              Off Premises Services                 $100,000
                                              Property in Transit                   $35,005,500
                                              EDP Equipment and Media               $50,000
                                              Radioactive Contamination             $100,000
                                              Expediting Cost                       $100,000
                                              Consequential Loss                    $1,000,000
                                              Accounts Receivable                   $1,000,000
                                              Cost of Research and
                                              Restoration of Valuable               $25,000
                                              Papers                                $100,000
                                              Inventory or Appraisal
                                              Personal Property of                  $500,000
                                              Officers and Employees                $250,000
                                              Errors or Omissions
                                              Loss or Damage Caused by              $25,000
                                              Water Backup from Sewers
                                              or Drain                              $100,000
                                              Signs attached or not                 $1,000,000
                                              attached to buildings
                                              Fine Art                              $250,000
                                              Newly Constructed or                  $100,000
                                              Acquired Property at one
                                              Location                              $100,000
                                              Debris Removal                        $250,000
                                              Pollution Clean-up and                $100,000
                                              Removal (any one policy
                                              year)
                                              Boiler and Machinery                  $100,000

                                                                                                      EFFECTIVE
POLICY                   COMPANY              COVERAGES                             LIMITS            DATE
------                   -------              ---------                             ------            ---------
BUSINESS AUTO                AIG                 Combined Single Limit              $1,000,000        4/15/02 -
                                                 Liability - Bodily Injury &                          4/15/03
                                                 Property Damage                    $1,000,000
                                                 Uninsured Motorists                $1,000,000
                                                 Hired Borrowed & Non-
                                                 Owned Combined Single              Not
                                                 Limit                              Covered
                                                 Physical Damage                    $5,000
                                                 Auto Medical Payments
UMBRELLA                     Federal             Each Occurrence                    $9,000,000        4/15/02 -
                             Insurance           Aggregate                          $9,000,000        4/15/03
                             Company             (limits apply to Auto and
                                                 Employers Liability)
WORKERS                      AIG                 Each Accident                      $1,000,000        4/15/02 -
COMPENSATION                                     Disease:                                             4/15/03
                                                 Each Employee                      $1,000,000
                                                 Policy                             $1,000,000
CRIME                        Federal             Employee Dishonesty &              $1,000,000        4/15/02 -
                                                 ERISA Plans                        $1,000,000        4/15/03
                                                 Money & Securities- Inside         $1,000,000
                                                 Premises                           $100,000
                                                 Money & Securities -
                                                 outside premises                   $1,000,000
                                                 Money Orders &                     $25,000
                                                 Counterfeit Paper Currency         $1,000,000
                                                 Depositions Forgery
                                                 Credit Card Forgery
                                                 Computer Theft & Funds
                                                 Transfer Fraud
FIDUCIARY                    Federal             Fiduciary Liability                $1,000,000        4/15/02 -
                                                 Aggregate Limit                    $1,000,000        4/15/03
EMPLOYMENT                   National            Each Loss                          $5,000,000        4/15/02 -
PRACTICES                    Union                                                                    4/15/03
LIABILITY
GENERAL &                    Farmers             Each Loss                          $30,000,000       4/15/02 -
PROFESSIONAL                                                                                          4/15/03
LIABILITY
DIRECTORS &                  National            Primary D&O Liability              $25,000,000       1/27/02 -
OFFICERS                     Union               Insurance                                            1/27/03
RUN-OFF
DIRECTORS &                  RLI                 1st Excess D&O Liability           $25,000,000       1/27/02 -
OFFICERS                                         Insurance                                            1/27/03
RUN-OFF
DIRECTORS &                  Hartford/Twin       2nd Excess D&O Liability           $25,000,000       1/27/02 -

                                                                                                      EFFECTIVE
POLICY                   COMPANY              COVERAGES                             LIMITS            DATE
------                   -------              ---------                             ------            ---------
OFFICERS                   City                  Insurance                                            1/27/03
RUN-OFF
DIRECTORS &                XL/Greenwich          3rd Excess D&O Liability          $25,000,000        1/27/02 -
OFFICERS                                         Insurance                                            1/27/03
RUN-OFF

                                  SCHEDULE 4.23

                                 JOINT VENTURES



Name of Partnership                          Coram Entity Holding Interest               % Interest Held
-------------------                          -----------------------------               ---------------

ABC INFUSION THERAPY                         Curaflex Health Services, Inc.                        49
                                             Coram Alternate Site Services, Inc.                    1

KERN HOME HEALTH RESOURCES                   Curaflex Health Services, Inc.                        50
DBA CORAM HEALTHCARE

SSM INFUSION SERVICES, LLC                   Curaflex Health Services, Inc                         50

WISCONSIN IV AFFILIATES, LLC                 Curaflex Health Services, Inc.                        50

WIVA-FOX VALLEY, LLC                         Curaflex Health Services, Inc.                        25*

*Wisconsin IV Affiliates, LLC has a 50% ownership interest in this entity; accordingly, Curaflex Health Services, Inc. has 25% indirect ownership interest in this entity.

                                  SCHEDULE 4.24

                                     PERMITS


Holdings, through its affiliates, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care service agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                 SCHEDULE 5.2(a)

                 EXISTING INVESTMENTS AND PERMITTED ACQUISITIONS


SHORT TERM INVESTMENTS:

  Harris Investment Management                                as of 12/27/02                         $31,889,646

NOTE RECEIVABLE:

  Coram International Holdings Ltd.                          as of 12/31/02 A                         $1,151,512
  ($833,000 Principal Note Receivable)

INVESTMENTS IN JOINT VENTURES:                               as of 11/30/02 B

  Wisconsin I.V. Affiliates, LLC                                   $895,337
  Kern Home Health Resources                                       $207,909
  ABC Infusion Therapy                                              $76,075
  Hinsdale Infusion Care                                            $10,457 C
  SSM Infusion Services, LLC                                       $367,105
                                                                                                      $1,556,883
PROPOSED PERMITTED ACQUISITIONS IN 2003:
  Stationary Pump Purchase/Capital Lease                                                   $2,900,000 estimate D
  Software/Source Code Purchase                                                            $2,100,000 estimate E




A. The note receivable is an obligation between Coram, Inc. and Coram International Holdings, Ltd.

B. Investments representing partnership percentage in Carolina Home Therapeutics is not included in this schedule because this entity is consolidated with Coram, Inc.'s financial position and results of operations.

C. Hinsdale Infusion Care was legally liquidated in August 2000. Final liquidating distributions have not yet been effectuated.

D. Estimate for Stationary Pump Purchase includes the total price of pumps and related sets minus applicable rebates and/or trade-in credits from the manufacturer.

E. Estimate includes the total license and support fees to be paid over a 33-month period following the execution of an agreement.

                                 SCHEDULE 5.2(e)

                                 PERMITTED LIENS


See Attached.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

   CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       AZ       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

   CORAM                        NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/20/00       AZ          Lima
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/20/00       AZ        Maricopa
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CA       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              12/5/00                 of State


    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/18/00       CA       San Diego
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CO       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              12/6/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO        Araphoe
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO         Denver
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CT       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

    CORAM
ALTERNATE SITE                    NO JUDGMENTS FOUND.                12/18/00       CT        Central
SERVICES, INC.                                                                                 Index

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/18/00       CT       New Haven
SERVICES, INC.                         JUDGMENTS.                                               Town

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       FL       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/12/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/14/00       FL         Duval
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                                                                                    Central
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       GA         Index
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/13/00                  System

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/13/00       GA          Cobb
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       IA       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/14/00       IA         Scott
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       ID       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/14/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       ID       Ada County
SERVICES, INC.                      JUDGMENTS FOUND.

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       IL       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/01/00                 of State

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       IL          Cook
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS              6/15/00-       IN       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              9/30/00                 of State

    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR             12/7/00       IN         Allen
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien         12/7/00       IN         Allen             8/21/98
    Street,             Monica Blvd Suite                                                      County          #980002295
  Suite 2100            1500 Los Angeles,
Denver, CO 80202             CA 90025

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/21/00       IN         Marion
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien        12/21/00       IN         Marion        8/21/98 #006707
    Street,             Monica Blvd. Suite                                                     County
  Suite 2100            1500 Los Angeles,
Denver, CO 80202             CA 90025

    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       KS       Secretary
                                                                     12/15/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/12/00       KS        Johnson
                                                                                               County
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  11/29/00       KS        Sedgwick
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS                                       Central
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       LA         Index
                                                                     12/15/00                  System

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

                               NO FINANCING STATEMENTS,
    CORAM                     FEDERAL/STATE TAX LIENS OR
ALTERNATE SITE                  JUDGMENTS FOUND WITHIN               7/5/00-                St. Charles
SERVICES, INC.                       THE UPDATE.                     12/15/00       LA        Parish

    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MI       Secretary
                                                                      12/5/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/19/00       MI          Kent
                                                                                               County
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                   8/15/00       MI         Wayne
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MN       Secretary
                                                                     12/15/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/18/00       MN          Clay
                                                                                               County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/19/00       MN         Dakota
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MO       Secretary
                                                                     12/19/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/20/00       MO         Howard
                                                                                               County
    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                      JUDGMENTS FOUND.                 12/18/00       MO        St. Louis
                                                                                               County
    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien        12/18/00       MO        St. Louis      8/24/98 #10316
    Street,             Monica Blvd. Suite                                                      County
  Suite 2100            1500 Los Angeles,
Denver, CO 80202              CA 90025

    CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR           12/21/00       MO        St. Louis
SERVICES, INC.                       JUDGMENTS FOUND.                                            City

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NC       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/16/00                 of State
                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Buncombe
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/13/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Craven
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/18/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Forsyth
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/18/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-               Mecklenberg
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/15/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR             7/15/00-                   Wake
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/15/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NE       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/14/00       NE        Douglas
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NJ           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/8/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR                                      Passaic
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               11/30/00       NJ         County
SERVICES, INC.                         THE UPDATE.

     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NM           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/19/00                  State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       NM       Bernalillo
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       OH           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/22/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Butler
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/20/00       OH         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Cuyahoga
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/20/00       OH         County
SERVICES, INC.                         THE UPDATE.
                                                                                                 County
     CORAM                                                                                       Clerk
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       OK           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/19/00                 Oklahoma
                                                                                                 County
     CORAM
ALTERNATE SITE                         NO FINANCING                     7/5/00-       OR       Secretary
SERVICES, INC.                      STATEMENTS FOUND.                  12/15/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR              12/5/00       OR       Multnomah
SERVICES, INC.                       JUDGMENTS FOUND.                                            County


                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------




     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       PA           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/15/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Butler
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/27/00       PA         County
SERVICES, INC.                         THE UPDATE.                                            Prothonotary

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Chester
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               10/10/00       PA         County
SERVICES, INC.                         THE UPDATE.                                            Prothonotary

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       TN       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/20/00       TN        Davidson
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       TN         Shelby
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TN       Washington
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       TX       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/17/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/11/00       TX        El Paso
SERVICES, INC.                          JUDGMENTS.                                               County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TX         Harris
SERVICES, INC.                          JUDGMENTS.                                               County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TX         Travis
SERVICES, INC.                          JUDGMENTS.                                               County


    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       VA       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/7/00                 of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WA       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/8/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/14/00       WA          King
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WI       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/12/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       WI        Waukesha
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WV       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/20/00       WV        Kanawha
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                             ORIGINAL FILE
                                                                    THROUGH                                DATE AND      RELATED
   DEBTOR               SECURED PARTY            COLLATERAL           DATE       STATE    JURISDICTION      NUMBER       FILINGS
------------------      --------------------------------------     -----------  -------  -------------- -------------    -------
    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                  FOUND WITHIN THE UPDATE.              12/6/00       CO       of State
    ILLINOIS

    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS,                                      Denver
 CORPORATION OF                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO        County
    ILLINOIS                         JUDGMENTS FOUND.

    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                  FOUND WITHIN THE UPDATE.             12/01/00       IL       of State
    ILLINOIS
                                NO FINANCING STATEMENTS,
                                FEDERAL/STATE TAX LIENS
                                FOUND.  WE FIND 1 FINANCING
                                STATEMENT AND 3  JUDGMENTS
                                   ON SIMILAR NAMES:
                        1) Faye Skolnick vs.  St.
                        Francis Hospital of Evanston
    CORAM               and Coram Healthcare
   HEALTCHARE           Corporation of Illinois,                      12/19/00       IL         Cook
 CORPORATION OF         Inc.;                                                                  County
    ILLINOIS            2) Most Affordable Carpets
                        vs. Barbara Bramlett & Coram
                        Healthcare and
                        3) American General Financial
                        Center vs. MARY V. SCOTT, CITY
                        OF EVANSTON AND CORAM ALTERNATIVE.

   CORAM
HEALTCHARE CO.**            Oce-USA-Inc.
  1471 Business               5450 N.               Specific                                    Cook      5/23/96 #96 U
   Center Dr.                Cumberland            equipment          12/19/00       IL        County        06378
 Mt.Prospect, IL 60056      Chicago, IL 60656

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                             ORIGINAL FILE
                                                                    THROUGH                                DATE AND      RELATED
   DEBTOR               SECURED PARTY            COLLATERAL           DATE       STATE    JURISDICTION      NUMBER       FILINGS
------------------      --------------------------------------     -----------  -------  -------------- -------------    -------
      CORAM
   HEALTHCARE                1 FINANCING STATEMENT FOUND             7/5/00-       CO       Secretary
   CORPORATION                    WITHIN THE UPDATE.                 12/6/00                 of State
                                                All vehicles
                          Emkay, Inc.            leased by
                            Trust, a               Coram
      CORAM                 Delaware             Healthcare
   HEALTHCARE               Business             Corp. from
CORPORATION 1125          Trust 805 W.             Emkay             7/5/00-       CO       Secretary       7/7/00
  17th Street,             Thorndale            pursuant to          12/6/00                 of State    #20002062123
   Suite 2100                Avenue            vehicle lease
Denver, CO 80202           Itasca, IL            agreement
                             60143               dated July
                                                 25, 1995.
      CORAM                    NO FINANCING STATEMENTS,
   HEALTHCARE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO         Denver
   CORPORATION                     JUDGMENTS FOUND.                                           County
      CORAM
   HEALTHCARE                  NO FINANCING STATEMENTS                                      Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.             12/21/00       AL        of State
     ALABAMA
      CORAM
   HEALTHCARE                  NO FINANCING STATEMENTS,                                       Shelby
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR            12/22/00       AL         County
     ALABAMA                       JUDGMENTS FOUND.
      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.              12/6/00       CO        of State
     ALABAMA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                              DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE       STATE   JURISDICTION      NUMBER        FILINGS
------------------      ----------------------------------      -----------  -------  -------------- -------------    -------
     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                     Denver
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/19/00       CO       County
     ALABAMA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.              12/6/00       CO      of State
     FLORIDA

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                     Denver
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/19/00       CO       County
     FLORIDA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.             12/12/00       FL      of State
     FLORIDA

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                  Hillsborough
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/14/00       FL       County
     FLORIDA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.              12/6/00       CO      of State
   GREATER D.C.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                              DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE       STATE   JURISDICTION      NUMBER        FILINGS
------------------      ----------------------------------      -----------  -------  -------------- -------------    -------
          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS,                                   Denver
      CORPORATION OF           FEDERAL/STATE TAX LIENS OR        12/19/00       CO         County
        GREATER D.C.                JUDGMENTS FOUND.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                 Dept of
      CORPORATION OF            FOUND WITHIN THE UPDATE.         12/19/00       MD      Assessments
       GREATER D.C.                                                                     and Taxation
                                NO FINANCING STATEMENTS,
                               FEDERAL/STATE TAX LIENS OR
          CORAM               JUDGMENTS FOUND. (UCC'S ARE
        HEALTCHARE              ONLY THROUGH 12/31/99.)          12/31/99       MD         Howard
      CORPORATION OF              THIS COUNTY STOPPED                                      County
       GREATER D.C.              RECORDING UCC'S SINCE
                                       12/31/99.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                Secretary
      CORPORATION OF            FOUND WITHIN THE UPDATE.          12/7/00       VA        of State
       GREATER D.C.

          CORAM                 NO FINANCING STATEMENTS,
        HEALTCHARE             FEDERAL/STATE TAX LIENS OR         7/5/00-                 Fairfax
      CORPORATION OF             JUDGMENTS FOUND WITHIN          12/15/00       VA         County
       GREATER D.C.                   THE UPDATE.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                Secretary
      CORPORATION OF            FOUND WITHIN THE UPDATE.          12/6/00       CO        of State
     GREATER NEW YORK

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                        SEARCH                              ORIGINAL FILE
                                                                       THROUGH                                 DATE AND     RELATED
   DEBTOR               SECURED PARTY        COLLATERAL                  DATE       STATE     JURISDICTION     NUMBER       FILINGS
------------------      ----------------------------------             --------    ---------  ------------- -------------   -------
          CORAM
        HEALTCHARE             NO FINANCING STATEMENTS,                                           Denver
      CORPORATION OF          FEDERAL/STATE TAX LIENS OR               12/19/00       CO          County
     GREATER NEW YORK              JUDGMENTS FOUND.

          CORAM
        HEALTCHARE             NO FINANCING STATEMENTS                  7/5/00-
      CORPORATION OF           FOUND WITHIN THE UPDATE.                12/20/00       NY       Secretary of
     GREATER NEW YORK                                                                             State

          CORAM                 3 FINANCING STATEMENTS
        HEALTCHARE             AND NO FEDERAL/STATE TAX
      CORPORATION OF           LIENS OR JUDGMENTS FOUND.               12/15/00       NY         Nassau
     GREATER NEW YORK                                                                            County

                                  The Chase
          CORAM                   Manhattan
        HEALTCHARE                 Bank, as
      CORPORATION OF              Collateral                                                     Nassau        7/14/97
     GREATER NEW YORK             Agent 270            Blanket lien    12/15/00       NY         County      #UC97011600
     45 South Service            Park Avenue
      Road Plainview,            New York, NY
         NY 11803                   10017

          CORAM
        HEALTCHARE             Foothill Capital
      CORPORATION OF           Corporation, as
     GREATER NEW YORK         Agent 11111 Santa
         1125 17th            Monica Blvd. Suite       Blanket lien    12/15/00       NY         Nassau        7/23/98
       Street, Suite          1500 Los Angeles,                                                  County      #UC98-13130
   2100 Denver, CO 80202          CA 90025

                                   Foothill
          CORAM                    Capital
        HEALTCHARE               Corporation,
      CORPORATION OF               as Agent
     GREATER NEW YORK            11111 Santa           Blanket lien    12/15/00       NY         Nassau        8/26/98
         1125 17th               Monica Blvd.                                                    County      #UC98-015256
       Street, Suite              Suite 1500
   2100 Denver, CO 80202     Los Angeles, CA 90025

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                         Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
       CORAM           2 FINANCING STATEMENTS AND NO
    HEALTCHARE          FEDERAL/STATE TAX LIENS OR
  CORPORATION OF              JUDGMENTS FOUND.                   11/22/00    NY        New York
 GREATER NEW YORK                                                                       County

      CORAM              Foothill Capital
    HEALTCHARE            Corporation,
  CORPORATION OF           as Agent
 GREATER NEW YORK         11111 Santa           Blanket lien     11/22/00    NY        New York           8/26/98
 1125 17th Street,         Monica Blvd.                                                  County          #98PN45442
   Suite 2100              Suite 1500
 Denver, CO 80202     Los Angeles, CA 90025

                         Fleet Leasing
                        Corporation P.O.
      CORAM            Box 7023 Troy, MI
    HEALTHCARE**        48007 - 7023 and
420 Lexington Avenue       Panasonic         Specific equipment  11/22/00    NY        New York           7/28/99
  New York, NY 10017     Communications                                                 County          #99PN40412
                        10 Melville Road
                   Melville, NY 11747- 3177

     CORAM
    HEALTCHARE               1 FINANCING STATEMENT AND NO                              Onondaga
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         11/30/00    NY         County
 GREATER NEW YORK                  JUDGMENTS FOUND.

      CORAM
    HEALTCHARE          Foothill Capital
  CORPORATION OF        Corporation, as
 GREATER NEW YORK        Agent 11111 Santa                                             Onondaga
 1125 17th Street,        Monica Blvd.       Specific equipment  11/30/00    NY         County         9/1/98 #8104
    Suite 2100            Suite 1500
 Denver, CO 80202      Los Angeles, CA 90025


      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-             Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO        of State
      INDIANA

                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                 Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO         County
      INDIANA                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS           6/15/00-             Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           9/30/00    IN        of State
      INDIANA

      CORAM                     2 FINANCING STATEMENTS
    HEALTCHARE                 AND NO FEDERAL/STATE TAX                                  Lake
  CORPORATION OF                       LIENS OR                  12/14/00    IN         County
      INDIANA                      JUDGMENTS FOUND.


  CORAM HEALTCHARE       The Chase Manhattan
CORPORATION OF INDIANA    Bank, As Collateral                                            Lake
  107 W. 79th Avenue            Agent           Blanket lien     12/14/00    IN         County       7/14/97
Merrillville, IN 46410      270 Park Avenue                                                         #97002570
                           New York, NY 10017

       CORAM            Foothill Capital
    HEALTCHARE            Corporation,
  CORPORATION OF            as Agent
      INDIANA             11111 Santa           Blanket lien     12/14/00    IN          Lake        8/24/98
     1125 17th            Monica Blvd.                                                  County      #98002919
Street, Suite 2100        Suite 1500
 Denver, CO 80202     Los Angeles, CA 90025

       CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
     KENTUCKY

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
     KENTUCKY                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/15/00    KY         of State
     KENTUCKY

      CORAM                    NO FINANCING STATEMENTS,
    HEALTCHARE                FEDERAL/STATE TAX LIENS OR          7/5/00-                Kenton
  CORPORATION OF                JUDGMENTS FOUND WITHIN           12/21/00    KY        County 1st
     KENTUCKY                        THE UPDATE.                                        District

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
   MASSACHUSETTS                   JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                                                    7/5/00-              Secretary
  CORPORATION OF              NO STATE TAX LIENS FOUND.          12/20/00    MA         of State
   MASSACHUSETTS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    MA         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Hopkinton
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    MA           Town
   MASSACHUSETTS

      CORAM
    HEALTCHARE                NO JUDGMENTS FOUND WITHIN           7/5/00-              Middlesex
  CORPORATION OF                     THE UPDATE.                 12/20/00    MA          County
   MASSACHUSETTS

      CORAM
    HEALTCHARE          NO FEDERAL TAX LIENS FOUND WITHIN THE     7/5/00-
  CORPORATION OF                       UPDATE.                   12/20/00    MA       USDC Boston
   MASSACHUSETTS

      CORAM
    HEALTCHARE                       NO FINANCING                                      Secretary
  CORPORATION OF                  STATEMENTS FOUND.              12/20/00    RI         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE
  CORPORATION OF                 NO JUDGMENTS FOUND.             12/20/00    RI       Kent County
   MASSACHUSETTS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS                                  Warwick
  CORPORATION OF          OR FEDERAL/STATE TAX LIENS FOUND.      12/20/00    RI           Town
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
     MICHIGAN

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
     MICHIGAN                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/5/00    MI         of State
     MICHIGAN

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Ingham
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/11/00    MI          County
     MICHIGAN                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
    MISSISSIPPI

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
    MISSISSIPPI                    JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/8/00    MS         of State
    MISSISSIPPI

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                            Hinds County( 1ST
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/14/00    MS          & 2ND
    MISSISSIPPI                    JUDGMENTS FOUND.                                    District)

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
      NEVADA

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO      Denver County
      NEVADA                       JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/7/00    NV    Secretary of State
      NEVADA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM                    NO FINANCING STATEMENTS,
    HEALTCHARE                FEDERAL/STATE TAX LIENS OR
  CORPORATION OF         JUDGMENTS FOUND. WE FIND 1 FINANCING     8/23/00    NV       Clark County
      NEVADA                 STATEMENT ON A SIMILAR NAME.

      CORAM
   HEALTHCARE**        Sanwa Leasing Corporation    Specific
101 North Pecos Road          P.O. Box 7023         equipment                                           7/22/98
Las Vegas, NV 89101           Troy, MI 48007                      8/23/00    NV      Clark County      #BK 980722
                                                                                                       Ins. 00806

       CORAM                   NO FINANCING STATEMENTS,
    HEALTCHARE                   FEDERAL TAX LIENS OR                                  Washoe
  CORPORATION OF            JUDGMENTS FOUND. WE FIND 1 TAX       12/21/00    NV        County
      NEVADA                     LIEN FOR $3,367.02.

       CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-            Secretary of
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         State
     NEW YORK

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO     Denver County
     NEW YORK                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-            Secretary of
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    NY         State
     NEW YORK

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------
   HEALTCHARE                   3 FINANCING STATEMENTS                                   Albany
 CORPORATION OF                AND 1 JUDGMENT FOUND. WE            12/15/00      NY      County
    NEW YORK                  FIND NO FEDERAL TAX LIENS.

      CORAM               The Chase
   HEALTCHARE             Manhattan
 CORPORATION OF            Bank, as
     NEW YORK             Collateral                                                     Albany          7/10/97
    1 Charles             Agent 270             Blanket lien       12/15/00      NY      County         #97-04540
    Boulevard            Park Avenue
 Guilderland, NY          New York,
      12084                NY 10017

                           Foothill
      CORAM                Capital
   HEALTCHARE            Corporation,
 CORPORATION OF            as Agent
  NEW YORK 1125          11111 Santa            Blanket lien       12/15/00      NY      Albany          8/21/98
  17th Street,           Monica Blvd.                                                    County         #98-04894
   Suite 2100             Suite 1500
Denver, CO 80202         Los Angeles,
                           CA 90025

      CORAM
  HEALTHCARE**          Fleet Leasing
    1 Charles            Corporation              Specific                               Albany          11/3/99
    Boulevard              P.O. Box              equipment         12/15/00      NY      County         #99-05886
 Guilderland, NY             7023
      12084          Troy, MI 48007-7023

      CORAM
   HEALTHCARE              New York
 CORPORATION OF             State
   GREATER NEW          Department of                                                                                    This is a
     YORK**              Taxation and            State tax                               Albany          10/24/00         County
    1125 17th            Finance P.O.             lien for         12/15/00      NY      County           #22822        Judgment in
     Street,               Box 5149              $2,765.36                                                              the amount
   Suite 2100             Albany, NY                                                                                   of $2,765.36
     Denver,                12205
    CO 80202

      CORAM                     3 FINANCING STATEMENTS
   HEALTCHARE                  AND NO FEDERAL/STATE TAX                                   Erie
 CORPORATION OF                        LIENS OR                    12/19/00      NY      County
     NEW YORK                      JUDGMENTS FOUND.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------


                           Foothill
      CORAM                Capital
   HEALTCHARE            Corporation,
 CORPORATION OF            as Agent
  NEW YORK 1125          11111 Santa            Blanket lien       12/19/00      NY       Erie           8/25/98
  17th Street,           Monica Blvd.                                                    County         #Q52-5995
   Suite 2100             Suite 1500
Denver, CO 80202         Los Angeles,
                           CA 90025

      CORAM             Fleet Leasing
  HEALTHCARE**           Corporation
375 North French        P.O. Box 7023        Specific equipment    12/19/00      NY       Erie           5/19/99
Road Amherst, NY           Troy, MI                                                      County         #Q63-8696
      14228                 48007

                            Sanwa
      CORAM                Leasing
  HEALTHCARE**           Corporation              Specific                                Erie           1/31/00
375 North French        P.O. Box 7023            equipment         12/19/00      NY      County         #Q73-9056
Road Amherst, NY           Troy, MI
      14228                 48007

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
   NORTH TEXAS

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
   NORTH TEXAS                     JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/17/00      TX     of State
   NORTH TEXAS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Dallas
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/15/00      TX      County
   NORTH TEXAS                        JUDGMENTS.

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CA    Secretary
    NORTHERN                   FOUND WITHIN THE UPDATE.            12/5/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CA     Alameda
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      CA    Sacramento
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
    NORTHERN                   FOUND WITHIN THE UPDATE.            12/6/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
  RHODE ISLAND

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
  RHODE ISLAND                     JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/20/00      RI     of State
  RHODE ISLAND

      CORAM
   HEALTCHARE                                                                             Kent
 CORPORATION OF                  NO JUDGMENTS FOUND.               12/20/00      RI      County
  RHODE ISLAND

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS                                  Warwick
 CORPORATION OF           OR FEDERAL/STATE TAX LIENS FOUND.        12/20/00      RI       Town
  RHODE ISLAND

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CA    Secretary
    SOUTHERN                   FOUND WITHIN THE UPDATE.            12/5/00              of State
   CALIFORNIA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------


      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                   Los
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/14/00      CA     Angeles
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/1/00       CA      Orange
    SOUTHERN                          JUDGMENTS.                                         County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                   San
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/15/00      CA    Bernadino
    SOUTHERN                          JUDGMENTS.                                         County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Santa
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      CA     Barbara
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
    SOUTHERN                   FOUND WITHIN THE UPDATE.            12/6/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
SOUTHERN FLORIDA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
SOUTHERN FLORIDA                   JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/12/00      FL     of State
SOUTHERN FLORIDA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                 Broward
 CORPORATION OF                FEDERAL/STATE TAX LIENS             12/11/00      FL      County
SOUTHERN FLORIDA              FOUND. WE FIND 1 JUDGMENT.

                                                    County
      CORAM                Industrial                court                                               5/8/98       Tax lien
   HEALTCHARE                 A/C &              defaultfinal      12/11/00      FL     Broward         #BK 28178      in the
 CORPORATION OF          Refrigeration,            judgment                              County          PG 200       amount of
SOUTHERN FLORIDA         Inc.(Plaintiff)              for                                                              $809.62
                                                    $809.62
      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
      UTAH


                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
      UTAH                         JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            11/17/00      UT     of State
      UTAH

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                Salt Lake
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/21/00      UT      County
      UTAH                         JUDGMENTS FOUND.

      CORAM
  HEALTHCARE OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 WYOMING, L.L.C.               FOUND WITHIN THE UPDATE.            12/6/00              of State

      CORAM                    NO FINANCING STATEMENTS,
  HEALTHCARE OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 WYOMING, L.L.C.                   JUDGMENTS FOUND.                                      County

      CORAM
  HEALTHCARE OF                NO FINANCING STATEMENTS             7/5/00-       WY    Secretary
 WYOMING, L.L.C.               FOUND WITHIN THE UPDATE.            12/21/00             of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
      CORAM                   FEDERAL/STATE TAX LIENS OR           7/5/00-              Natrona
  HEALTHCARE OF                 JUDGMENTS FOUND WITHIN             12/19/00      WY      County
 WYOMING, L.L.C.                     THE UPDATE.


      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
 SOUTH CAROLINA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
 SOUTH CAROLINA                    JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/12/00      SC     of State
 SOUTH CAROLINA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                Charleston
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      SC      County
 SOUTH CAROLINA                    JUDGMENTS FOUND.

      CORAM
   HOMECARE OF                 NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 MINNESOTA, INC.               FOUND WITHIN THE UPDATE.            12/6/00              of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM                    NO FINANCING STATEMENTS,
   HOMECARE OF                FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 MINNESOTA, INC.                   JUDGMENTS FOUND.                                      County

      CORAM
   HOMECARE OF                 NO FINANCING STATEMENTS             7/5/00-       MN    Secretary
 MINNESOTA, INC.               FOUND WITHIN THE UPDATE.            12/15/00             of State

      CORAM                    NO FINANCING STATEMENTS,
   HOMECARE OF                FEDERAL/STATE TAX LIENS OR           12/19/00      MN      Dakota
 MINNESOTA, INC.                   JUDGMENTS FOUND.                                      County

    CORAM INC                  NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
                               FOUND WITHIN THE UPDATE.            12/6/00              of State

                               NO FINANCING STATEMENTS,
    CORAM INC                 FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
                                   JUDGMENTS FOUND.                                      County
      CORAM
     SERVICE                   NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
   CORPORATION                 FOUND WITHIN THE UPDATE.            12/6/00              of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------



      CORAM                    NO FINANCING STATEMENTS,
     SERVICE                  FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
   CORPORATION                     JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH      1 PARTIAL RELEASE FOUND WITHIN THE UPDATE.   7/5/00-       CA    Secretary
 SERVICES, INC.                                                    12/5/00              of State


                                                Blanket lien
                                               with a partial
                                               release of all
                                             of the transferred
                                                 assets as
                                               defined in the
                           Foothill            Asset Purchase
                           Capital               Agreement,
 CURAFLEX HEALTH         Corporation,           dated as of                                                              Partial
 SERVICES, INC.            as Agent            June 9, 2000,       7/5/00-             Secretary          8/21/98       Release #
1125 17th Street,        11111 Santa           by and between      12/5/00       CA     of State       #199823660584   2000217C0128
   Suite 2100            Monica Blvd.            Curaflex,                                                            filed 8/2/00.
Denver, CO 80202          Suite 1500               Coram
                         Los Angeles,            Healthcare
                           CA 90025             Corporation,
                                                 Curascript
                                               Pharmacy,Inc.,
                                               Curascript PBM
                                               Services, Inc.
                                               and GTCR Fund
                                                  VI, L.P.



                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      CA       Kern
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/6/00              of State


                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       IL    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/01/00             of State

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      IL       Cook
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS                           MO    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.                                 of State

                               NO FINANCING STATEMENTS,                                   St.
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/18/00      MO      Louis
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                      1 FINANCING STATEMENT AND NO FEDERAL/STATE                          St.
 CURAFLEX HEALTH                     TAX LIENS OR                   8/4/95       MO      Louis
 SERVICES, INC.                    JUDGMENTS FOUND.                                       City

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                           Chemical
                           Bank, as                                                                       8/4/95
 CURAFLEX HEALTH          Collateral                                                                    #4957 This
 SERVICES, INC.            Agent 200                                                   St. Louis          filing
  4362 Forrest              Jericho             Blanket lien        8/4/95       MO       City           probably
 Park Avenue St.          Quadrangle                                                                     lapsed on
 Louis, Mo 63108          Jericho, NY                                                                    8/25/00.
                             11753

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       WI    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/12/00             of State

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/18/00      WI      Oneida
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/21/00      WI    Outagarnie
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/26/00      WI     Portage
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

    HOME CARE                        NO FINANCING                  11/30/00      CO    Secretary
   HAWAII, LLP                    STATEMENTS FOUND.                                     of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------    -------           -------

                               NO FINANCING STATEMENTS,
    HOME CARE                 FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
   HAWAII, LLP                     JUDGMENTS FOUND.                                      County

    HOME CARE                        NO FINANCING                  12/15/00      HI    Secretary
   HAWAII, LLP                    STATEMENTS FOUND.                                     of State

                               NO FINANCING STATEMENTS,
    HOME CARE                 FEDERAL/STATE TAX LIENS OR           12/15/00      HI     Honolulu
   HAWAII, LLP                     JUDGMENTS FOUND.                                      County

T2 MEDICAL, INC.               NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
                               FOUND WITHIN THE UPDATE.            12/6/00              of State

                               NO FINANCING STATEMENTS,
T2 MEDICAL, INC.              FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
                                   JUDGMENTS FOUND.                                      County

T2 MEDICAL, INC.               NO FINANCING STATEMENTS             7/5/00-       SC    Secretary
                               FOUND WITHIN THE UPDATE.            12/12/00             of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
T2 MEDICAL, INC.              FEDERAL/STATE TAX LIENS OR           12/12/00      SC    Greenville
                                   JUDGMENTS FOUND.                                      County

                      NO FINANCING STATEMENTS,FEDERAL/STATE TAX
T2 MEDICAL, INC.                       LIENS OR                    12/11/00      SC     Richland
                                   JUDGMENTS FOUND.                                      County



  ** SIMILAR NAMES FOUND WHILE SEARCHING JURISDICTIONS.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------  -------
    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & STATE TAX LIENS       12-01-00 to     AZ     Secretary of
   SERVICES, INC.         FOUND WITHIN THE UPDATE PERIOD.                  12/6/01                 State


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     AZ      Maricopa
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          10/10/01                County

    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     AZ      Prima County
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/7/01


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CA     Secretary of
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/5/01                  State


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CA      San Diego
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/5/01                 County

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------- -------
   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND        12-01-00 to     CO    Central Index
SERVICES, INC.                WITHIN THE UPDATE PERIOD.                   12-03-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CO      Arapahoe
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12-03-01                County

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CO    Denver County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12-04-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & State Tax Liens       12-01-00 to     CT    Secretary of
SERVICES, INC.             FOUND WITHIN THE UPDATE PERIOD.                12-05-01                State

   CORAM
ALTERNATE SITE       NO RECORD OF JUDGMENTS FOUND WITHIN THE             12-01-00 to     CT    Central Index
SERVICES, INC.                   UPDATE PERIOD.                           12-06-01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------- -------
   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND
SERVICES, INC.            WITHIN THE UPDATE PERIOD. SEE ATTACHED         12-01-00 to     DE    Secretary of
                     CERTIFICATE. (COPIES HEREBY PROVIDED WERE FILED      11/7/01                 State
                              PRIOR TO UPDATE RECORD.)

   CORAM
ALTERNATE SITE       FOOTHILL CAPITAL CORPORATION
SERVICES, INC.       11111 SANTA MONICA BLVD., STE.      BLANKET LIEN    Prior to
1125 17TH Street,    1500 LOS ANGELES, CA 90025                           search               Secretary of     8/21/98
Suite 2100                                                                 date                   State         9837459-
Denver, CO 80202                                                                                                0000000
                                                                         12-01-00 to     FL    Secretary of
                                                                          15/5/01                 State
   CORAM                                                                  (ucc/jud)
ALTERNATE SITE        NO RECORD OF UCC'S, FEDERAL TAX LIENS &            12-01-00 to
SERVICES, INC.       JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.            11/30/01
                                                                           (jud)

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     FL     Duval County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/8/01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC FILINGS FOUND WITHIN THE           12-01-00 to     GA    Central Index
SERVICES, INC.                  UPDATE PERIOD.                            10/31/01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001





                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------     ------     -------
   CORAM
ALTERNATE SITE        NO RECORD OF FEDERAL/STATE TAX LIENS &             12-01-01 to     GA     Cobb County
SERVICES, INC.       JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.           12-06-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND        12-01-00 to     IA     Secretary of
SERVICES, INC.               WITHIN THE UPDATE PERIOD.                   10-16-01                  State

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     IA     Scott County
SERVICES, INC.          JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.        12-14-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & STATE TAX LIENS       12-01-00 to     ID     Secretary of
SERVICES, INC.              FOUND WITHIN THE UPDATE PERIOD.              12-07-01                  State

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     ID      Ada County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.         12-03-01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND         12-01-00 to     IL     Secretary of
SERVICES, INC.                WITHIN THE UPDATE PERIOD.                   12/7/01                  State


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &        12-01-00 to     IL     Cook County
SERVICES, INC.        JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.           12/6/01


   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND WITHIN THE            12-01-00 to     IN     Secretary of
SERVICES, INC.           UPDATE PERIOD. SEE ATTACHED CERTIFICATE.         12/6/01                  State



   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &        12-01-00 to     IN     Allen county
SERVICES, INC.          JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.         10/26/01

                                                                         12-01-00 to
                                                                          12/10/01
                                                                            (ucc)
                                                                         12-01-00 to     IN     Marion County
   CORAM                                                                  12/3/01
ALTERNATE SITE      NO RECORD OF UCC'S,  FEDERAL & STATE TAX LIENS          (ftl)
SERVICES, INC.          FOUND WITHING THE UPDATE PERIOD.                 12-01-00 to
                                                                          12/6/01
                                                                          (stl/jud)


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                            SEARCH                                 ORIGINAL FILE
                                                           THROUGH                                    DATE AND     RELATED
   DEBTOR           SECURED PARTY      COLLATERAL           DATE          STATE     JURISDICTION       NUMBER      FILINGS
   ------           -------------      ----------          -------        -----     ------------   -------------   -------
   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX       12-01-00 to      KS       Secretary of
SERVICES, INC.    LIENS FOUND WITHIN THE UPDATE DATE       12-05-01                   State
                             PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE       12-01-00 to      KS         Johnson
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN       12-06-01                   County
                        THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE       12-01-00 to      KS        Sedgwick
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN       10-25-01 to                County
                        THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND        12-01-00 to     LA      Central Index
SERVICES, INC.        WITHIN THE UPDATE PERIOD.            12-04-01


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE     12-01-00 to     LA       St. Charles
SERVICES, INC.     TAX LIENS & JUDGMENTS FOUND WITHIN       11-30-01                  Parish
                         THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                       SEARCH                              ORIGINAL FILE
                                                                       THROUGH                                DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                 DATE      STATE    JURISDICTION        NUMBER     FILINGS
   ------           -------------            ----------              -----------  -----    -------------   -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MI     Secretary of
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE                1-30-01                State
                                PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & State              12-01-00 to    MI     Kent County
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               12-03-01
                                PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MI     Wayne County
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               09-10-01
                                PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MN     Central Index
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               12-03-01
                                PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF FEDERAL/STATE TAX LIENS             12-01-00 to    MN      Clay County
SERVICES, INC        & JUDGMENTS FOUND WITHIN THE UPDATE             12-04-01
                                PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                   SEARCH                                 ORIGINAL FILE
                                                                   THROUGH                                   DATE AND       RELATED
   DEBTOR           SECURED PARTY            COLLATERAL             DATE          STATE    JURISDICTION       NUMBER        FILINGS
   ------           -------------            ----------          -----------      -----    ------------   -------------     -------
   CORAM
ALTERNATE SITE      NO RECORD OF FEDERAL/STATE TAX LIENS         12-01-00 to        MN     Dakota County
SERVICES, INC.         & JUDGMENTS FOUND WITHIN THE              12-05-01
                               UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND               12-01-00 to        MO     Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                  10-08-01                      State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE          12-01-00 to        MO       St. Louis
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE           06-30-01                     County
                              PERIOD.                             (ucc)
                                                                 12-01-01 to
                                                                 10-10-01
                                                                 (ftl/stl)
                                                                 12-01-00 to
                                                                 11-29-01
                                                                   (jud)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX LIENS       12-01-00 to        NC      Secretary of
SERVICES, INC.       FOUND WITHIN THE UPDATE DATE                11-30-01                      State
                              PERIOD.                              (ucc)
                                                                 12-01-00 to
                                                                 12-06-01
                                                                   (ftl)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX             12-01-00 to        NC        Buncombe
SERVICES, INC.       LIENS FOUND WITHIN THE UPDATE               11-30-01                      County
                              PERIOD.                              (ucc)
                                                                 12-01-00 to
                                                                 12-06-01
                                                               (ftl/stl/jud)

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                      SEARCH                                  ORIGINAL FILE
                                                                      THROUGH                                   DATE AND     RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                DATE            STATE   JURISDICTION      NUMBER      FILINGS
   ------           -------------            ----------           --------------       -----   -------------  -------------  -------
   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Craven County
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                  (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Mecklenburg
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01                      County
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                   (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Wake County
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                  (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC FILINGS FOUND                   12-01-00 to         NE     Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                     12-10-01                       State

   CORAM
ALTERNATE SITE     NO RECORD OF UCC, FEDERAL/STATE TAX              12-01-00 to         NE       Douglas
SERVICES, INC.      LIENS & JUDGMENTS FOUND WITHIN THE              11-28-01                      County
                             UPDATE PERIOD.

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                         SEARCH                               ORIGINAL FILE
                                                                         THROUGH                                 DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                   DATE         STATE    JURISDICTION      NUMBER     FILINGS
   ------           -------------            ----------                -----------     -----    ------------- -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                     12-01-00 to       NJ      Secretary of
SERVICES, INC.       WITHIN THE UPDATE PERIOD. SEE                     11-29-01                     State
                         ATTACHED CERTIFICATE.

   CORAM
ALTERNATE SITE      NO RECORD OF STATE TAX LIENS &                     12-01-00 to       NJ     Central Index
SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE                  12-05-01
                               PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC, FEDERAL/STATE TAX                12-01-00 to       NJ     Passaic County
SERVICES, INC.       LIENS & JUDGMENTS FOUND WITHIN THE                10-30-01
                            UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                     12-01-00 to       NM      Secretary of
SERVICES, INC.           WITHIN THE UPDATE PERIOD.                     12-03-01                     State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC, FEDERAL/STATE TAX                12-01-00 to       NM       Bernalillo
SERVICES, INC.      LIENS & JUDGMENTS FOUND WITHIN THE                 12-03-01                     County
                            UPDATE PERIOD.

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                       SEARCH                                ORIGINAL FILE
                                                                       THROUGH                                  DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                 DATE           STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------              -----------       -----    ------------ -------------  -------
   CORAM
ALTERNATE SITE    NO RECORD OF UCC FILINGS FOUND                     12-01-00 to        OH      Secretary of
SERVICES, INC.       WITHIN THE UPDATE PERIOD.                       11-30-01                      State


   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OH        Hamilton
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 12-06-01                      County
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OK        Oklahoma
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 12-07-01                   County Clerk
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL & State                12-01-00 to        OR      Secretary of
SERVICES, INC.     TAX LIENS FOUND WITHIN THE UPDATE                 12-05-01                      State
                             PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OR       Washington
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 09-29-01                      County
                           THE UPDATE PERIOD.                      (ucc/ftl/stl)
                                                                     12-01-00 tp
                                                                     12-03-01
                                                                       (jud)

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                          SEARCH                              ORIGINAL FILE
                                                                          THROUGH                                DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION      NUMBER     FILINGS
   ------           -------------            ----------                 -----------    -----    ------------- -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                      12-01-00 to      PA      Secretary of
SERVICES, INC.         WITHIN THE UPDATE PERIOD.                        11-14-01                    State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      PA     Butler County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  12-04-01
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      PA     Chester County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  11-05-01
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                      12-01-00 to      TN      Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                         12-10-01                     State


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      TN        Davidson
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  12-08-01                    County
                        THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                  SEARCH                               ORIGINAL FILE
                                                                  THROUGH                                DATE AND       RELATED
   DEBTOR           SECURED PARTY            COLLATERAL            DATE       STATE    JURISDICTION       NUMBER        FILINGS
   ------           -------------            ----------         ----------    -----    ------------    -------------    -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TN     Shelby County
SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN         10-10-01
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TN       Washington
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          12-08-01                  County
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to      TX      Secretary of
SERVICES, INC.         LIENS FOUND WITHIN THE UPDATE            09-30-01                    State
                               PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TX     El Paso County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          06-30-01
                          THE UPDATE PERIOD.                    (ucc)
                                                                12-01-00 to
                                                                12-02-01
                                                              (ftl/stl/jud)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TX     Harris County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          12-04-01
                          THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                       SEARCH                                ORIGINAL FILE
                                                                      THROUGH                                   DATE AND    RELATED
   DEBTOR               SECURED PARTY            COLLATERAL             DATE         STATE    JURISDICTION       NUMBER     FILINGS
   ------               -------------            ----------          -----------     -----    ------------   -------------  -------
   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to       TX     Travis County
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN          11-30-01
                               THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to       WA      Secretary of
SERVICES, INC.           LIENS FOUND WITHIN THE UPDATE PERIOD.       10-24-01                      State


   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to       WA      King County
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN          12-03-01
                               THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to       WI     Central Index
SERVICES, INC.           LIENS FOUND WITHIN THE UPDATE               10-31-01
                                   PERIOD.

   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-01 to       WI        Waukesha
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN THE      12-07-01                     County
                                   UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
   CORAM ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND    12-01-00 to    WV      Secretary of
      SERVICES, INC.         WITHIN THE UPDATE PERIOD. SEE       12-07-01                State
                             ATTACHED CERTIFICATE. (FILINGS
                          HEREBY ATTACHED WERE RECORDED PRIOR
                                   TO UPDATE PERIOD)

  CORAM ALT ERNATE SITE    Foothill Capital    Blanket lien      Prior to     WV      Secretary of       8/24/98
      SERVICES, INC.       Corporation, as                     search date.              State           0501179
 1125 17th Street,               Agent
      Suite 2100              11111 Santa
   Denver, CO 80202          Monica Blvd.,
                              Suite 1500
                        Los Angeles, CA 90025

   CORAM ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    WV        Kanawha
      SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-11-01                County
                                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       12-03-01
                                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
       CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                   THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       11-07-01                State
                           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    IL      Secretary of
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       12-07-01                State
                                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    IL      Lake County
       CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    10-23-01
                                   THE UPDATE PERIOD.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    AL      Secretary of
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     12-03-01                State
         ALABAMA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    AL     Shelby County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-12-01
         ALABAMA                   THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         ALABAMA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         ALABAMA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         ALABAMA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         FLORIDA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         FLORIDA                   THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         FLORIDA           PERIOD. SEE ATTACHED CERTIFICATE.

    CORAM HEALTHCARE        NO RECORD OF UCC'S, FEDERAL TAX    12-01-00 to    FL      Secretary of
      CORPORATION OF       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01                State
         FLORIDA                     UPDATE PERIOD.             (ucc/jud)
                                                               12-01-00 to
                                                                 11-30-01
                                                                  (jud)

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    FL      Hillsborough
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01                County
         FLORIDA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
       GREATER D.C.                THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
       GREATER D.C.        PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MD      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-05-01                State
       GREATER D.C.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MD         Howard
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     11-30-01                County
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    VA      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-26-01                State
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    VA     Fairfax County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-27-01
       GREATER D.C.                THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
     GREATER NEW YORK                   PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NY      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-07-01                State
     GREATER NEW YORK      PERIOD. SEE ATTACHED CERTIFICATE.
                          (FILINGS HEREBY PROVIDED WERE FILED
                                    PRIOR TO UPDATE)

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       7/20/98
      CORPORATION OF       Corporation, as                     search date               State           154672
     GREATER NEW YORK           Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       8/20/98
      CORPORATION OF       Corporation, as                     search date               State           179889
     GREATER NEW YORK           Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY     Nassau County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY        New York
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-28-01                County
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY        Onondaga
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01                County
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
   CORPORATION OF IDAHO               LIENS FOUND.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
   CORPORATION OF IDAHO       TAX LIENS & JUDGMENTS FOUND.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
   CORPORATION OF IDAHO        LIENS FOUND. SEE ATTACHED                                 State
                                      CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         INDIANA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         INDIANA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
         INDIANA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    IN      Secretary of
      CORPORATION OF         WITHIN THE UPDATE PERIOD. SEE       12-06-01                State
         INDIANA                 ATTACHED CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    IN      Lake County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01
         INDIANA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         KENTUCKY                       PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         KENTUCKY                  THE UPDATE PERIOD.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    KY      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-06-01                State
         KENTUCKY

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    OH      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         11-30-01                State
         KENTUCKY


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    OH        Hamilton
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
         KENTUCKY                  THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
      MASSACHUSETTS                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
      MASSACHUSETTS                THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
      MASSACHUSETTS        PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MA      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF STATE TAX LIENS FOUND  12-01-00 to    MA      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MA       Hopkinton
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-10-01                 Town
      MASSACHUSETTS

     CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    MA       Middlesex
      CORPORATION OF               THE UPDATE PERIOD.            12-07-01                County
      MASSACHUSETTS                                                                  (Registry and
                                                                                        Superior
                                                                                         Court)

     CORAM HEALTHCARE        NO RECORD OF FEDERAL TAX LIENS    12-01-00 to    MA      USDC-Boston
      CORPORATION OF        FOUND WITHIN THE UPDATE PERIOD.      12-07-01
      MASSACHUSETTS

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    RI      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    RI      Kent County
      CORPORATION OF               THE UPDATE PERIOD.            12-10-01
      MASSACHUSETTS

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    RI      Warwick Town
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01
      MASSACHUSETTS                THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
        MICHIGAN                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
         MICHIGAN          PERIOD. SEE ATTACHED CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MI      Secretary of
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     11-30-01                State
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MI     Ingham County
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     12-06-01
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
       MISSISSIPPI                      PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
       MISSISSIPPI         PERIOD. SEE ATTACHED CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    MS      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-10-01                State
       MISSISSIPPI                      PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    MS      Hinds County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01            (1st District)
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    MS      Hinds County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01            (2nd District)
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
          NEVADA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          NEVADA                   THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         NEVA DA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NV      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-06-01                State
          NEVADA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NV      Clark County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    07-10-01
          NEVADA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NV         Washoe
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-10-01                County
          NEVADA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
    CORPORATION OF NEW       LIENS FOUND WITHIN THE UPDATE       12-03-01
           YORK                         PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
           YORK                    THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NY      Secretary of
    CORPORATION OF NEW       LIENS FOUND WITHIN THE UPDATE       12-07-01                State
           YORK            PERIOD. SEE ATTACHED CERTIFICATE.
                          (FILINGS HEREBY PROVIDED WERE FILED
                                    PRIOR TO UPDATE)

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       8/20/98
    CORPORATION OF NEW       Corporation,                      search date               State           179890
           YORK               as Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY     Albany County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
           YORK                    THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY      Erie County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01
           YORK                    THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       12-03-01
          TEXAS                         PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF NORTH    TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          TEXAS                    THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       11-12-01                State
          TEXAS            PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    TX      Secretary of
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       09-30-01                State
          TEXAS                         PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    TX     Dallas County
   CORPORATION OF NORTH    TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01
          TEXAS                    THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Secretary of
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA        Alameda
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA       Sacramento
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
   NORTHERN CALIFORNIA                  PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
   NORTHERN CALIFORNIA     PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF RHODE      LIENS FOUND WITHIN THE UPDATE       12-03-01
          ISLAND                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF RHODE    TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          ISLAND                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
  CORPORATION OF RHODE       LIENS FOUND WITHIN THE UPDATE       11-12-01                State
          ISLAND           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    RI      Secretary of
   CORPORATION OF RHODE        WITHIN THE UPDATE PERIOD.         12-07-01                State
          ISLAND


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    RI      Kent County
  CORPORATION OF               THE UPDATE PERIOD            12-10-01
   RHODE ISLAND

 CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    RI      Warwick Town
  CORPORATION OF     TAX LIENS & JUDGMENTS FOUND WITHIN    11-07-01
   RHODE ISLAND                THE UPDATE PERIOD.

 CORAM HEALTHCARE     ONE (1) UCC FILING FOUND; NO RECORD   12/03/2001    CO     Central Index
  CORPORATION OF        OF FEDERAL TAX LIENS FOUND.
  SOUTH CAROLINA

 CORAM HEALTHCARE      Foothill Capital    Blanket lien     12/03/2001    CO     Central Index      08/21/1998
  CORPORATION OF         Corporation,                                                              #19982053943
  SOUTH CAROLNA           as Agent
 1125 17TH Street,      11111 Santa
   Suite 2100             Monica Blvd.,
 Denver, CO 80202         Suite 1500
                       Los Angeles, CA
                            90025

CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
  CORPORATION OF        TAX LIENS & JUDGMENTS FOUND.
 SOUTH CAROLINA

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX     11/12/01      DE      Secretary of
  CORPORATION OF            LIENS FOUND. SEE ATTACHED                                  State
  SOUTH CAROLINA                   CERTIFICATE.

 CORAM HEALTHCARE         THREE (3) UCC FILINGS FOUND.       11/21/2001    SC      Secretary of
  CORPORATION OF                                                                       State
  SOUTH CAROLINA

 CORAM HEALTHCARE      Foothill Capital    Blanket lien      11/21/2001    SC      Secretary of      08/21/1998
  CORPORATION OF         Corporation,                                                 State           #980829-
SOUTH CAROLINA, INC.       as Agent                                                                   140321A
 1125 17TH Street,       11111 Santa
   Suite 2100           Monica Blvd.,
 Denver, CO 80202        Suite 1500
                       Los Angeles, CA
                            90025

 CORAM HEALTHCARE      Foothill Capital   Blanket lien with  11/21/2001    SC      Secretary of     08/21/1998     Partial Rel
  CORPORATION OF         Corporation,     a partial release                            State          #980821-       12-10-98
  SOUTH CAROLINA           as Agent       of all inventory                                            140348A
 1125 17TH Street,       11111 Santa     of medical, office
    Suite 2100          Monica Blvd.,    and other supplies,
 Denver, CO 80202        Suite 1500       equipment, tools,
                       Los Angeles, CA   contracts, licenses,
                            90025         files, documents,
                                         computer programs,
                                          personnel records,
                                           patient charts
                                             and records.

 CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE     11/29/2001    SC       Charleston
  CORPORATION OF         TAX LIENS & JUDGMENTS FOUND.                                 County
  SOUTH CAROLINA

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Secretary of
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Los Angeles
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-27-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     Orange County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-20-01
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     San Bernardino
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-20-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     Santa Barbara
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
SOUTHERN CALIFORNIA                  PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
SOUTHERN CALIFORNIA     PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF             LIENS FOUND WITHIN THE          12-03-01
  SOUTHERN FLORIDA                UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
  SOUTHERN FLORIDA              THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
  SOUTHERN FLORIDA      PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE       NO RECORD OF UCC'S, FEDERAL TAX    12-01-00 to    FL      Secretary of
   CORPORATION OF       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01                State
  SOUTHERN FLORIDA                UPDATE PERIOD.             (ucc/jud)
                                                            12-01-00 to
                                                              11-30-01
                                                               (jud)

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    FL        Broward
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    10-30-01                County
  SOUTHERN FLORIDA              THE UPDATE PERIOD.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
CORPORATION OF UTAH           LIENS FOUND WITHIN THE          12-03-01
                                  UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
CORPORATION OF UTAH     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
CORPORATION OF UTAH       LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    UT      Secretary of
CORPORATION OF UTAH         WITHIN THE UPDATE PERIOD.         12-03-01                State

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    UT       Salt lake
CORPORATION OF UTAH     TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
                                THE UPDATE PERIOD.

CORAM HEALTHCARE OF      NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   WYOMING, LL.C.             LIENS FOUND WITHIN THE          12-03-01
                                   UPDATE PERIOD.

CORAM HEALTHCARE OF     NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   WYOMING, LL.C.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HEALTHCARE OF      NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   WYOMING, LL.C.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

CORAM HEALTHCARE OF       NO RECORD OF UCC FILINGS FOUND    12-01-00 to    WY      Secretary of
   WYOMING, LL.C.           WITHIN THE UPDATE PERIOD.         12-10-01                State

CORAM HEALTHCARE OF     NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    WY        Natrona
   WYOMING, LL.C.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01                County
                                THE UPDATE PERIOD.

CORAM HEALTHCARE/       NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001     CO     Central Index
  CAROLINA HOME                    LIENS FOUND.
   THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
  CAROLINA HOME            TAX LIENS & JUDGMENTS FOUND.
   THERAPEUTICS

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HEALTHCARE/        NO RECORD OF UCC FILINGS FOUND.     11/21/2001    SC      Secretary of
 CAROLINA HOME                                                                         State
  THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE    11/29/2001    SC       Greenville
 CAROLINA HOME             TAX LIENS & JUDGMENTS FOUND.                               County
  THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE    11/30/2001    SC        Richland
 CAROLINA HOME             TAX LIENS & JUDGMENTS FOUND.                               County
  THERAPEUTICS

CORAM HOMECARE OF       NO RECORD OF UCC'S & FEDERAL TAX     12-11-01      MN      Secretary of
   ILLINOIS, INC.                  LIENS FOUND.                                       State

CORAM HOMECARE OF       NO RECORD OF UCC'S, FEDERAL TAX     12-01-00 to    CO     Central Index
  MINNESOTA, INC.           LIENS FOUND WITHIN THE            12-03-01
                                UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HOMECARE OF      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
 MINNESOTA, INC.          TAX LIENS & JUDGMENTS FOUND.       12-04-01

CORAM HOMECARE OF       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
 MINNESOTA, INC.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                       PERIOD. SEE ATTACHED CERTIFICATE.

CORAM HOMECARE OF     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MN     Central Index
 MINNESOTA, INC.       TAX LIENS FOUND WITHIN THE UPDATE     12-03-01
                                    PERIOD.

CORAM HOMECARE OF        NO RECORD OF FEDERAL/STATE TAX    12-01-00 to    MN     Dakota County
 MINNESOTA, INC.       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01
                                 UPDATE PERIOD.

   CORAM, INC.          NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                         LIENS FOUND WITHIN THE UPDATE       12-03-01
                                    PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                               SEARCH                               ORIGINAL FILE
                                                               THROUGH                                 DATE AND       RELATED
        DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
---------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
     CORAM, INC.         NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                 THE UPDATE PERIOD.

     CORAM, INC.          NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                           LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                         PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM INDEPENDENT       NO RECORD OF UCC'S & FEDERAL TAX     12-13-01     NY      Secretary of
PRACTICE ASSOCIATION,               LIENS FOUND.                                       State
         INC.

   CORAM PHYSICIAN        NO RECORD OF UCC'S & FEDERAL TAX    12-03-2001    CO     Central Index
    SERVICES, INC.                  LIENS FOUND.

   CORAM PHYSICIAN       NO RECORD OF UCC'S, FEDERAL/STATE    11-23-2001    CO     Denver County
    SERVICES, INC.          TAX LIENS & JUDGMENTS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM PHYSICIAN        NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
  SERVICES, INC.           LIENS FOUND. SEE ATTACHED                                 State
                                  CERTIFICATE.

CORAM PRESCRIPTION      NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
  SERVICES, INC.                  LIENS FOUND.

CORAM PRESCRIPTION     NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
  SERVICES, INC.          TAX LIENS & JUDGMENTS FOUND.

  CORAM RESOURCE        NO RECORD OF UCC'S & FEDERAL TAX     11-12-01     DE      Secretary of
  NETWORK, INC.                   LIENS FOUND.                                       State

CORAM PRESCRIPTION      NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
  SERVICES, INC.           LIENS FOUND. SEE ATTACHED                                 State
                                  CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM SERVICE         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION               LIENS FOUND WITHIN THE         12-03-01
                                  UPDATE PERIOD.

  CORAM SERVICE        NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                               THE UPDATE PERIOD.

  CORAM SERVICE         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION           LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                       PERIOD. SEE ATTACHED CERTIFICATE.

CTI NETWORK, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                             LIENS FOUND WITHIN THE         12-03-01
                                  UPDATE PERIOD.

CTI NETWORK, INC.      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                               THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CTI NETWORK, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                          LIENS FOUND WITHIN THE UPDATE      11-12-01                 State
                        PERIOD. SEE ATTACHED CERTIFICATE.

 CURAFLEX HEALTH         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   SERVICES, INC.            LIENS FOUND WITHIN THE          12-03-01
                                   UPDATE PERIOD.

  CURAFLEX HEALTH       NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN   12-04-01
                                THE UPDATE PERIOD.

  CURAFLEX HEALTH        NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   SERVICES, INC.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

 FAIRAX HEMATOLOGY-      NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
ONCOLOGY ASSOCIATES,               LIENS FOUND.
        INC.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
      DEBTOR            SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 FAIRAX HEMATOLOGY-     NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
ONCOLOGY ASSOCIATES,       TAX LIENS & JUDGMENTS FOUND.
         INC.

 FAIRAX HEMATOLOGY-      NO RECORD OF UCC'S & FEDERAL TAX    11/26/2001    VA      Secretary of
ONCOLOGY ASSOCIATES,               LIENS FOUND.                                       State
        INC.

HEALTHINFUSION, INC.   ONE (1) UCC FILING FOUND; NO RECORD   12/03/2001    CO     Central Index
                           OF FEDERAL TAX LIENS FOUND.

HEALTHINFUSION, INC     Foothill Capital    Blanket lien      12/03/01     CO     Central Index     08/21/1998
 1125 17TH Street,        Corporation,                                                             #19982053960
     Suite 2100             as Agent
 Denver, CO 80202          11111 Santa
                          Monica Blvd.,
                           Suite 1500
                        Los Angeles, CA
                             90025

HEALTHINFUSION, INC.    NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
                           TAX LIENS & JUDGMENTS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
HEALTHINFUSION, INC.   THREE (3) UCC FILINGS FOUND UNDER A    12-05-01     FL      Secretary of
                        SIMILAR NAME; NO RECORD OF FEDERAL   (ucc/jud)                State
                           TAX LIENS & JUDGMENTS FOUND.       11-30-01
                                                               (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)                State        #970000073233
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)                State        #970000073235
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)               State         #970000073237
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

   H.M.S.S., INC.        NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
                                   LIENS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                               SEARCH                               ORIGINAL FILE
                                                               THROUGH                                 DATE AND       RELATED
       DEBTOR            SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
---------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
    H.M.S.S., INC.       NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
                            TAX LIENS & JUDGMENTS FOUND.

    H.M.S.S., INC.        NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
                             LIENS FOUND. SEE ATTACHED                                 State
                                    CERTIFICATE.

HOME CARE HAWAII, LLP     NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                              LIENS FOUND WITHIN THE          12-03-01
                                  UPDATE PERIOD.

HOME CARE HAWAII, LLP    NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                 THE UPDATE PERIOD.

HOME CARE HAWAII, LLP    NO RECORD OF UCC'S, FEDERAL/STATE   12/01/00 to    HI      Secretary of
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
                                 THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                            SEARCH                               ORIGINAL FILE
                                                            THROUGH                                 DATE AND       RELATED
      DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
T2 MEDICAL, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                            LIENS FOUND WITHIN THE         12-03-01
                                UPDATE PERIOD.

T2 MEDICAL, INC.      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                      TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                              THE UPDATE PERIOD.

T2 MEDICAL, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                          LIENS FOUND. SEE ATTACHED         11-12-01                State
                                 CERTIFICATE.

                                 SCHEDULE 5.2(f)

                             PERMITTED INDEBTEDNESS


Notes Payable:

         Accreditation Commission for
         Health Care, Inc                                           $    134,934

         Cognitive Design Associates                                     130,000

                                                                    $    264,934
                                                                    ============
Earnouts Payable (Curaflex Health Guarantee):

         TBOB Enterprises, Inc.                                     $  1,268,417
                                                                    ============

Capital Lease Obligations:

         NTFC - Phone Equipment - Lansing, MI                       $      9,004        A
         NTFC - Phone Equipment - Plainview, NY                            8,498        A
                                                                    ------------

                                                                    $     17,502
                                                                    ============

Proposed Additional Indebtedness in 2003
Stationary Pump Purchase                                                                B
Insurance Premium Financing Agreement                        $3,000,000 estimate        C
                                                             ===================
Potential IRS Note                                                                      D



A.       Payments during November and December 2002 may reduce this balance.

B. The Company may finance all or part of its proposed stationary pump purchase listed on Schedule 5.2(a).

C. Estimate of a short-term Insurance Premium Finance Agreement. The Company will likely enter into such an agreement in the second quarter of 2003 with monthly payments thereunder into the fourth quarter of 2003.

D. As noted in section (1) of Schedule 4.14, Litigation, T(2) Medical, Inc. ("T(2)") and Holdings are currently attempting to negotiate an installment payment plan for their settlement with the Internal Revenue Service ("IRS"). Such installment payment plan may require a note payable in favor of the IRS. The amount of such note payable would vary based on the terms of any such installment payment plan.

                                    Exhibit A

                           Amended and Restated Bylaws

                                   CORAM, INC.

                                     BYLAWS
                   (AMENDED AND RESTATED ON DECEMBER 31, 2002)

                                   ARTICLE 1
                                    OFFICES

                  Section 1.1 Registered Office. The Corporation shall maintain in the State of Delaware a registered office that may, but need not be, the same as its place of business, and a registered agent whose business office is identical with such registered office.

                  Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the business of the Corporation may require.

                                    ARTICLE 2
                                      STOCK

                  Section 2.1 Form of Stock Certificates. Stock shall be represented by certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock shall be set forth in full or summarized on the face or back of the certificates; provided, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirement, there may be set forth on the face or back of the certificates a statement that the Corporation will furnish without charge to each stockholder, who so requests, the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock.

                  Section 2.1.1 Signing of Certificates. Certificates representing stock of the Corporation shall be signed by the appropriate officers and may be sealed with the seal or a facsimile of the seal of the Corporation.

                  Section 2.1.2 Identification of Stockholders. The name and address of each stockholder, the number and class of stock held and the date on which the stock was issued shall be entered on the books of the Corporation. The person in whose name stock stands on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                  Section 2.2 Lost, Stolen or Destroyed Certificates. If a certificate representing stock has been lost, stolen or destroyed, the Board of Directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon satisfaction of any conditions or requirements it may impose.

                  Section 2.3 Transfers of Stock. Transfers of stock of the Corporation shall be recorded on the books of the Corporation.

                                    ARTICLE 3
                                  STOCKHOLDERS

                  Section 3.1 Annual Meeting. Subject to Section 3.11, the annual meeting of the stockholders for the election of directors and the transaction of any other proper business shall be held at such date and time as the Board of Directors shall determine.

                  Section 3.2 Special Meetings. Subject to Section 3.11, a special meeting of the stockholders may be called by the Chairman of the Board of Directors or the President, or by the Board of Directors or by the stockholders of the Corporation holding at least fifty percent (50%) of the combined voting power of the then outstanding shares of the Corporation's stock entitled to vote at such meeting (voting as a single class).

                  Section 3.3 Place of Meeting. The Board of Directors may designate any place as the place of meeting for any annual or special meeting of the stockholders. In the absence of such designation, the place of meeting shall be the principal place of business of the Corporation.

                  Section 3.4 Notice of Meetings. For all meetings of stockholders, a written notice of the meeting shall be delivered to each stockholder of record entitled to vote at such meeting, which notice shall state the place, date and hour of the meeting. For all special meetings and when and as otherwise required by law, the notice shall state the purpose or purposes of the meeting. The notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall be deemed to have been delivered when sent by registered mail or by confirmed telex or telecopy, directed to the stockholder at his or her address as it appears in the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken and the adjournment is for not more than thirty (30) days, unless otherwise required by law.

                  Section 3.5 Quorum. The holders of a majority of the outstanding stock of the Corporation entitled to vote on a matter, present in person or represented by proxy, shall be necessary to constitute a quorum for consideration of such matter at any meeting of the stockholders unless a greater or lesser number is required by the Certificate of Incorporation. At any adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting, unless otherwise required by law. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at a meeting, unless otherwise required by law. If a quorum shall fail to attend any meeting, the Chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place and time.

                  Section 3.6 Manner of Acting. The affirmative vote of a majority of the stock represented at a meeting and entitled to vote on a matter at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law or the Certificate of Incorporation. Each stockholder shall have the number of votes for every share of stock entitled to vote which is registered in his name on the record date for the meeting as provided by the rights of such shares, except as otherwise provided herein or required by law.

                  Section 3.7 Fixing of Record Date. If no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the close of business on the day before the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. If a record date is specifically set for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten
(10) days immediately preceding such meeting or such action. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                  Section 3.8 Proxies. A stockholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. An appointment of a proxy is revocable by the stockholder unless the appointment form states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.

                  Section 3.9 Consent of Stockholders in Lieu of Meeting. Subject to Section 3.11, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  Section 3.10 Notice to Stockholders Not Consenting. Prompt notice of the taking of corporate action without a meeting by less than unanimous consent shall be given in writing to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any Section of the General Corporation Law of the State of Delaware if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such other Section shall state, in lieu of any statement required by such Section concerning any vote of stockholders, that written consent has been given in accordance with the provisions of said Section and that written notice to non-consenting stockholders has been given as provided in this Bylaw.

                  Section 3.11 Special CHC Board Approval. Prior to the giving of a notice for a stockholders meeting, or the distribution of a stockholders written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director or other person to appoint or remove any of the members of the Board of Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation and bylaws of the Corporation or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation, such stockholders meeting or stockholders written consent, must be approved in writing by a majority of the independent members of the Board of Directors of Coram Healthcare Corporation ("CHC") prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent.

                                    ARTICLE 4
                                    DIRECTORS

                  Section 4.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

                  Section 4.2 Number, Tenure and Resignation. The authorized number of directors of the Corporation shall be not less than two (2) nor more than seven (7) (of which the holders of the Series A Preferred Stock of the Corporation shall be entitled to elect up to a number of directors that constitutes less than half of the total directors, but such number shall not be more than two (2) during such time that any shares of the Series A Preferred Stock are outstanding prior to a Triggering Event), and such number may be changed from time to time within such specified limit by a duly adopted resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director (unless such decrease results in the holders of the Series A Preferred Stock having elected half or more of the directors of the Corporation in which case the term of one or more of the directors elected by the holders of the Series A Preferred Stock shall be immediately terminated in order to bring the number of directors of the Corporation elected by the holders of the Series A Preferred Stock to less than half of the total directors of the Corporation). The directors of the Corporation shall be elected by a plurality vote of the shares of the Corporation's stock represented in person or by proxy at the annual meeting of the stockholders and entitled to vote on the election of directors of the Corporation. Each director shall hold office until the last to occur of the next annual meeting of stockholders or until his successor shall have been elected and qualified, or until his earlier written resignation or removal in the manner herein provided. A director may resign at any time by written notice to the Board of Directors, its Chairman, the President or the Secretary. The resignation is effective on the date it bears, or its designated effective date. For purposes of these Bylaws, "Triggering Event" means, at any time (from and after April 13, 2002), the earliest to occur of the following:

                  (i) a plan of reorganization for the Corporation and/or CHC is substantially consummated (as defined in 11 U.S.C. Section 1101(2));

                  (ii) the giving of a notice for a stockholders meeting (other than a stockholders meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board of Directors and/or as the Chief Executive Officer of CHC), or the distribution of a stockholders written consent, of either the Corporation or CHC (provided that, with respect to a stockholders meeting or a stockholders written consent of the Corporation, such stockholders meeting or stockholders written consent has been approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC, or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or bylaws of the Corporation or CHC, or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation;

                  (iii) the giving of a notice for a meeting of the Board of Directors (other than a Board of Directors meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board of Directors and/or as the Chief Executive Officer of CHC), or the distribution of a written consent of the Board of Directors, of either the Corporation or CHC (provided, that, with respect to a Board of Directors meeting or a Board of Directors written consent of the Corporation, such Board of Directors meeting or Board of Directors written consent has been approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such Board of Directors meeting or the distribution of such Board of Directors written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or bylaws of the Corporation or CHC, or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation; and

                  (iv) entry of an order of a court of competent jurisdiction (other than an order resulting from a motion of Cerberus Partners, L.P., Foothill Capital Corporation, Goldman, Sachs & Co. or any of their Affiliates) compelling a stockholders meeting or a Board of Directors meeting of the Corporation or CHC, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or the bylaws of the Corporation or CHC or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation.

                  Section 4.3 Quorum and Manner of Acting. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, the Chairman of the meeting or a majority of the directors who are present at the meeting may adjourn the meeting to another place and time.

                  Section 4.4 Manner of Acting. The act of a majority of the directors shall be the act of the Board of Directors, unless the act of a greater number is required by law or these Bylaws.

                  Section 4.5 Vacancies. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of stockholders called for that purpose. The Board of Directors may appoint a director to fill a vacancy at any regular or special meeting of the Board of Directors to hold office until a meeting of stockholders is held. A director elected by the stockholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected.

                  Section 4.6 Removal of Directors. One or more of the directors may be removed, with or without cause, at a meeting of stockholders, by the affirmative vote of the holders of a majority of the outstanding stock then entitled to vote at an election of directors. No director shall be removed at a meeting of stockholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice. Only the named director or directors may be removed at such meeting.

                  Section 4.7 Regular Meetings. Subject to Section 4.14, a regular meeting of the Board of Directors shall be held without other notice than this Bylaw, immediately after, and, at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the place, date and hour for the holding of additional regular meetings of the Board of Directors, without other notice than such resolution.

                  Section 4.8 Special Meetings. Subject to Section 4.14, special meetings of the Board of Directors may be called by or at the request of the President or a majority of the directors.

                  Section 4.9 Notice. Notice of any special meeting shall be given to each director at least ten (10) days prior to the meeting by written notice directed to each director at his or her place of business. Such notice shall be deemed to have been delivered when sent by registered mail, or by confirmed telex or telecopy, to each director at his or her business address. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 4.10 Committees. A majority of the directors by resolution may designate one or more committees, with any lawfully delegable power and authority, and appoint members of the Board of Directors to serve on the committee or committees. Each committee shall have one or more members, who serve at the pleasure of the Board of Directors. Each

Committee may determine the procedural rules for meeting and conducting business and shall act in accord therewith, except as otherwise provided herein or by law.

                  Section 4.11 Consent in Lieu of Meeting. Subject to Section 4.14, any action required by the General Corporation law of the State of Delaware to be taken at a meeting of the Board of Directors or any other action which may be taken at a meeting of the Board of Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all members of such committee, as the case may be, entitled to vote with respect thereto.

                  Section 4.12 Meeting by Conference Telephone. Members of the Board of Directors or any committee designated by such Board of Directors may participate in and act at any meeting of the Board of Directors or committee by means of conference telephone or other similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant hereto shall constitute presence in person at such meeting.

                  Section 4.13 Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

                  Section 4.14 Special CHC Board Approval. Prior to the giving of a notice for a Board of Directors meeting, or the distribution of a Board of Directors written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director or other person to appoint or remove any of the members of the Board of Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation, the bylaws of the Corporation, the Amended and Restated Certificate of Designation or the Series B Certificate of Designation, such Board of Directors meeting or Board of Directors written consent, must be approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such Board of Directors meeting or the distribution of such Board of Directors written consent.

                  Section 4.15 Amended and Restated Certificate of Designation. The Corporation filed a Certificate of Designation for Series A Preferred Stock with the Delaware Secretary of State on December 29, 2000, which has been amended by the Certificate of Amendment of Certificate of Designation filed with the Delaware Secretary of State on December 31, 2001 and by the Second Certificate of Amendment of Certificate of Designation filed with the Delaware Secretary of State on December 31, 2002 (the "Amended and Restated Certificate of Designation"). To the extent that these Bylaws conflict in any manner with
Section 5 of the Amended and Restated Certificate of Designation, Section 5 of the Amended and Restated Certificate of Designation shall govern and prevail.

                  Section 4.16 Series B Certificate of Designation. The Corporation filed a Certificate of Designation for Series B Cumulative Preferred Stock with the Delaware Secretary of State on December 31, 2002 (the "Series B Certificate of Designation"). To the extent that these Bylaws conflict in any manner with Section 5 of the Series B Certificate of Designation, Section 5 of the Series B Certificate of Designation shall govern and prevail.

                                    ARTICLE 5
                                    OFFICERS

                  Section 5.1 Number. The officers of the Corporation may be a Chairman of the Board, President, one or more Vice Presidents, which may be Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, a Secretary, a Chief Financial Officer, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected in accordance with the provisions of this Article 5.

                  Section 5.2 Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders, unless the authority to elect any officers is delegated herein. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as reasonably practicable. Subject to the provisions set forth in this Article 5, each officer shall hold office until the last to occur of the next annual meeting of the Board of Directors or until his successor is duly elected and has qualified. Election of an officer shall not, of itself, create contract rights.

                  Section 5.3 Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 5.4 Vacancies; New Offices. A vacancy occurring in any office may be filled and new offices may be created and filled, at any time, by the Board of Directors.

                  Section 5.5 Chairman of the Board. The Board of Directors may, from time to time, appoint a Chairman, who shall preside at all meetings of the stockholders and of the Board of Directors.

                  Section 5.6 President. The President shall be the chief executive officer of the Corporation. He or she shall be in charge of the day to day business and affairs of the Corporation, subject to the direction and control of the Board of Directors. In the absence of the Chairman of the Board, he or she shall preside at all meetings of the Board of Directors. He or she shall have the power to appoint such agents and employees as in his or her judgment may be necessary or proper for the transaction of the business of the Corporation. He or she may sign, on behalf of the Corporation, stock certificates, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed. He or she may vote on behalf of the Corporation, by proxy or otherwise, all securities which the Corporation is entitled to vote, and, in general, shall perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors. The President shall exercise the authority of the Board of Directors to elect a Treasurer and one or more Vice

Presidents, except that the President shall not exercise the authority of the Board of Directors to elect any Executive Vice President or Senior Vice President.

                  Section 5.7 Vice President(s). The Vice President, or in the event more than one Vice President is elected, each of the Vice Presidents (whether an Executive Vice President, Senior Vice President or Vice President), shall assist the President in the discharge of his or her duties as the President may direct, and shall perform such other duties as from time to time may be assigned to him or her (or them) by the President or the Board of Directors. In the absence of the President or in the event of his inability or refusal to act, the President's duties shall be performed, and the President's authority shall be exercised, by the following officers in the following order:
Executive Vice President, if elected; Senior Vice President, if elected; Vice President, if elected (or if more than one is elected, in the order of their election).

                  Section 5.8 Chief Financial Officer. The Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors; have charge of and be responsible for the maintenance of adequate books of account for the Corporation; and, in general perform all duties incident to the office of Chief Financial Officer and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him by the President, or the Board of Directors. The Chief Financial Officer shall exercise the authority of the Board of Directors to elect a Treasurer.

                  Section 5.9 Treasurer. The Treasurer shall assist the Chief Financial Officer in the discharge of his or her duties as the Chief Financial Officer may direct, and shall perform such other duties as from time to time may be assigned to him or her by the Chief Financial Officer, President or the Board of Directors. In the absence of the Chief Financial Officer, or in the event of his inability or refusal to act, the Treasurer shall perform the duties and exercise the authority of the Chief Financial Officer.

                  Section 5.10 Secretary. The Secretary shall keep the minutes of the stockholders' and the Board of Directors' meetings; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and for the seal of the Corporation; keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; sign with the President, or other authorized officer, stock certificates of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument; have general charge of the stock transfer books of the Corporation; and, in general perform all duties incident to the office of Secretary and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him or her by the President or the Board of Directors.

                  Section 5.11 Assistant Treasurers and Assistant Secretaries. The Board of Directors may elect one or more Assistant Treasurers and Assistant Secretaries. In the absence of the Treasurer or Chief Financial Officer, or in the event of his inability or refusal to act, the

Assistant Treasurer(s), in the order of their election, shall perform the duties and exercise the authority of the Treasurer or Chief Financial Officer. In the absence of the Secretary, or in the event of his inability or refusal to act, the Assistant Secretary(ies), in the order of their election, shall perform the duties and exercise the authority of the Secretary. The Assistant Treasurer(s) shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Treasurer(s) and Assistant Secretary(ies), in general, shall perform such other duties not inconsistent with these Bylaws as shall be assigned to them by the Treasurer (or Chief Financial Officer) or the Secretary, respectively, or by the President or the Board of Directors.

                  Section 5.12 Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors. No officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. All compensation shall be reasonable and solely for services rendered to the Corporation.

                                   ARTICLE 6
                                 FISCAL MATTERS

                  Section 6.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31st or on such other date as may be fixed by resolution of the Board of Directors.

                  Section 6.2 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 6.3 Loans and Indebtedness. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

                  Section 6.4 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation as the Board of Directors shall from time to time designate.

                  Section 6.5 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other deposits as the Board of Directors may select.

                                    ARTICLE 7
                                     GENERAL

                  Section 7.1 Dividends and Distributions. The Board of Directors, may from time to time declare or otherwise authorize and the Corporation may pay, dividends or other distributions on its outstanding stock in the manner and upon the terms, conditions and limitations provided by law or the Certificate of Incorporation (including without limitation any Certificate of Designation).

                  Section 7.2 Corporate Seal. The Board of Directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                  Section 7.3 Headings. Article or section headings are inserted herein only for convenience of reference and shall not be considered in the construction of any provision hereof.

                  Section 7.4 Amendment. These Bylaws may be amended, suspended or repealed in a manner consistent with law at any regular or special meeting of the Board of Directors by vote of a majority of the entire Board or at any stockholders meeting called and maintained in accordance herewith. Such amendment, suspension or repeal may evidence by resolution or otherwise as the Board may deem appropriate.

                  Section 7.5 Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account, information, statements or other records of the corporation, including reports made to the corporation by any of its directors, officers, employees or counsel, by an independent certified public accountant, or by an appraiser selected with reasonable care. An action shall not be considered taken in good faith if the director, committee member or officer has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

                                    ARTICLE 8
          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

                  Section 8.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article 8) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in

(including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"); provided, however, that, except as provided in Section
8.3 of this Article 8, the Corporation shall indemnify any such Agent seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Corporation's Board of Directors. The right to indemnification conferred in this
Article 8 shall be a contract right.

                  Section 8.2 Authority to Advance Expenses. Expenses incurred by an officer or director in defending a Proceeding (whether the basis of the Proceeding is an alleged action in an official capacity or in any other capacity while serving as a director or officer, including, without limitation, service to an employee benefit plan) shall be paid by the Corporation in advance of the final disposition of such Proceeding, provided, however, that such Expenses incurred by a director or officer in his capacity as a director or officer shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 8 or otherwise. Expenses incurred by other Agents of the Corporation may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the Corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

                  Section 8.3 Right of Claimant to Bring Suit. If a claim under
Section 8.1 or 8.2 of this Article 8 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. The burden of proof of such proceeding shall be on the claimant to establish that such claimant is entitled to be indemnified under this Article 8. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                  Section 8.4 Provisions Nonexclusive. The rights conferred on any person by this Article 8 shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding, such office. To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

                  Section 8.5 Authority to Insure. The Corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the Corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article 8.

                  Section 8.6 Survival of Rights. The rights provided by this
Article 8 shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  Section 8.7 Settlement of Claims. The Corporation shall not be liable to indemnify any Agent under this Article 8: (a) for any amounts paid in settlement of any action or claim effected without the Corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

                  Section 8.8 Effect of Amendment. Any amendment, repeal, or modification of this Article 8 shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification. This Section 8.8 shall not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is made in accordance with Section 7.4 hereof.

                  Section 8.9 Subrogation. In the event of payment under this
Article 8, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

                  Section 8.10 No Duplication of Payments. The Corporation shall not be liable under this Article 8 to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                    ARTICLE 9
                                     NOTICES

                  Section 9.1 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent, shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, by sending such notice by Federal Express or similar overnight courier, by sending such notice by prepaid telegram or mailgram or by sending such notice by telecopy or similar facsimile transmission. Any such notice shall be addressed to such stockholder, director, officer, employee, or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails, by overnight courier, by telegram or mailgram, or by telecopy or similar facsimile shall be the time of the giving of the notice.

                  Section 9.2 Waiver of Notice. Whenever any notice whatever is required to be given by law, the Certificate of Incorporation or under the provisions of these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at a meeting, whether of directors, stockholders or any other kind, by the person or persons entitled to such notice shall constitute waiver thereof, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                    Exhibit B

                 Amended and Restated Certificate of Designation

                                     SECOND
                            CERTIFICATE OF AMENDMENT
                                       OF
                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                       AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF
                                       OF
                                   CORAM, INC.


                  THIS SECOND AMENDED CERTIFICATE OF DESIGNATION (this "Certificate"), dated December 31, 2002, is being duly executed and filed to amend the Amended Certificate of Designation, dated December 31, 2001, of Coram, Inc., a Delaware corporation (the "Company"), for the Series A Preferred Stock under Section 242 of the General Corporation Law of the State of Delaware.

                  THE UNDERSIGNED, being duly authorized to execute and file this Certificate does hereby certify as follows:

         1. The original Certificate of Designation of the Company for the Series A Preferred Stock was filed on December 29, 2000 and the Amended Certificate of Designation was filed on December 31, 2001.

         2. This Certificate is being adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the "DGCL").

         3. The Amended Certificate of Designation of the Company for the Series A Preferred Stock is hereby amended in its entirety to read as follows:

                  Coram, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and its parent Coram Healthcare Corporation ("CHC") filed for relief under Chapter 11 of Title 11 of the United States Code, Sections 101, et seq . (the "Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which cases are jointly administered under In re Coram Healthcare Corporation, Case No. 00-3299 (MFW)(Jointly Administered). Arlin M. Adams was appointed Chapter 11 Trustee for the Company and CHC (the "Trustee") which appointment was approved by the Bankruptcy Court on March 7, 2002.

                  The Company hereby certifies that pursuant to the provisions of Section 242 of the DGCL and Sections 323 and 1108 of the Code, the Trustee, by written consent dated December 31, 2002, adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

                  WHEREAS, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the DGCL and in accordance with the provisions of its amended and restated Certificate of Incorporation, as filed with the Delaware Secretary of State (the "Secretary of State") on December 29, 2000 (the "Certificate of Incorporation"), the Board created a series of preferred stock designated as "Series A Preferred Stock" and fixed the relative rights, preferences, powers, qualifications, limitations and restrictions of such series in a Certificate of Designation, as filed with the Delaware Secretary of State on December 29, 2000 (the "Certificate of Designation") and thereafter amended by the Certificate of Amendment of Certificate of Designation filed with the Secretary of State on December 31, 2001 (the "Amended Certificate of Designation"); and

                  WHEREAS, the Board designated 1125 shares of Series A Preferred Stock pursuant to the Certificate of Designation and 2500 shares of Series A Preferred Stock pursuant to the Amended Certificate of Designation; and

                  WHEREAS, in order to maintain compliance with the provisions of certain physician self-referral laws (42 U.S.C. Section 1320a-7b and Section 1395nn, as from time to time amended, "Stark II") in 2001 and 2002, the Company entered into Exchange Agreements, dated as of December 29, 2000 (the "December 2000 Exchange Agreement") and December 31, 2001 (the "December 2001 Exchange Agreement"), with Cerberus Partners, L.P., Foothill Capital Corporation and Goldman Sachs Credit Partners L.P. (the "Noteholders"), pursuant to which the Noteholders exchanged certain indebtedness under the Series A Notes and the Series B Notes for their pro rata share of 905 shares of Series A Preferred Stock pursuant to the December 2000 Exchange Agreement (the "December 2000 Exchange") and for their pro rata share of 189.5705 shares of Series A Preferred Stock pursuant to the December 2001 Exchange Agreement (the "December 2001 Exchange"); and

                  WHEREAS, in order to maintain compliance with Stark II in 2003, the Trustee deems it to be in the best interests of the Company, its creditors, stockholders, employees and other interested parties, to enter into an additional Exchange Agreement (the "December 2002 Exchange Agreement"), pursuant to which the Noteholders will exchange additional indebtedness under the Series A Notes and the Series B Notes for their pro rata share of Series B Cumulative Preferred Stock (the "December 2002 Exchange Agreement"); and

                  WHEREAS, in furtherance of the consummation of the December 2002 Exchange Agreement, the Trustee deems it to be in the best interests of the Company and its creditors, stockholders, employees and other interested parties, to amend and restate in its entirety the Amended Certificate of Designation in the particulars as set forth in the Second Certificate of Amendment of the Certificate of Designation of the Company attached hereto as Exhibit A (the "Second Amended Certificate of Designation"); and

                  WHEREAS, in accordance with Sections 242 and 245 of the DGCL and Sections 323 and 1108 of the Code, the Trustee, declaring such Second Amended Certificate of Designation advisable, directs that such Second Amended Certificate of Designation be submitted to the Company's sole voting stockholder for consideration.

                  NOW, THEREFORE, BE IT

                  RESOLVED, that by the authority vested in the Trustee pursuant to Section 242 of the DGCL and Sections 323 and 1108 of the Code, and in accordance with the provisions of the Company's Certificate of Incorporation, the Trustee hereby authorizes and approves the Second Amended Certificate of Designation; and

                  FURTHER RESOLVED, that the Company's officers be, and they hereby are, authorized, empowered and directed to make, execute, deliver and file the Second Amended Certificate of Designation and any other necessary agreements, documents, instruments, certificates, authorizations and other papers in the name of, for and on behalf of the Company or otherwise, as they shall deem necessary, advisable, appropriate or expedient and to do all such acts and things and take such actions as shall be necessary or advisable to consummate the transactions authorized herein and otherwise to carry out the purpose and intent of the foregoing resolutions or actions contemplated thereby; and

         4. The Second Amended Certificate of Designation was duly adopted by the sole voting stockholder of the Company by written consent dated December 31, 2002 in accordance with Section 242 of the DGCL.

                  IN WITNESS WHEREOF, Coram, Inc. has caused this Certificate to be signed by an appropriate officer on this 31st day of December, 2002.



                                      /s/ SCOTT R. DANITZ
                                ------------------------------------------------

                                Name:  Scott R. Danitz
                                Title: Senior Vice President, Chief Financial Officer & Treasurer

                                    EXHIBIT A

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                                   CORAM, INC.


                  The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

         1. Definitions. For purposes of this Designation, the following definitions shall apply:

                  "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair market value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the fair market value of the Company (the "Company Value"), as determined by a nationally reputable appraisal firm or investment banking firm selected by the Company and the holders of the Common Stock (the "Company's Investment Banking Firm"), divided by the number of Fully Diluted Outstanding shares of Common Stock.

                  (i) The Required Holders shall have a period of 15 days after delivery of the Appraised Value to present in writing to the Company's Investment Bank (with a copy to the Company and the holders of the Common Stock) any objections the Required Holders may have to any of the matters set forth therein, which objections shall be set forth in reasonable detail. If no objections are raised within such 15-day period, the Company Value shall be deemed accepted and approved by the Required Holders, on the one hand, and by the Company and the holders of the Common Stock, on the other hand.

                  (ii) If the Required Holders shall raise any objections within such 15-day period, a nationally reputable appraisal firm or investment banking firm selected by the Required Holders (the "Required Holders' Investment Banking Firm") and the Company's Investment Banking Firm shall attempt to resolve the matter or matters in dispute and, if resolved, such firms shall send a joint notice to the Company, the holders of the Common Stock and the Required Holders, stating the manner in which the dispute was resolved, whereupon the confirmed or revised Company Value shall be final and binding on such parties.

                  (iii) If such dispute cannot be resolved by the Company and the holders of the Common Stock, on the one hand, and the Required Holders, on the other hand, nor by such Investment Banking Firms within 30 days after the date of the delivery of the objection by Required Holders, then the specific matters in dispute shall be submitted to a nationally reputable appraisal firm or investment banking firm mutually selected by the

         Company's Investment Banking Firm and the Required Holders' Investment Banking Firm (the "Mutual Investment Banking Firm"), which Mutual Investment Banking Firm shall make a final and binding determination as to such matter or matters. The Mutual Investment Banking Firm shall send its written determination to the Company, the holders of the Common Stock, the Required Holders, the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm. The Company's Investment Banking Firm shall then send to the Company, the holders of the Common Stock and the Required Holders a confirmation of the Company Value, as determined by the Mutual Investment Banking Firm, and the Required Holders' Investment Banking Firm shall send a letter to the Company, the holders of the Common Stock and the Required Holders confirming that such confirmed or revised Company Value is in accordance with such determination, whereupon the confirmed or revised Company Value shall be binding on such parties.

                  (iv) The parties hereto shall cooperate with each other and each other's authorized representatives and with Mutual Investment Banking Firm in order that any and all matters in dispute shall be resolved as soon as practicable and that a final determination of the Company Value and the Appraised Value shall be made.

                  "Board" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

                  "Common Stock" shall mean the common stock, $1.00 par value per share, of the Company.

                  "Company" shall mean Coram, Inc., a Delaware corporation.

                  "December 2000 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Persons named therein, as may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2001 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2002 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2002, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "Dividend Rate" shall mean a cumulative compound annual rate of 15%, calculated on a 360 day per year basis, based on the actual number of days elapsed.

                  "Event of Default" shall have the meaning assigned to it in the Exchange Agreements.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "Exchange Agreements" shall mean the December 2000 Exchange Agreement, the December 2001 Exchange Agreement and the December 2002 Exchange Agreement.

                  "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the exercise or conversion of options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share (other than shares of Common Stock issuable by the Company as a dividend, prior to such issuance).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Liquidation Preference" shall mean $120,802 per share.

                  "Noteholders" shall have the meaning assigned to it in the Exchange Agreements.

                  "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of more than 50% of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than the Noteholders, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

                  "Original Issue Date" shall mean, with respect to any issuance of shares of Preferred Stock, the date of the original issuance of such shares of Preferred Stock.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, or department thereof), and shall include any successor (by merger or otherwise) of such entity.

                   "Preferred Stock" shall refer to shares of Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Redemption Date" shall mean the date on which any shares of Preferred Stock are redeemed by the Company.

                  "Redemption Price" has the meaning set forth in Section 6(a) of this Certificate of Designation.

                  "Required Holders" shall mean the holders of all of the outstanding shares of Preferred Stock.

                  "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                  "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or Nasdaq market, a day on which such exchange or market is open for the transaction of business.

                  "Vote Multiple" has the meaning set forth in Section 5(a) of this Certificate of Designation.

         2. Designation; Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series A Preferred Stock" and the number of shares of Series A Preferred Stock designated hereby shall be 2,500 shares.

         3. Dividends.

                  (a) So long as any shares of Preferred Stock shall be outstanding, the holders of such Preferred Stock shall be entitled to receive out of any funds legally available therefor, preferential dividends at the Dividend Rate on the Liquidation Preference hereunder, payable quarterly on the last Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends.

                  (b) The dividend will be payable (i) prior to the effective date of a Chapter 11 plan of reorganization with respect to the Company, in the form of additional shares of Preferred Stock having a Liquidation Preference equal to such dividend amount, or (ii) following the effective date of a Chapter 11 plan of reorganization with respect to the Company and at the Company's election, in cash or in shares of Common Stock having an Appraised Value equal to such cash dividend payment.

                  (c) So long as any shares of Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid.

                  (d) Notwithstanding anything to the contrary contained herein, if, on any date, an Event of Default shall have occurred and be continuing, whether or not by reason of the absence of legally available funds therefor, then the Dividend Rate on the shares of Preferred Stock shall be increased to a compound annual rate of 16%, for as long as such Event of Default is continuing.

         4. Liquidation Rights of Preferred Stock.

                  (a) In the event of any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Preferred Stock with respect to the payment of dividends or distribution of assets on the sale, liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any sale, liquidation, dissolution or winding up consummated.

                  (b) If upon any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Preferred Stock, based on the full preferential amounts for the number of shares of Preferred Stock held by each holder.

                  (c) After payment to the holders of Preferred Stock of the amounts set forth in Section 4(a), the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any preferred stock of the Company entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock and Preferred Stock, in proportion to their ownership of such shares.

         5. Voting Rights. In addition to any voting rights provided by law (which rights, except as may be prohibited by law, are subject to the provisions for dilution and the limitations set forth in Section 5(a) hereof), the holders of shares of Preferred Stock shall have the following voting rights:

                  (a) Subject to the provisions for dilution and the limitations hereinafter set forth, so long as any of the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. The number of votes which a holder of Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided (which adjustment is subject to the limitations set forth in this Section 5(a)), is hereinafter referred to as the "Vote Multiple," which, as of the first of the Original Issue Dates, will be equal to one per each share of Preferred Stock. In the event the Company shall at any time after the first of the Original Issue Dates declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or issue additional shares of Common Stock at a purchase price which is less than the Appraised Value of such shares on the date of issuance, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock and Preferred Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Preferred Stock that were outstanding immediately prior to such event. Notwithstanding the foregoing or any other provision to the contrary set forth in the Certificate of Incorporation or By-laws of the Company or this Certificate of Designation or in any other document relating to the voting rights of the holders of the shares of the Preferred Stock, the "Vote Multiple" applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast shall at all times be adjusted to the extent necessary to ensure that the holders of all shares of Preferred Stock and all shares of Series B Preferred Stock combined shall not be entitled to cast more than 49% of the votes on any matter voted on by the holders of the shares of Common Stock, the holders of Series B Preferred Stock and the holders of the shares of Preferred Stock, voting together as a single class.

                  (b) The unanimous affirmative vote of all of the shares of Preferred Stock, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to:

                  (i) authorize, adopt or approve an amendment to the Certificate of Incorporation or By-laws of the Company or an amendment to this Certificate of Designation that would have one of the following results: (A) reduce the stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (B) change the place or currency of payment or stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (C) impair the right to institute suit for the enforcement of any payment on or with respect to the Preferred Stock, or (D) reduce the percentage of outstanding shares of Preferred Stock necessary to modify or amend the terms hereof or to grant waivers;

                  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Preferred Stock, or issue any securities convertible into, or exchangeable for, such shares, except shares of Common Stock and shares of Preferred Stock issued in lieu of cash dividends in accordance with this Certificate; or

                  (iii) take any action which would result in an Organic Change.

                  (c) The holders of shares of Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect up to a number of directors that constitutes less than half of the total number of directors of the Company; provided, however, that if the holders of shares of Preferred Stock do not elect any directors to the Board, then each holder shall have the right to appoint an observer to the Board.

                  (d) The foregoing rights of holders of shares of Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders. If (A) the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the By-laws of the Company, or (B) vacancies shall exist in the offices of directors elected by the holders of Preferred Stock, a proper officer of the Company, upon the written request of the holders of record of at least ten percent (10%) of the shares of Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Preferred Stock, for the purpose of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least ten percent (10%) of the outstanding shares of Preferred Stock may designate in writing one of their members to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

                  (e) Subject to the proviso in Section 4.2 of the By-laws of the Company, any vacancy occurring in the office of director elected by the holders of Preferred Stock may be filled by the remaining director(s) elected by the holders of Preferred Stock unless and until such vacancy shall be filled by the holders of Preferred Stock. The term of office of the directors elected by the holders of Preferred Stock shall terminate upon the election of their successors at any meeting of the holders of the shares of Preferred Stock held for the purpose of electing directors.

                  (f) Subject to the proviso in Section 4.2 of the By-laws of the Company, the directors elected by the holders of shares of Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Preferred Stock. A special meeting of the holders of shares of Preferred Stock may be called in accordance with the procedures set forth in
Section 5(d) above.

         6. Redemption of Preferred Stock.

                  (a) The Company may, at any time, redeem, and the holders of the outstanding Preferred Stock shall sell to the Company, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), all or a portion of the outstanding Preferred Stock.

                  (b) (i) At least thirty (30) days prior to the date fixed for the redemption of the Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

                      (1) the number of shares of Preferred Stock held by the holder that the Company intends to redeem;

                      (2) the date fixed for redemption and the Redemption Price; and

                      (3) that the holder is to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares of Preferred Stock to be redeemed.

                  (ii) On or before the Redemption Date, each holder of Preferred Stock shall surrender the certificate or certificates representing such shares of Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) Dividends on the Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date.

                  (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

                  (e) The Company may not otherwise redeem or repurchase the Preferred Stock.

         7. Certain Covenants. Any registered holder of Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         8. No Reissuance of Preferred Stock. No Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

         9. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 1675 Broadway, Suite 900, Denver, CO 80202 or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Preferred Stock at their addresses appearing on the books of the Company.

                                    Exhibit C

                       Series B Certificate of Designation

                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                       AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF
                                       OF
                                   CORAM, INC.


                  Coram, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and its parent Coram Healthcare Corporation ("CHC") filed for relief under Chapter 11 of Title 11 of the United States Code, Sections 101, et seq. (the "Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which cases are jointly administered under In re Coram Healthcare Corporation, Case No. 00-3299 (MFW)(Jointly Administered). Arlin M. Adams was appointed Chapter 11 Trustee for the Company and CHC (the "Trustee") which appointment was approved by the Bankruptcy Court on March 7, 2002.

                  The Company hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law ("DGCL") and Sections 323 and 1108 of the Code, the Trustee, by written consent dated December 31, 2002, adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

                  WHEREAS, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the DGCL and in accordance with the provisions of its amended and restated Certificate of Incorporation, as filed with the Delaware Secretary of State on December 29, 2000 (the "Certificate of Incorporation"), the Board created a series of preferred stock designated as "Series A Preferred Stock" and fixed the relative rights, preferences, powers, qualifications, limitations and restrictions of such series in a Certificate of Designation, as filed with the Delaware Secretary of State (the "Secretary of State") on December 29, 2000 and thereafter amended by the Certificate of Amendment of Certificate of Designation filed with the Secretary of State on December 31, 2001 and the Second Certificate of Amendment of Certificate of Designation filed with the Secretary of State on December 31, 2002 (the "Second Amended Certificate of Designation"); and

                  WHEREAS, the Board designated 1125 shares of Series A Preferred Stock pursuant to the Certificate of Designation and 2500 shares of Series A Preferred Stock pursuant to the Amended Certificate of Designation; and

                  WHEREAS, in order to maintain compliance with the provisions of certain physician self-referral laws (42 U.S.C. Section 1320a-7b and Section 1395nn, as from time to time amended, "Stark II") in 2001 and 2002, the Company entered into Exchange Agreements, dated as of December 29, 2000 (the "December 2000 Exchange Agreement") and December 31, 2001 (the "December 2001 Exchange Agreement"), with Cerberus Partners, L.P., Foothill Capital Corporation and Goldman Sachs Credit Partners L.P. (the "Noteholders"), pursuant to which the Noteholders exchanged certain indebtedness under the Series A Notes and the Series B Notes for their pro rata share of 905 shares of Series A Preferred Stock pursuant to the December 2000

Exchange Agreement (the "December 2000 Exchange") and for their pro rata share of 189.5705 shares of Series A Preferred Stock pursuant to the December 2001 Exchange Agreement (the "December 2001 Exchange"); and

                  WHEREAS, in order to maintain compliance with Stark II in 2003, the Trustee deems it to be in the best interests of the Company, its creditors, stockholders, employees and other interested parties, to enter into an additional Exchange Agreement (the "December 2002 Exchange Agreement"), pursuant to which the Noteholders will exchange additional indebtedness under the Series A Notes and the Series B Notes for their pro rata share of Series B Cumulative Preferred Stock (the "Series B Preferred Stock") (as set forth below); and

                  WHEREAS, in order to effectuate the issuance of the Series B Preferred Stock and in furtherance of the consummation of the December 2002 Exchange Agreement, the Trustee deems it to be in the best interests of the Company and its creditors, stockholders, employees and other interested parties, to create a series of preferred stock designated as "Series B Cumulative Preferred Stock" with certain rights, designations, preferences, qualifications and/or restrictions as set forth in the Certificate of Designation of the Company attached hereto as Exhibit A (the "Series B Certificate of Designation"); and

                  WHEREAS, in accordance with Section 151 of the DGCL and Sections 323 and 1108 of the Code, the Trustee, declaring such Series B Certificate of Designation advisable, directs that such Series B Certificate of Designation be submitted to the Company's sole voting stockholder for consideration.

                  NOW, THEREFORE, BE IT

                  RESOLVED, that by the authority vested in the Trustee pursuant to Section 151 of the DGCL and Sections 323 and 1108 of the Code, and in accordance with the provisions of the Company's Certificate of Incorporation, a class of preferred stock of the Company to be known as "Series B Cumulative Preferred Stock" be, and it hereby is, created and provided for, and the Trustee hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitation of such class in the particulars as set forth in the Series B Certificate of Designation; and

                  FURTHER RESOLVED, that the Company's officers be, and they hereby are, authorized, empowered and directed to make, execute, deliver and file the Series B Certificate of Designation and any other necessary agreements, documents, instruments, certificates, authorizations and other papers in the name of, for and on behalf of the Company or otherwise, as they shall deem necessary, advisable, appropriate or expedient and to do all such acts and things and take such actions as shall be necessary or advisable to consummate the transactions authorized herein and otherwise to carry out the purpose and intent of the foregoing resolutions or actions contemplated thereby.

                  IN WITNESS WHEREOF, Coram, Inc. has caused this Certificate to be signed by an appropriate officer on this 31st day of December, 2002.



                                     By:        /s/ SCOTT R. DANITZ
                                        ---------------------------

                                     Name:  Scott R. Danitz
                                     Title: Senior Vice President, Chief
                                     Financial Officer & Treasurer

                                    EXHIBIT A

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       OF
                       SERIES B CUMULATIVE PREFERRED STOCK
                                       OF
                                   CORAM, INC.


                  The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series B Cumulative Preferred Stock or the holders thereof are as follows:

         1. Definitions. For purposes of this Designation, the following definitions shall apply:

                  "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair market value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the fair market value of the Company (the "Company Value"), as determined by a nationally reputable appraisal firm or investment banking firm selected by the Company and the holders of the Common Stock (the "Company's Investment Banking Firm"), divided by the number of Fully Diluted Outstanding shares of Common Stock.

                  (i) The Required Holders shall have a period of 15 days after delivery of the Appraised Value to present in writing to the Company's Investment Bank (with a copy to the Company and the holders of the Common Stock) any objections the Required Holders may have to any of the matters set forth therein, which objections shall be set forth in reasonable detail. If no objections are raised within such 15-day period, the Company Value shall be deemed accepted and approved by the Required Holders, on the one hand, and by the Company and the holders of the Common Stock, on the other hand.

                  (ii) If the Required Holders shall raise any objections within such 15-day period, a nationally reputable appraisal firm or investment banking firm selected by the Required Holders (the "Required Holders' Investment Banking Firm") and the Company's Investment Banking Firm shall attempt to resolve the matter or matters in dispute and, if resolved, such firms shall send a joint notice to the Company, the holders of the Common Stock and the Required Holders, stating the manner in which the dispute was resolved, whereupon the confirmed or revised Company Value shall be final and binding on such parties.

                  (iii) If such dispute cannot be resolved by the Company and the holders of the Common Stock, on the one hand, and the Required Holders, on the other hand, nor by such Investment Banking Firms within 30 days after the date of the delivery of the objection by Required Holders, then the specific matters in dispute shall be submitted to a nationally reputable appraisal firm or investment banking firm mutually selected by the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm (the "Mutual Investment Banking Firm"), which Mutual Investment Banking Firm shall make a final and binding determination as to such matter or matters. The Mutual Investment Banking Firm shall send its written determination to the Company, the holders of the Common Stock, the Required Holders, the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm. The Company's Investment Banking Firm shall then send to the Company, the holders of the Common Stock and the Required Holders a confirmation of the Company Value, as determined by the Mutual Investment Banking Firm, and the Required Holders' Investment Banking Firm shall send a letter to the Company, the holders of the Common Stock and the Required Holders confirming that such confirmed or revised Company Value is in accordance with such determination, whereupon the confirmed or revised Company Value shall be binding on such parties.

                  (iv) The parties hereto shall cooperate with each other and each other's authorized representatives and with Mutual Investment Banking Firm in order that any and all matters in dispute shall be resolved as soon as practicable and that a final determination of the Company Value and the Appraised Value shall be made.

                  "Board" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

                  "Common Stock" shall mean the common stock, $1.00 par value per share, of the Company.

                  "Company" shall mean Coram, Inc., a Delaware corporation.

                  "December 2000 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Persons named therein, as may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2001 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2002 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2002, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "Dividend Rate" shall mean a cumulative compound annual rate of 15%, calculated on a 360 day per year basis, based on the actual number of days elapsed.

                  "Event of Default" shall have the meaning assigned to it in the Exchange Agreements.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "Exchange Agreements" shall mean the December 2000 Exchange Agreement, the December 2001 Exchange Agreement and the December 2002 Exchange Agreement.

                  "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the exercise or conversion of options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining fully diluted net income per share (other than shares of Common Stock issuable by the Company as a dividend, prior to such issuance).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Liquidation Preference" shall mean $120,802 per share.

                  "Noteholders" shall have the meaning assigned to it in the Exchange Agreements.

                  "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of more than 50% of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than the Noteholders, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

                  "Original Issue Date" shall mean, with respect to any issuance of shares of Preferred Stock, the date of the original issuance of such shares of Preferred Stock.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, or department thereof), and shall include any successor (by merger or otherwise) of such entity.

                   "Preferred Stock" shall refer to shares of Series B Cumulative Preferred Stock, $0.001 par value per share, of the Company.

                  "Redemption Date" shall mean the date on which any shares of Preferred Stock are redeemed by the Company.

                  "Redemption Price" has the meaning set forth in Section 6(a) of this Certificate of Designation.

                  "Required Holders" shall mean the holders of all of the outstanding shares of Preferred Stock.

                  "Second Amended and Restated Certificate of Designation" shall mean the Second Certificate of Amendment of Certificate of Designation of the Company, filed with the Delaware Secretary of State on December 31, 2002.

                  "Series A Preferred Stock" shall mean the shares of Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                  "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or Nasdaq market, a day on which such exchange or market is open for the transaction of business.

                  "Vote Multiple" has the meaning set forth in Section 5(a) of this Certificate of Designation.

         2. Designation; Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series B Cumulative Preferred Stock" and the number of shares of Series B Cumulative Preferred Stock designated hereby shall be 2,500 shares.

         3. Dividends.

                  (a) So long as any shares of Preferred Stock shall be outstanding, the holders of such Preferred Stock shall be entitled to receive out of any funds legally available therefor, preferential dividends at the Dividend Rate on the Liquidation Preference hereunder, payable quarterly on the last Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends. Any dividends payable according to this Section 3 shall be paid subsequent to any and all dividends which are payable to the holders of the Series A Preferred Stock pursuant to the terms and provisions of the Second Amended and Restated Certificate of Designation.

                  (b) The dividend will be payable (i) prior to the effective date of a Chapter 11 plan of reorganization with respect to the Company, in the form of additional shares of Preferred

Stock having a Liquidation Preference equal to such dividend amount, or (ii) following the effective date of a Chapter 11 plan of reorganization with respect to the Company and at the Company's election, in cash or in shares of Common Stock having an Appraised Value equal to such cash dividend payment.

                  (c) So long as any shares of Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid.

                  (d) Notwithstanding anything to the contrary contained herein, if, on any date, an Event of Default shall have occurred and be continuing, whether or not by reason of the absence of legally available funds therefor, then the Dividend Rate on the shares of Preferred Stock shall be increased to a compound annual rate of 16%, for as long as such Event of Default is continuing.

         4. Liquidation Rights of Preferred Stock.

                  (a) In the event of any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Preferred Stock then outstanding shall be entitled, after payment has been made to the holders of the Series A Preferred Stock pursuant to the terms and provisions of the Second Amended and Restated Certificate of Designation, to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Preferred Stock with respect to the payment of dividends or distribution of assets on the sale, liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any sale, liquidation, dissolution or winding up consummated.

                  (b) If upon any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock, after distribution has been made to the holders of the Series A Preferred Stock pursuant to the terms and provisions of the Second Amended and Restated Certificate of Designation, shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Preferred Stock, based on the full preferential amounts for the number of shares of Preferred Stock held by each holder.

                  (c) After payment to the holders of Preferred Stock of the amounts set forth in Section 4(a), the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any preferred stock of the Company entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock, Series A Preferred Stock and Preferred Stock, in proportion to their ownership of such shares.

         5. Voting Rights. In addition to any voting rights provided by law (which rights, except as may be prohibited by law, are subject to the provisions for dilution and the limitations set forth in Section 5(a) hereof), the holders of shares of Preferred Stock shall have the following voting rights:

                  (a) Subject to the provisions for dilution and the limitations hereinafter set forth, so long as any of the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. The number of votes which a holder of Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided (which adjustment is subject to the limitations set forth in this Section 5(a)), is hereinafter referred to as the "Vote Multiple," which, as of the first of the Original Issue Dates, will be equal to one per each share of Preferred Stock. In the event the Company shall at any time after the first of the Original Issue Dates declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or issue additional shares of Common Stock at a purchase price which is less than the Appraised Value of such shares on the date of issuance, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock, Series A Preferred Stock and Preferred Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock, Series A Preferred Stock and Preferred Stock that were outstanding immediately prior to such event. Notwithstanding the foregoing or any other provision to the contrary set forth in the Certificate of Incorporation or By-laws of the Company or this Certificate of Designation or in any other document relating to the voting rights of the holders of the shares of the Preferred Stock, the "Vote Multiple" applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast shall at all times be adjusted to the extent necessary to ensure that the holders of all shares of Preferred Stock and of all shares of Series A Preferred Stock combined shall not be entitled to cast more than 49% of the votes on any matter voted on by the holders of the shares of Common Stock, the holders of Series A Preferred Stock and the holders of the shares of Preferred Stock, voting together as a single class.

                  (b) The unanimous affirmative vote of all of the shares of Preferred Stock, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to:

                  (i) authorize, adopt or approve an amendment to the Certificate of Incorporation or By-laws of the Company or an amendment to this Certificate of Designation that would have one of the following results: (A) reduce the stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (B) change the place or currency of payment or stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (C) impair the right to institute suit for the enforcement of any payment on or with respect to the Preferred Stock, or (D) reduce the percentage of outstanding shares of Preferred Stock necessary to modify or amend the terms hereof or to grant waivers;

                  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Preferred Stock, or issue any securities convertible into, or exchangeable for, such shares, except shares of Common Stock and shares of Series A Preferred Stock and Preferred Stock issued in lieu of cash dividends in accordance with the Second Amended Certificate of Designation and this Series B Certificate of Designation, respectively; or

                  (iii) take any action which would result in an Organic Change.

                  (c) The foregoing rights of holders of shares of Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders. If the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the By-laws of the Company, a proper officer of the Company, upon the written request of the holders of record of at least ten percent (10%) of the shares of Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Preferred Stock, for any appropriate purpose pursuant to the DGCL of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least ten percent (10%) of the outstanding shares of Preferred Stock may designate in writing one of their members to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

         6. Redemption of Preferred Stock.

                  (a) The Company may, at any time, redeem, and the holders of the outstanding Preferred Stock shall sell to the Company, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), all or a portion of the outstanding Preferred Stock.

                  (b) (i) At least thirty (30) days prior to the date fixed for the redemption of the Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

                      (1) the number of shares of Preferred Stock held by the holder that the Company intends to redeem;

                      (2) the date fixed for redemption and the Redemption Price; and

                      (3) that the holder is to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares of Preferred Stock to be redeemed.

                  (ii) On or before the Redemption Date, each holder of Preferred Stock shall surrender the certificate or certificates representing such shares of Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) Dividends on the Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date.

                  (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

                  (e) The Company may not otherwise redeem or repurchase the Preferred Stock.

                  (f) The Company may not redeem or repurchase the Preferred Stock unless it will also or has previously redeemed or repurchased the Series A Preferred Stock.

         7. Certain Covenants. Any registered holder of Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         8. No Reissuance of Preferred Stock. No Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

         9. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 1675 Broadway, Suite 900, Denver, CO 80202 or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Preferred Stock at their addresses appearing on the books of the Company.

                                    Exhibit D

                 Opinion of Schnader Harrison Segal & Lewis LLP

                                December 31, 2002



Goldman Sachs Credit Partners L.P.
85 Broad Street, 6th Floor
New York, New York 10004

Foothill Capital Corporation
2450 Colorado Avenue
Santa Monica, California 90404

Cerberus Partners L.P.
450 Park Avenue, 28th Floor
New York, New York 10022

                         Re: Coram, Inc.

Ladies and Gentlemen:

                  Coram Healthcare Corporation, a Delaware corporation ("CHC") and its subsidiary Coram, Inc., a Delaware corporation (the "Company"), filed for relief under Chapter 11 of Title 11 of the United States Code, Sections 101, et seq., in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), which cases are jointly administered under In re Coram Healthcare Corporation, Case No. 00-3299 (MFW)(Jointly Administered). Arlin M. Adams was appointed Chapter 11 Trustee for the Company and CHC (the "Trustee"), which appointment was approved by the Bankruptcy Court on March 7, 2002.

                  We have acted as counsel for the Trustee in connection with the transactions contemplated by the Exchange Agreement, dated as of December 31, 2002 (the "Exchange Agreement"), by and among the Company, Goldman Sachs Credit Partners L.P., a Bermuda limited partnership ("Goldman"), Foothill Capital Corporation, a California corporation ("Foothill"), and Cerberus Partners L.P., a New York limited partnership ("Cerberus") (each of Goldman, Foothill and Cerberus a "Holder" and, collectively, the "Holders").

                  Capitalized terms used but not defined herein shall have, unless the context otherwise requires, the respective meanings assigned to them in the Exchange Agreement.

                  For purposes of this opinion, we have examined, among other things, the following documents, each dated as of the date hereof, unless otherwise specified:

                  (i) executed counterparts of the Exchange Agreement;

                  (ii) the Second Certificate of Amendment of Certificate of Designation of the Company filed with the Secretary of State of the State of Delaware on December 31, 2002;

Goldman Sachs Credit Partners L.P.
Foothill Capital Corporation
Cerberus Partners L.P.
December 31, 2002
Page 2


                  (iii) the Certificate of Designation for the Company for the Series B Cumulative Preferred Stock filed with the Secretary of State of the State of Delaware on December 31, 2002;

                  (iv) executed counterparts of the Stockholder Agreement, dated as of December 29, 2000, by and among the Company and Foothill, Cerberus and Goldman, Sachs & Co., a New York limited partnership, of Amendment No. 1 thereto, dated as of December 31, 2001, and of Amendment No. 2 thereto, dated as of December 31, 2002 ("Amendment No. 2 to the Stockholder Agreement");

                  (v) executed counterparts of the Amendment No. 6 to the Securities Exchange Agreement, dated as of December 31, 2002, by and among the Company, Coram Healthcare Corporation and the Holders;

                  (vi) executed counterparts of the Series B Senior Subordinated Convertible Notes, dated as of December 31, 2002 (the "December 2002 Notes"), in favor of the Holders;

                  (vii) copies certified as true and correct by an officer of the Company of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, as amended as of the date hereof (the "Charter Documents");

                  (viii) certificate of the Secretary of State of the State of Delaware attesting to, as of December 23, 2002, the legal existence and the good standing of the Company in the State of Delaware (the "Certificate");

                  (ix) the Order, dated December 27, 2002, entered by the United States Bankruptcy Court for the District of Delaware;

                  (x) copy of the order of the Bankruptcy Court dated March 7, 2002, appointing Arlin M. Adams as Trustee; and

                  (xi) copies certified as true and correct by an officer of the Company of resolutions by unanimous written consent of (a) the sole voting stockholder of the Company, dated December 31, 2002, (b) the Trustee acting for the sole voting stockholder of the Company, dated December 31, 2002, and (c) the Trustee acting for the Company, dated December 31, 2002, in each case relating to the issuance of the December 2002 Preferred Stock and related matters.

                  The documents, agreements and instruments referred to in paragraphs (i), (ii), (iii) and (v) above and Amendment No. 2 to the Stockholder Agreement are referred to herein as the "Transaction Documents."

                  In making such examination and in rendering the opinions set forth below, we have assumed the genuineness of all signatures (other than those of the Company), the authenticity of all documents submitted to us as originals, the conformity to original documents

Goldman Sachs Credit Partners L.P.
Foothill Capital Corporation
Cerberus Partners L.P.
December 31, 2002
Page 3


of all documents submitted to us as certified or photostat copies and the authenticity of the originals of such latter documents.

                  We have assumed that each of the parties to the Transaction Documents (other than the Company) has the power and authority and has taken the action necessary to authorize the execution and delivery of, and the performance of its obligations under, the Transaction Documents to which it is a party, that such Transaction Documents have been validly executed and delivered by each such party and are binding thereon, that no consent, approval, authorization, declaration or filing by or with any governmental commission, board or agency, which has not been obtained or made, is required for the valid execution or delivery by such party of, or the performance of obligations under, the Transaction Documents.

                  As to matters of fact, we have relied with your permission upon the representations and warranties made by the Company in the Transaction Documents and in certificates of public officials and of officers of the Company, and we have assumed that such representations and warranties and certificates are accurate, complete and valid as of the date hereof.

                  We have assumed with your permission that (i) the State of New York is the principal place of business of each of Goldman and Cerberus, and
(ii) the State of California is the principal place of business of Foothill.

                  The law covered by the opinions expressed herein is limited to the law of the State of New York, and the federal law of the United States, and, in respect of the opinions set forth in paragraphs 1 through 5 below, the General Corporation Law of the State of Delaware.

                  Based upon the foregoing, and subject to the exceptions, qualifications, limitations, assumptions and reliances stated herein, it is our opinion that:

                  1. Based solely on the Certificate, the Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  2. The Company has the corporate power and authority to (a) execute and deliver, and perform its obligations under, the Transaction Documents, and (b) execute and deliver the December 2002 Notes and issue the December 2002 Preferred Stock in exchange for the Exchange Notes in connection therewith. The execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The exchange of the December 2001 Notes for the December 2002 Notes and the December 2002 Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents and the December 2002 Notes has been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the Company's legal, valid and binding obligation enforceable against the Company in accordance with its terms.

Goldman Sachs Credit Partners L.P.
Foothill Capital Corporation
Cerberus Partners L.P.
December 31, 2002
Page 4


                  3. The execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents do not (a) violate any provision of the Charter Documents or (b) violate any statute, rule or regulation of any governmental authority of the United States or the State of New York, or any provision of the General Corporation Law of the State of Delaware, known to us to which the Company is subject.

                  4. The issuance, sale and delivery by the Company of the December 2002 Preferred Stock have been duly authorized by all requisite corporate action by the Company and, when sold and delivered in the manner contemplated by the Exchange Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable and free of (i) limitations on voting rights, options and other encumbrances, other than as specified in the Transaction Documents and Charter Documents, and (ii) to our knowledge (and without independent verification), any adverse claims.

                  5. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, which has not been obtained or made, is required for the execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents (except for notice filings that may be required by applicable state "blue sky" laws and federal securities laws).

                  6. Based upon the representations and warranties of the Company and the Holders in the Transaction Documents with respect to factual matters, it is not necessary in connection with the offer, sale and delivery of the December 2002 Preferred Stock and the December 2002 Notes to the Holders under the Exchange Agreement to register the December 2002 Preferred Stock and the December 2002 Notes under the Securities Act of 1933, as amended, or under any applicable state securities or "blue sky" laws (except for notice filings that may be required by applicable state "blue sky" laws and federal securities laws).

                  The opinions expressed herein are subject in all respect to the following further qualifications, limitations and exclusions:

                  a. The opinions set forth in paragraph 2 above with respect to enforceability are further subject to the effects of laws relating to fraudulent conveyances, transfers and obligations, including, without limitation, Bankruptcy Code Section 548, the Uniform Fraudulent Transfer Act and other laws in pari materia. Moreover, provisions of the Transaction Documents that permit the Holders to take action or make determinations, or to benefit from indemnities and similar undertakings of the Company, may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by any of the Holders that may give rise to a request for payment under any such indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith. The foregoing opinions with respect to enforceability are further qualified by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and by general principles of

Goldman Sachs Credit Partners L.P.
Foothill Capital Corporation
Cerberus Partners L.P.
December 31, 2002
Page 5


equity, public policy considerations, judicial discretion and general requirements of good faith and fair dealing and commercial reasonableness (regardless of whether such enforceability is a proceeding in equity or at law).

                  b. We express no opinion as to how the transaction contemplated by the Transaction Documents (the "Transaction") may be characterized or treated under the laws of the State of New York relating to licensure of home care service agencies or by any governmental agency, including without limitation the New York State Department of Health or the New York Public Health Council, charged with the enforcement of such laws. We further express no opinion as to the effect on the Company or its performance under the Transaction Documents of any governmental agency's failure to approve a change of ownership and/or control deemed to have resulted from the Transaction, including without limitation the Company's continued indirect ownership of Coram Healthcare Corporation of Greater New York, a New York corporation, and/or Coram Healthcare Corporation of New York, a New York corporation.

                  c. The enforceability of provisions in the Transaction Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances, including, but not limited to, principles of equity, whether applied by a court of law or equity.

                  d. We express no opinion as to any provisions in the Transaction Documents relating to the availability of specific performance, injunctive relief or any other equitable remedy, or concerning the enforceability of any waiver of any defenses or rights, jurisdiction or release of any party.

                  e. We express no opinion as to the enforceability of the indemnification provisions contained in any of the Transaction Documents insofar as said provisions contravene public policy or might require indemnification or payments with respect to any litigation against a party to any of the Transaction Documents determined adversely to the other party(ies) to such litigation, or any loss, cost or expense arising out of an indemnified party's gross negligence or willful misconduct or any violation by an indemnified party of statutory duties, general principles of equity or public policy.

                  f. Except as expressly set forth in paragraphs 5 and 6 above, no opinion is given as to the application of any securities laws.

                  g. Our opinions are issued as of the date hereof and are limited to the laws now in effect as to which our opinions relate and facts and circumstances in existence on the date hereof, and we assume no undertaking to advise you of any changes in the opinions expressed herein as a result of any change in any laws, facts or circumstances which may come to our attention after the date hereof.

Goldman Sachs Credit Partners L.P.
Foothill Capital Corporation
Cerberus Partners L.P.
December 31, 2002
Page 6


                  h. References in this opinion letter to matters "known to us," a statement made "to our knowledge" or words of similar import are intended to indicate that, during the course of our representation of the Trustee, no information that would give current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have had substantive involvement in the negotiation of the Transaction Documents. Furthermore, with your permission we have made no independent investigation of any such matter other than as set forth herein and no inferences to the contrary should be drawn from our representation of the Trustee in this matter.

                  i. We express no opinion as to the effect or applicability of the Bankruptcy Code or any order that may exist (now or in the future) in the proceedings relating to the bankruptcy case of the Company or its sole voting stockholder as to any provision in the Transaction Documents (or in any document or instrument entered into in connection therewith) including, but not limited to, any such provision relating to (1) the voting rights of the holders of the shares of Preferred Stock or (2) the number of members or composition of the Board of Directors of the Company that the holders of shares of the Preferred Stock have the right to elect.

                  The opinions expressed herein are limited to matters governed by the laws of the State of New York, the Delaware General Corporation Law in respect of the opinions set forth in paragraphs 1 through 5 above, and the Federal laws of the United States of America, and our opinions are limited accordingly. With respect to the opinions expressed in paragraphs 5 and 6 above, to the extent that they are governed by the laws of the State of California, our opinion is based solely upon our review of the pertinent provisions of the CCH Blue Sky Law Reporter as of the date hereof, and our opinions are further limited accordingly.

                  This opinion letter is furnished solely for your benefit in connection with matters relating to the Transaction Documents and may not be used or relied upon by any other person or entity for any other purpose whatsoever without in each instance our prior written consent.

                                               Very truly yours,

                                    /s/ SCHNADER HARRISON SEGAL & LEWIS LLP

                                        Schnader Harrison Segal & Lewis LLP

                                    Exhibit E

                       Opinion of Allen J. Marabito, Esq.

                                December 31, 2002



Goldman Sachs Capital Partners, L.P.
85 Broad Street, 6th Floor
New York, New York 10004

Foothill Capital Corporation
2450 Colorado Avenue
Santa Monica, California 90404

Cerberus Partners L.P.
450 Park Avenue, 28th Floor
New York, New York 10022

         Re:      Coram, Inc.

Ladies and Gentlemen:

I am the Executive Vice President and Interim General Counsel of Coram, Inc., a Delaware corporation (the "Company"). I am rendering this opinion in connection with the transactions contemplated by the Exchange Agreement dated as of the date hereof (the "Exchange Agreement") by and among the Company, and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership ("Goldman"), Foothill Capital Corporation, a California corporation ("Foothill") and Cerberus Partners L.P., a New York limited partnership ("Cerberus") (collectively, the "Holders").

Capitalized terms used but not defined herein shall have, unless the context otherwise requires, the respective meanings assigned to them in the Exchange Agreement.

For purposes of this opinion, I have examined (i) the Exchange Agreement; (ii) the Second Certificate of Amendment of Certificate of Designation of Series A Preferred Stock filed with the Secretary of the State of Delaware on the date hereof; (iii) Certificate of Designation of Series B Preferred Stock filed with the Secretary of the State of Delaware on the date hereof; (iv) the Stockholder Agreement, dated as of December 29, 2000, by and among the Company and the Holders, as amended by Amendment No. 1 thereto, dated as of December 31, 2001, and Amendment No. 2 dated as of the date hereof (such Stockholder Agreement, as so amended, the "Stockholder Agreement"), (v) Amendment No. 6, of even date herewith, in respect of the Securities Exchange Agreement (herein so defined) dated as of May 6, 1998 by and among the Company, Coram Healthcare Corporation, a Delaware corporation ("CHC") and the Holders;

                                                               December 31, 2002
                                                                     Page 2 of 3


(vi) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Goldman in the principal amount of $4,090,693; (vii) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Foothill in the principal amount of $1,687,675; (viii) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Cerberus in the principal amount of $3,221,632; and (ix) material agreements to which the Company is bound and such other documents, originals or copies, certified or otherwise identified to me by the Company's legal and financial advisors as necessary or advisable to examine as a basis for the opinions hereinafter expressed.

The documents, agreements and instruments referred to in paragraphs (i) through
(ix) above are referred to herein as the "Transaction Documents."

Based on the foregoing, and subject to the exceptions and qualifications stated herein, it is my opinion that:

         1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware.

         2. The Company has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action of the Company. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation enforceable against the Company in accordance with its terms.

         3. To the best of my knowledge, the execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or conflict with any of the terms or provisions of any material agreements to which the Company is a party or by which any of its subsidiaries are bound.

         4. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions therein contemplated will not violate any court order or government authority order to which the Company is subject on the date hereof.

                                                               December 31, 2002
                                                                     Page 3 of 3



I express no opinion as to the effect or applicability of the Bankruptcy Code or any order that may exist (now or in the future) in the proceedings relating to the bankruptcy case of the Company or CHC as to any provision in the Transaction Documents (or in any document or instrument, entered into in connection therewith) including, but not limited to, any such prior provisions relating to
(1) the voting rights of the holders of the shares of Preferred Stock or (2) the number of members or composition of the Board of Directors of the Company that the holders of shares of the Preferred Stock have the right to elect.

I am licensed to practice law in the State of California, and my opinion is limited accordingly.

This opinion may be relied upon by the addressees only in connection with the transactions contemplated by the Exchange Agreement. This opinion is not to be relied upon by the addressees for any other purpose, or relied upon by any other person for any purpose, without my prior written consent.

Very truly yours,

/s/ ALLEN MARABITO

Allen J. Marabito
Executive Vice President and Interim General Counsel

                                    Exhibit F

                             Bankruptcy Court Order

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                                :       Chapter 11
                                     :
CORAM HEALTHCARE CORP. and           :       Case Nos. 00-3299 (MFW)
CORAM, INC.,                         :       (Jointly Administered)
                                     :
                Debtors.             :
                                     :       DOCKET REF. NO. _____

                  ORDER GRANTING [DOCKET NO. 2013] MOTION OF THE
                  CHAPTER 11 TRUSTEE FOR AUTHORIZATION TO ISSUE
                      PREFERRED STOCK IN EXCHANGE FOR DEBT

         AND NOW, this 27th day of December, 2002, upon consideration of the Motion of the Chapter 11 Trustee for Authorization to Issue Preferred Stock in Exchange for Debt (the "Motion") in accordance with the Motion and the Term Sheet(1) attached to the Motion as an exhibit; and it appearing that due and sufficient notice of the Motion was given and that the relief requested in the Motion is in the best interest of the Estates; and after due deliberation and sufficient cause appearing therefor, it is hereby

         ORDERED, that the Motion is GRANTED subject to the Court's comments on the record, and it is further

         ORDERED, that the Trustee is AUTHORIZED to cause Coram to issue preferred stock ("Preferred Stock") having the rights, powers, privileges and obligations set forth in the Motion and the Term Sheet in exchange for the Noteholders' indebtedness*; and it is further

         ORDERED, that the Trustee and the Noteholders are AUTHORIZED to execute such documents and take such other actions as may be reasonably required to implement


----------
(1) Unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them in the Motion.

* to the extent determined by the Trustee's accountants and investment bankers to be required to comply with the equity requirements of Stark II only and effectuate the transactions contemplated hereby and by the Term Sheet; and it is further

         ORDERED, that in the event the results of the audit of the Debtors' financial statements for calendar year 2002 should conclude that the Third Note Exchange did not exchange sufficient indebtedness for preferred stock to establish a minimum equity of the Comm Healthcare Corporation ("CHC") of $75 million as of December 31, 2002, then the Trustee, Debtors and the Noteholders are AUTHORIZED to exchange such additional indebtedness as part of the Third Note Exchange, if all such indebtedness was not originally exchanged in the Third Note Exchange, for such additional shares of preferred stock as may be required to enable CHC to establish $75 million in equity, all in accordance with the Motion and the Term Sheet, and any such additional exchange shall be deemed to have occurred as of December 31, 2002, all without further Order of the Court; and it is further

         ORDERED, that for the reasons specified herein and in the Motion, if equitable or other relief is sought by any party in interest against the Noteholders, all defenses, affirmative defenses, setoffs, recoupments and other such rights of the Trustee, the Noteholders and the Debtors shall be preserved, and all such issues shall be determined, regardless of the First, Second and Third Note Exchanges (collectively, the "Note Exchanges"); and it is further

         ORDERED, the rights and equity interests of the Noteholders as holders of the preferred stock of Coram issued pursuant to the authority conferred by this Order and prior Orders approving Note Exchanges are, and in connection with any chapter 11 plan for either or both of the Debtors or any other distribution of the Debtors' assets pursuant to the

Bankruptcy Code shall remain, senior and superior to the rights and equity interests of all holders of Coram common stock and all claims against and equity interests in CHC; and it is further

         ORDERED, that the Preferred Stock shall be issued pursuant to a private placement exemption from registration under the applicable Federal securities laws and not pursuant to Section 1145 of the Bankruptcy Code.


                                       /s/ MARY F. WALRATH
                                       --------------------------------------
                                       Mary F. Walrath, U.S.B.J.